                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -----------------------------

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                            REGISTRATION NO. 2-29858
                         POST-EFFECTIVE AMENDMENT NO. 64

                                       AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                            REGISTRATION NO. 811-1701
                                AMENDMENT NO. 39

                        DAVIS NEW YORK VENTURE FUND, INC.

                        2949 East Elvira Road, Suite 101
                              Tucson, Arizona 85706
                                (1-520-434-3771)

Agents For Service:            Thomas D. Tays, Esq.
                          Davis Selected Advisers, L.P.
                        2949 East Elvira Road, Suite 101
                                Tucson, AZ 85706
                                 (520) 434-3771

                                      -or-

                                Arthur Don, Esq.
                                D'Ancona & Pflaum
                              111 East Wacker Drive
                                   Suite 2800
                              Chicago IL 60601-4205
                                (1-312-602-2048)


It is proposed that this filing will become effective:

     _____ Immediately upon filing pursuant to paragraph (b) of Rule 485
     __X__ On October 31, 2001 , pursuant to paragraph (b) of Rule 485
     _____ 60 days after filing pursuant to paragraph (a)(1) of Rule
     _____ 485 On _____________, pursuant to paragraph (a) of Rule 485
     _____ 75 days after filing pursuant to paragraph (a)(2) of Rule 485

     _____ On_______________, pursuant to paragraph (a)(2) of Rule 485

Title of Securities being Registered:  Common Stock of:
                                       ---------------

                DAVIS RESEARCH FUND


                                EXPLANATORY NOTE

This Post-Effective Amendment No. 64 to the Registration Statement contains two Prospectuses Class A,B, C and Class Y) and one Statement of Additional Information describing the Davis Research Fund, an authorized series of the Registrant. This Amendment is not intended to amend the prospectuses and statements of additional information of other series of the Registrant.

Amendment of Rule 473 Delaying Amendment
----------------------------------------

This registration statement shall hereafter become effective in accordance with the provisions of section 8(a) of the Securities Act of 1933.

The Registrant requests an effective date of October 31, 2001 pursuant to Rule 485(b).

                                    FORM N-1A

                        DAVIS NEW YORK VENTURE FUND, INC.
                       CLASS A, CLASS B AND CLASS C SHARES

                 POST-EFFECTIVE AMENDMENT NO. 64 TO REGISTRATION
             STATEMENT NO. 2-29858 UNDER THE SECURITIES ACT OF 1933
              AND AMENDMENT NO. 39 UNDER THE INVESTMENT COMPANY ACT
                 OF 1940 TO REGISTRATION STATEMENT NO. 811-1701.

                              CROSS REFERENCE SHEET
                              ---------------------

 N-1A         PART A CAPTION OR PLACEMENT: PROSPECTUS FOR CLASS ABC SHARES
ITEM NO.      OF DAVIS RESEARCH FUND
--------      ------------------------------------------------------------

   1          Front and Back Cover pages
   2, 4       Risk Spectrum;
              Overview of the Fund:
                  Investment Objective and Strategy
                  Principal Risks
                  Fund Performance
   3          Overview of the Fund:  Fees and Expenses
   5          New Fund, Not Annual Report
   6.         Who is Responsible for Your Davis Account
   7.         Once You Invest in the Fund
              How to Open an Account
              How to Buy, Sell and Exchange Shares
   8          How to Choose a Share Class
   9          Overview of the Fund, Financial Highlights


 N-1A         PART A CAPTION OR PLACEMENT: PROSPECTUS FOR CLASS Y SHARES
ITEM NO.      OF DAVIS RESEARCH FUND
--------      ----------------------------------------------------------

   1          Front and Back Cover pages
   2, 4       Risk Spectrum;
              Overview of the Fund:
                  Investment Objective and Strategy
                  Principal Risks
                  Fund Performance
   3          Overview of the Fund:  Fees and Expenses
   5          New Fund, No Annual Report
   6          Who is Responsible for Your Davis Account
   7          Once You Invest in the Fund
              How to Open an Account

            How to Buy, Sell and Exchange Shares
   8        Not Applicable
   9        Overview of the Fund, Financial Highlights


 N-1A       PART B CAPTION OR PLACEMENT:
ITEM NO.    STATEMENT OF ADDITIONAL INFORMATION
--------    -----------------------------------
            (a single SAI covers Davis Research Fund Class A, B, C and Y shares)

  10        Cover Page
  11        Organization of the Company
            Additional Information About the Fund's
            Investment Policies and Risks
            Investment Restrictions
  12        Directors and Officers
            Directors Compensation Table
  13        Certain Shareholders of  the Fund
  14        Investment Advisory Services
            Distribution of Company Shares
            Other Important Service Providers
  15        Portfolio Transactions
  16        Organization of the Company
  17        Purchase of Shares
            Telephone Privilege
            Exchange of Shares
            Redemption of Shares
  19        Federal Income Taxes
  20        Distribution of Company Shares
  21        Performance Data
  22        New Fund, No Annual Report

DAVIS RESEARCH FUND

Prospectus and Application Form

Class A shares
Class B shares
Class C shares

October 31, 2001


The Securities and Exchange Commission has not approved or disapproved of these securities. The Securities and Exchange Commission has not determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.



Over 30 Years Of Reliable Investing(R)

{Inside Front Cover]


Class A, B, C and Y shares of Davis Research Fund have been registered with the Securities and Exchange Commission and the states of Arizona, New Mexico and New York. Shares of Davis Research Fund are not available for sale in any other state or jurisdiction. Currently, only the directors, officers and employees of the Fund or its investment adviser (and the investment adviser itself and affiliated companies) are eligible to purchase Fund shares. The Adviser reserves the right to reject any offer to purchase shares.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                                TABLE OF CONTENTS


Overview of the Fund
       Investment Objective and Strategy
       Determining If This Fund Is Right for You
       Principal Risks
       Past Performance
       Fees and Expenses of the Fund

Who Is Responsible for Your Davis Account

How We Manage the Fund

Once You Invest in Davis Funds

Privacy Notice

How to Choose a Share Class

How to Open an Account

How to Buy, Sell and Exchange Shares

Davis Funds: Over 30 Years of Reliable Investing(R)

Other Fund Documents

OVERVIEW OF DAVIS RESEARCH FUND


INVESTMENT OBJECTIVE AND STRATEGY

Davis Research Fund's investment objective is long-term growth of capital. Under normal circumstances the Fund invests the majority of its assets in equity securities issued by large capitalization and medium capitalization companies.

Our portfolio managers use the Davis investment philosophy--searching for high-quality, well-managed, growing companies that can be purchased at value prices, and holding them for the long term--to identify companies that we believe have favorable prospects for long-term growth. The Fund has the flexibility to invest a limited portion of its assets in companies of any size and to invest in non-equity securities. We consider selling a company if the company no longer exhibits the characteristics that we believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns.


DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:
>>  You are seeking long-term growth of capital.
>> You prefer to invest in large capitalization and medium capitalization companies but are willing to own companies of all sizes.
>>  You are investing for the long term.


YOU SHOULD NOT INVEST IN THIS FUND IF:
>> You are worried about the possibility of sharp price swings and dramatic market declines.
>>  You are interested in earning current income.
>>  You are investing for the short term.


PRINCIPAL RISKS

If you buy shares of Davis Research Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

>> MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

>> COMPANY RISK. The market values of a common stock vary with the success or failure of the company issuing the stock. As a result, the success of the companies in which the Fund invests largely determines the Fund's long term performance. The Fund is expected to invest the majority of its assets in equity securities issued by large capitalization and medium capitalization companies. Investing in medium capitalization companies may be more risky than investing in large capitalization companies. Small and medium capitalization companies typically have more limited product lines, markets and financial resources than large capitalization companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

>> FOCUSED PORTFOLIO RISK. Davis Research Fund is non-diversified and, therefore, is allowed to focus its investments in fewer companies than a fund that is required to diversify its portfolio. The Fund may be subject to greater volatility and risk, and the Fund's investment performance, both good and bad, is expected to reflect the economic performance of the fewer companies the Fund focuses on.

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

You can find more detailed information about the risks of the Fund's particular investments in the section called HOW WE MANAGE THE FUND.


PAST PERFORMANCE

Davis Research Fund began selling shares to the public (on a limited basis) on October 31, 2001. The past performance of the Fund will be included in the next annual update of the Fund's prospectus after it has been operating for a full calendar year.


FEES AND EXPENSES OF THE FUND


                  FEES YOU MAY PAY AS A DAVIS FUND SHAREHOLDER
                      (Paid Directly from Your Investment)

----------------------------------------------------------------------------------------------------------------
                                                               CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                    4.75%            None              None
(as a percentage of offering price)
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) Imposed on Redemptions         0.75%            4.00%             1.00%
(as a percentage of the lesser of the net asset value of
the shares redeemed or the total cost of such shares)
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends         None             None              None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                        None             None              None
----------------------------------------------------------------------------------------------------------------


       ANNUAL FUND OPERATING EXPENSES FOR FISCAL YEAR ENDING JULY 31, 2002
                        (Deducted from the Fund's Assets)

------------------------------------------------------------------------------------------------
                                              CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
------------------------------------------------------------------------------------------------
Management Fees                                    0.75%            0.75%             0.75%
-----------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees              0.25%            1.00%             1.00%
-----------------------------------------------------------------------------------------------
Other Expenses(1)                                  1.75%            1.75%             1.75%
-----------------------------------------------------------------------------------------------
Total Annual Operating Expenses                    2.75%            3.50%             3.50%
-----------------------------------------------------------------------------------------------
Fee Waiver and Expense Reimbursement(2)            1.25%            1.00%             1.00%
-----------------------------------------------------------------------------------------------
Net Expenses                                       1.50%            2.50%             2.50%
-----------------------------------------------------------------------------------------------

(1) "Other Expenses" are based upon estimated operating expenses for the first fiscal year.
(2) The Adviser is contractually committed to waive fees and/or reimburse the Fund's expenses to the extent necessary to cap total annual fund operating expenses (Class A shares: 1.50%, Class B shares: 2.50%, Class C shares:
     2.50%) until December 1, 2002; after that date, there is no assurance that expenses will be capped.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:

-----------------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES IN...            1 YEAR     3 YEARS       5 YEARS       10 YEARS
-----------------------------------------------------------------------------------------
CLASS A SHARES                            $620        $927         $1255         $2180
-----------------------------------------------------------------------------------------
CLASS B SHARES                            $653       $1079         $1531         $2590*
-----------------------------------------------------------------------------------------
CLASS C SHARES                            $353        $779         $1331         $2836
-----------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
IF YOU STILL HOLD YOUR SHARES AFTER...   1 YEAR     3 YEARS       5 YEARS       10 YEARS
-----------------------------------------------------------------------------------------
CLASS A SHARES                            $620        $927         $1255         $2180
-----------------------------------------------------------------------------------------
CLASS B SHARES                            $253        $779         $1331         $2590*
-----------------------------------------------------------------------------------------
CLASS C SHARES                            $253        $779         $1331         $2836
-----------------------------------------------------------------------------------------

* Class B shares' expenses for the 10-year period include two years of Class A shares' expenses, since Class B shares automatically convert to Class A shares after eight years.

WHO IS RESPONSIBLE FOR YOUR DAVIS ACCOUNT

A number of entities provide services to Davis Funds. This section describes how the Fund is organized, the entities that perform these services, and how these entities are compensated. Additional information on the organization of the Fund is provided in the Fund's Statement of Additional Information. For information on how to receive the Statement of Additional Information, see the back cover of this prospectus.

INVESTMENT ADVISER

DAVIS SELECTED ADVISERS, L.P.
Referred to throughout this prospectus as "Davis Selected Advisers" 2949 East Elvira Road, Suite 101
Tucson, AZ 85706

o   Serves as investment adviser for the Davis Funds.
o   Manages the Davis Funds' business affairs.
o   Has served as investment adviser for various clients since 1969.
o Estimated Annual Adviser Fee for fiscal year ending July 31, 2002 (based on average net assets): 0.75%.


INVESTMENT SUB-ADVISER

DAVIS SELECTED ADVISERS - NY, INC.
609 Fifth Avenue
New York, NY 10017

o   Serves as a sub-adviser for the Davis Funds.
o   Has served as investment sub-adviser for various clients since 1996.
o   Wholly owned subsidiary of Davis Selected Advisers.
o Davis Selected Advisers pays for Davis Selected Advisers - NY, Inc.'s sub-advisory services. The Funds do not pay for these services. As a wholly owned subsidiary, sub-advisory fees are based on the subsidiary's operating expenses and not on Fund assets.


CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
Referred to throughout this prospectus as "State Street Bank and Trust" P.O. Box 8406
Boston, MA 02266-8406

o   Prices the Fund's shares daily.
o   Holds securities and other assets of the Fund.
o   Maintains records of shareholders.
o   Supervises the payment of dividends.


BOARD OF DIRECTORS

Davis Funds' board of directors has general supervisory responsibilities for the Funds. The directors monitor and supervise the performance of the investment adviser, sub-advisers and other service providers, monitors the Funds' business and investment activities, and determines whether to renew agreements with the adviser, sub-adviser and distributor.


DISTRIBUTOR

DAVIS DISTRIBUTORS, LLC
Referred to throughout this prospectus as "Davis Distributors"
2949 East Elvira Road, Suite 101
Tucson, AZ 85706

o Oversees purchases of shares and promotional activities for Davis Funds and other mutual funds managed by Davis Selected Advisers.
o   Wholly owned subsidiary of Davis Selected Advisers.


SENIOR RESEARCH ADVISER AND FOUNDER OF THE ADVISER

SHELBY M.C. DAVIS
Responsibilities:
o   Senior Research Adviser of Davis Selected Advisers.

o   Founder of Davis Selected Advisers.

Other Experience:
o Served as a Portfolio Manager of Davis New York Venture Fund from its inception in February 1969 until February 1997.
o Served as a Portfolio Manager of a growth and income fund managed by Davis Selected Advisers from May 1993 until February 1997.


PORTFOLIO MANAGERS

DANTON GOEI
Responsibilities:
o A Portfolio Manager of Davis Research Fund since its inception on October 31, 2001.
o Research Analyst at Davis Selected Advisers since November 1998, specializing in health care and media companies.

Other Experience:
o From May 1995 until joining Davis Selected Advisers, Mr. Goei worked as a consultant with Bain & Company, with Morgan Stanley Asia Limited in its Corporate Finance Group, and earned an MBA from the Wharton School of the University of Pennsylvania.


ADAM SEESSEL
Responsibilities:
o A Portfolio Manager of Davis Research Fund since its inception on October 31, 2001.
o Research Analyst at Davis Selected Advisers since October 1999, with a special focus on consumer products and media companies

Other Experience:
o From 1996 until joining Davis Selected Advisers, Mr. Seessel worked as a research analyst, first with Sanford C. Bernstein & Co. and then with Baron Capital.
o Former journalist and winner of the George Polk Award, generally considered the 2nd highest honor in U.S. reporting.


KENT WHITAKER
Responsibilities:
o A Portfolio Manager of Davis Research Fund since its inception on October 31, 2001.

o Research Analyst at Davis Selected Advisers since August 2000, specializing in energy and manufacturing companies.

Other Experience:
o From 1989 until joining Davis Selected Advisers, Mr. Whitaker worked at Amoco Corp. and BP PLC in a variety of general management and financial management positions.


OUR CODE OF ETHICS

We allow the officers and employees of the Adviser and its affiliates to buy and sell securities for their own personal accounts. However, in order to do so, they must agree to a number of restrictions listed in the Fund's Code of Ethics.


HOW WE MANAGE THE FUND


PRINCIPAL INVESTMENT STRATEGIES

Davis Research Fund's investment objective is long-term growth of capital. Under normal circumstances the Fund invests the majority of its assets in equity securities issued by large capitalization and medium capitalization companies.

For more details concerning current investments and market outlook, please see the most recent annual or semi-annual report.

The Davis investment philosophy stresses a back-to-basics approach: We use extensive research to buy growing companies at value prices and hold on to them for the long term. Over the years, Davis Selected Advisers has developed a list of 10 characteristics that we believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. While very few companies have all 10, we search for those possessing several of the characteristics that are listed in the following chart.


                          WHAT WE LOOK FOR IN A COMPANY

1. FIRST-CLASS MANAGEMENT. We believe that great companies are created by great managers. In visiting companies, we look for managers with a record of doing what they say they are going to do.

2. MANAGEMENT OWNERSHIP. Just as we invest heavily in our own funds, we look for companies where individual managers own a significant stake.

3. STRONG RETURNS ON CAPITAL. We want companies that invest their capital wisely and reap superior returns on those investments.

4. LEAN EXPENSE STRUCTURE. Companies that can keep costs low are able to compete better, especially in difficult times. A low cost structure sharply reduces the risk of owning a company's shares.

5. DOMINANT OR GROWING MARKET SHARE IN A GROWING MARKET. A company that is increasing its share of a growing market has the best of both worlds.

6. PROVEN RECORD AS AN ACQUIRER. When an industry or market downturn occurs, it is a good idea to own companies that can take advantage of attractive prices to expand operations through inexpensive acquisitions.

7. STRONG BALANCE SHEET. Strong finances give a company staying power to weather difficult economic cycles.

8. COMPETITIVE PRODUCTS OR SERVICES. We invest in companies with products that are not vulnerable to obsolescence.

9. SUCCESSFUL INTERNATIONAL OPERATIONS. A proven ability to expand internationally reduces the risk of being tied too closely to the U.S. economic cycle.

10. INNOVATION. The savvy use of technology in any business, from a food company to an investment bank, can help reduce costs and increase sales.


OTHER INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests the majority of its assets in equity securities issued by large capitalization and medium capitalization companies. Companies with market capitalizations of $10 billion or more are considered large capitalization companies. Companies with market capitalizations of between $3 billion and $10 billion are considered medium capitalization companies. The Fund may invest a portion of its assets in small capitalization companies, foreign companies, and engage in active trading (which would increase portfolio turnover and may increase taxable distributions), and may employ other investment strategies, but they are not principal investment strategies. The Statement of Additional Information discusses these securities and investment strategies.

The Fund uses short-term investments to maintain flexibility while we evaluate long-term opportunities. The Fund also may use short-term investments for temporary defensive purposes. In the event our portfolio managers anticipate a decline in the market values of the companies the Fund invests in, we may reduce the Fund's risk by investing in short-term securities until market conditions improve. Unlike equity securities, short-term investments will not appreciate in value when the market advances. When the Fund is temporarily invested in short-term investments with the intend of preserving capital, it will not be pursuing its investment objective of long-term growth of capital.


RISK SPECTRUM

Davis Selected Advisers manages eight retail mutual funds in the Davis family. Each Fund has a distinct investment objective and strategy. The following graph shows how these Funds compare to each other in terms of risk.

-----------------------------------------------------------------------
DAVIS FUNDS                                     LOW      MED      HIGH
-----------------------------------------------------------------------
DAVIS INTERNATIONAL TOTAL RETURN FUND                               o
-----------------------------------------------------------------------
DAVIS GROWTH OPPORTUNITY FUND                                       o
-----------------------------------------------------------------------
DAVIS FINANCIAL FUND                                                o
-----------------------------------------------------------------------
DAVIS RESEARCH FUND                                                 o
-----------------------------------------------------------------------
DAVIS REAL ESTATE FUND                                    o
-----------------------------------------------------------------------
DAVIS NEW YORK VENTURE FUND                               o
-----------------------------------------------------------------------
DAVIS CONVERTIBLE SECURITIES FUND                         o
-----------------------------------------------------------------------
DAVIS GOVERNMENT BOND FUND                       o
-----------------------------------------------------------------------
DAVIS GOVERNMENT MONEY MARKET FUND               o
-----------------------------------------------------------------------

For more information about any of the other Davis Funds, including risks, charges and expenses, ask for a prospectus. Read it carefully before investing or sending money.

ONCE YOU INVEST IN DAVIS FUNDS

This section describes how your investment is valued, how you earn money on your investment, and how the government may tax these earnings.


HOW YOUR SHARES ARE VALUED

Once you open an account in the Fund, you may buy or sell shares on any business day. The share price of your investment changes, depending on the total value of the Fund's investments.

Each business day, we determine the value of fund shares by adding up the total value of investments plus other assets (such as cash), subtracting liabilities, and dividing the result by the total number of shares outstanding. This share figure is known as the net asset value.

Net asset values for all Davis Funds are determined each business day. A business day is any day the New York Stock Exchange is open for trading. We calculate net asset value either at the close of the New York Stock Exchange or at 4 p.m. Eastern Standard Time, whichever comes first.

The net asset values of most Davis Funds shares are published daily in the business section of many major newspapers. If you have access to the Internet, you also can check net asset value on our Website (WWW.DAVISFUNDS.COM).


HOW SECURITIES IN THE PORTFOLIO ARE VALUED

We use current market valuations to price the Fund's securities:

o Securities that trade on an organized exchange are valued at the last published sales price on the exchange. If no sales are recorded, the securities are valued at the average of the closing bid and asked prices on the exchange.

o Over-the-counter securities are valued at the average of closing bid and asked prices.

o Debt securities may be valued by an independent pricing service. In particular, the Fund relies on a professional pricing service that has experience in valuing securities with limited resale markets so as to obtain prices that reflect the market as accurately as possible.

o Discount securities purchased with a maturity of 60 days or less usually are valued at amortized cost.

o Securities with unavailable market quotations and other assets are valued at "fair value," which is determined by the Board of Directors.

If any of the Fund's securities are traded in markets that close at different times, events affecting portfolio values that occur after the time that their prices are determined and the time the Fund's shares are priced may not be reflected in the Fund's share price. The Fund has adopted procedures designed to identify and react to significant events in foreign markets which would have a material effect on the Fund's net asset value. The net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

Securities denominated in foreign currencies and traded in foreign markets will have their value converted into U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank and Trust. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Fund's shares even if there has not been any change in the foreign currency price of the Fund's investments.


HOW WE PAY EARNINGS

There are two ways you can receive payments from the Fund:

o DIVIDENDS. Dividends are distributions to shareholders of net investment income and short-term capital gains on investments.

o CAPITAL GAINS. Capital gains are profits received by the Fund from the sale of securities held for the long term, which are then distributed to shareholders.

If you would like any information about when a particular Fund pays dividends and distributes capital gains, if any, please call 1-800-279-0279. Unless you choose otherwise, the Fund automatically reinvests your dividends and capital gains in additional Fund shares.

You can request to have your dividends and capital gains paid to you by check, deposited directly into your bank account, paid to a third party or sent to an address other than your address of record.

We also offer a DIVIDEND DIVERSIFICATION PROGRAM, which allows you to have your dividends and capital gains reinvested in shares of another Davis Fund.

You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Davis Funds Application Form or on the IRS Form W-9 that your Tax Identification Number is correct and you are not subject to backup withholding. Backup withholding is required for taxpayers who are subject to back taxes for failure to report all interest and dividends.

If you fail to report a correct Taxpayer Identification Number, under-report dividend or interest income or already are subject to backup withholding, Davis Funds are required by law to withhold a portion of any distributions you may receive and send it to the U.S. Treasury.


HOW TO PUT YOUR DIVIDENDS AND CAPITAL GAINS TO WORK

You can have all dividends and capital gains automatically invested in the same share class of this or other Davis Funds. To be eligible for this DIVIDEND DIVERSIFICATION PROGRAM, all accounts involved must be registered under the same name, the same class of shares, and have a minimum initial value of $250. Shares are purchased at the chosen Fund's net asset value on the dividend payment date. You can make changes to your selection or withdraw from the program with 10 days' notice. To participate in this program, fill out the cross-reinvest information in the appropriate section of the Application Form. Once your account has been opened and you wish to establish this program, call for more information.


HOW YOUR DIVIDENDS AND CAPITAL GAINS ARE TAXED

o If the Fund pays dividends, the dividends are taxable to shareholders as ordinary income. Dividends include both net investment income and short-term capital gains.

o If the Fund pays net capital gains, they generally will be taxed as a long-term capital gain distribution.

These payments may be taxed at different rates, depending on the length of time the Fund holds its assets. More information is provided in the instructions that come with your tax return.

Investment earnings (dividends and capital gains), whether received in cash or reinvested in shares, are taxable in the year in which they are declared, not the year they are paid.

Also, keep in mind that when you sell or exchange shares of the Fund, it may result in a taxable gain or loss.

We recommend that you consult with a tax adviser about dividends and capital gains that may be received from the Fund.


PRIVACY NOTICE

We collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our funds, to open an account for you, or to process a transaction. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We also may provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you, or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.


HOW TO CHOOSE A SHARE CLASS

Before you can buy any shares in any Davis Fund, you need to decide which class of shares best suits your needs. Davis Funds offer four classes of shares: A, B, C and Y. Class Y shares, which are offered through a separate prospectus, are available only to qualified institutional investors. Each class is subject to different expenses and sales charges.

You may choose to buy one class of shares rather than another, depending on the amount of the purchase and the expected length of time of investment. Long-term shareholders of Class B or C shares may pay more than the maximum front-end sales charge allowed by the National Association of Securities Dealers.

SPECIAL NOTE: Institutions buying $5 million or more of any Davis Fund may be eligible to buy Class Y shares, offered through a separate prospectus. With Class Y shares, you pay no sales charges or distribution fees. To find out more about Class Y shares, contact your sales representative or our distributor, Davis Distributors.

DISTRIBUTION AND SERVICE FEES. The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay for distribution of shares and for services provided to shareholders. Payments under the Class A Distribution Plan are limited to an annual rate 0.25% of the average daily net assets value of the Class A shares. Payments under the Class B and Class C Distribution Plans are limited to an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class B or Class C shares respectively, or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc, which currently is 1.00%. Therefore, the effective rate of the Class B and Class C share Distribution Plans is currently 1.00%. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


CLASS A SHARES

Class A shares may be best for you if you are a long-term investor who is willing to pay the entire sales charge at the time of purchase. In return, you pay a lower distribution fee than the two other share classes:

o You buy Class A shares at their net asset value per share plus a sales charge, which is 4.75% for any investment below $100,000 (see chart following). The term "offering price" includes the front-end sales charge.
o    There is no limit on how much you can invest in this share class.
o Davis Funds (other than Davis Government Money Market Fund) pay a distribution fee--up to 0.25% of the average daily net asset value--each year you hold the shares. This fee is lower than the fee you pay for the other two classes of shares. Lower expenses translate into higher annual return on net asset value.


                          CLASS A SHARES SALES CHARGES
         (For All Davis Funds Except Davis Government Money Market Fund)

----------------------------------------------------------------------------------------------------
                                                                              AMOUNT OF SALES CHARGE
                                                                                     RETAINED BY
                            SALES CHARGE             SALES CHARGE                     THE DEALER
                           (PERCENTAGE OF         (PERCENTAGE OF NET               (PERCENTAGE OF
 AMOUNT OF PURCHASE        OFFERING PRICE)          AMOUNT INVESTED)               OFFERING PRICE)
----------------------------------------------------------------------------------------------------
Under $100,000                  4.75%                    5.0%                           4.0%
----------------------------------------------------------------------------------------------------
$100,000 - $250,000             3.5%                     3.6%                           3.0%
----------------------------------------------------------------------------------------------------
$250,000 - $500,000             2.5%                     2.6%                           2.0%
----------------------------------------------------------------------------------------------------
$500,000 - $750,000             2.0%                     2.0%                           1.75%
----------------------------------------------------------------------------------------------------
$750,000 - $1 million           1.0%                     1.0%                           0.75%
----------------------------------------------------------------------------------------------------
$1 million or more*             None                     None                           None
----------------------------------------------------------------------------------------------------

* You pay no front-end sales charge on purchases of $1 million or more, but if you sell those shares (in any Davis Fund other than Davis Government Money Market Fund) within the first year, you may pay a deferred sales charge of 0.75%. Davis Distributors may pay the dealer a commission during the first year after purchase at the following rates:

-------------------------------------------------------------
         PURCHASE AMOUNT                  COMMISSION
-------------------------------------------------------------
        First $3 million                    0.75%
-------------------------------------------------------------
         Next $2 million                    0.50%
-------------------------------------------------------------
      More than $5 million                  0.25%
-------------------------------------------------------------

If a commission is paid for purchases of $1 million or more, the dealer will be paid with distribution fees received from the Fund. If distribution fee limits already have been reached for the year, Davis Distributors itself will pay the commissions.

As the chart above shows, the sales charge gets smaller as your purchase amount increases. There are several ways you may combine purchases to qualify for a lower sales charge.


YOU CAN COMBINE PURCHASES OF CLASS A SHARES:

o WITH OTHER FAMILY MEMBERS. If you buy shares for yourself, your spouse and any children under the age of 21, all the shares you buy will be counted as a single purchase.

o WITH CERTAIN GROUPS. If you buy shares through a group organized for a purpose other than to buy mutual fund shares, the purchases will be treated as a single purchase.

o THROUGH EMPLOYEE BENEFIT PLANS. If you buy shares through trust or fiduciary accounts and Individual Retirement Accounts (IRAs) of a single employer, the purchases will be treated as a single purchase.

o UNDER A STATEMENT OF INTENTION. If you enter a Statement of Intention and agree to buy Class A shares of $100,000 or more over a 13-month period, all of the shares you buy during that period will be counted as a single purchase, with the exception of purchases into Davis Government Money Market Fund. Before entering a Statement of Intention, please read the terms and conditions in the Statement of Additional Information. Under a Statement of Intention, you agree to permit our service provider, State Street Bank and Trust, to hold fund shares in escrow to guarantee payment of any sales charges that may be due if you ultimately invest less than you agreed to invest over the covered 13-month period.

o UNDER RIGHTS OF ACCUMULATION. If you notify your dealer or our distributor, Davis Distributors, you can include the Class A, B and C shares you already own when calculating the price for your current purchase.

o WITH CLASS A SHARES OF OTHER DAVIS FUNDS. If you buy Class A shares of this or any other Davis Fund, all of the shares you buy will be counted as a single purchase. This includes shares purchased under a Statement of Intention or Rights of Accumulation.


CLASS A SHARES FRONT-END SALES CHARGE WAIVERS

We do not impose a sales charge on purchases of Class A shares for:

>>   Investments in Davis Government Money Market Fund.

>> Shareholders making purchases with dividends or capital gains that are automatically reinvested.

>> Directors, officers and employees of any Davis Fund, the investment adviser of any Davis Fund or its affiliates, and their immediate families.

>> Employees and people affiliated with broker-dealer firms offering shares in any Davis Fund.

>> Financial institutions acting as fiduciaries making single purchases of $250,000 or more.

>> Employee benefit plans making purchases through a single account covering at least 250 participants.

>> Wrap accounts offered by securities firms, fee-based investment advisers or financial planners.

>>   State and local governments.

>> Shareholders making purchases in certain accounts offered by securities firms that have entered into contracts with the Fund and which charge fees based upon assets in the account.

Wrap accounts are investment programs offered by broker-dealers who place a client's funds with one or more investment advisers and charge a fee for their services.

CLASS B SHARES

Class B shares may be best for you if you are willing to pay a higher distribution fee than Class A shares for eight years in order to avoid paying a front-end sales charge:

>>   You buy the shares at net asset value (no initial sales charge).

>>   You can invest up to $250,000 in Class B shares.

>> If you sell Class B shares in any of the Davis Funds (other than Davis Government Money Market Fund) within six years of purchase, you must pay a deferred sales charge. This charge decreases over time as you own the shares (see chart following). At redemption, the deferred sales charge will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

>> After you hold Class B shares for eight years, they are automatically converted into Class A shares without paying a front-end sales charge. Investors in Class A shares pay a lower distribution fee.

>> Investors in Class B shares (other than Davis Government Money Market Fund) pay a distribution fee of 1% of the average daily net asset value each year you hold the shares. Higher expenses translate into lower annual return on net asset value.

Investors who buy Class B shares of Davis Government Money Market Fund will not pay deferred sales charges, unless the money market fund shares were received in exchange for shares of other Davis Funds, See "Exchanging Shares".


                      CLASS B SHARES DEFERRED SALES CHARGES
         (FOR ALL DAVIS FUNDS EXCEPT DAVIS GOVERNMENT MONEY MARKET FUND)

-----------------------------------------------------------------------------
    SALES MADE AFTER PURCHASE            AMOUNT OF DEFERRED SALES CHARGE
-----------------------------------------------------------------------------
              Year 1                                    4%
-----------------------------------------------------------------------------
            Years 2-3                                   3%
-----------------------------------------------------------------------------
            Years 4-5                                   2%
-----------------------------------------------------------------------------
              Year 6                                    1%
-----------------------------------------------------------------------------
            Years 7-8                                  None
-----------------------------------------------------------------------------


CLASS C SHARES

Class C shares may be best for you if you are willing to pay a higher distribution fee than Class A shares pay in order to avoid paying a front-end sales charge:

>>   You buy the shares at net asset value (no initial sales charge).

>>   You cannot invest more than $1 million in Class C shares.

>> If you sell Class C shares in any of the Davis Funds (other than Davis Government Money Market Fund) within one year of purchase, you must pay a deferred sales charge of 1%. At redemption, the deferred sales charge will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

>> Investors in Class C shares (other than Davis Government Money Market Fund) pay a distribution fee of 1% of the average daily net asset value each year you hold the shares. Higher expenses translate into lower annual return on net asset value.

Investors who buy Class C shares of Davis Government Money Market Fund will not pay deferred sales charges unless the money market fund shares were received in exchange for shares of other Davis Funds, See "Exchanging Shares".


DEFERRED SALES CHARGE

As an investor in any Davis Fund (other than Davis Government Money Market
Fund), you may pay a deferred sales charge as a percentage of the net asset value of the shares you sell or the total cost of the shares, whichever is lower. At redemption, the deferred sales charge will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. Davis Funds investors pay a deferred sales charge in the following cases:

>> As a Class A shareholder, only if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase.

>> As a Class B shareholder, if you sell shares within six years of purchase. The percentage decreases over the six-year period.

>>   As a Class C shareholder, if you sell shares within one year of purchase.

To keep deferred sales charges as low as possible, we first will sell shares in your account that are not subject to deferred sales charges (if any). We do not impose a deferred sales charge on the amount of your account value represented by an increase in net asset value over the initial purchase price, or on shares acquired through dividend reinvestments or capital gain distributions.

To determine whether the deferred sales charge applies to a redemption, the Funds redeem shares in the following order:

>> Shares acquired by reinvestment of dividends and capital gain distributions.

>>   Shares that no longer are subject to the deferred sales charge.

>>   Shares that have increased in value beyond their original cost.

>>   Shares held the longest, but still subject to the deferred sales charge.


DEFERRED SALES CHARGE WAIVERS

We will waive deferred sales charges on sales of Class A, B and C shares of any Davis Fund if:

>> You sell Class A shares that were not subject to a commission at the time of purchase (the amount of purchase totaled $1 million or more and the shares were held for more than a year).

>> You (or a registered joint owner) die or have been determined to be totally disabled after the purchase of shares.

>> You sell shares under the Automatic Withdrawal Plan if the aggregate value of the redeemed shares does not exceed 12% of the account's value.*

>> You sell shares under a qualified retirement plan or IRA that constitutes a tax-free return of contributions to avoid a penalty.

>> Your Fund sells the remaining shares in your account under an Involuntary Redemption.

>> You qualify for an exception relating to defined contribution plans. These exceptions are described in the Statement of Additional Information.

>> You are a director, officer or employee of Davis Selected Advisers or one of its affiliates (or a family member of a director, officer or employee).

If the net asset value of the shares that you sell has increased since you purchased them, any deferred sales charge will be based on the original cost of the shares.

* An Automatic Withdrawal Plan may be established as either a percentage or a fixed-dollar amount. The shares that may be redeemed without a sales charge are recalculated as a percentage of the current market value of the account as of the date of each withdrawal. If established as a percentage, no sales charge will be incurred regardless of market fluctuations. If established as a fixed-dollar amount, a sales charge may be incurred if the market value of the account decreases. If you redeem shares in addition to those redeemed pursuant to the Automatic Withdrawal Plan, a deferred sales charge may be imposed on those shares and on any subsequent redemptions within a 12-month period, regardless of whether such redemptions are pursuant to an Automatic Withdrawal Plan.

If you have any additional questions about choosing a share class, please call us toll-free at 1-800-279-0279 during business hours, 9 a.m. to 6 p.m. Eastern Standard Time. If you still are not sure about which class is best for you, contact your financial adviser.


HOW TO OPEN AN ACCOUNT

You can open an account if you invest at least:

o    $1,000 for a non-retirement plan account.
o    $250 for a retirement plan account.


THREE WAYS YOU CAN OPEN AN ACCOUNT

1. BY MAIL. Fill out the Application Form and mail it to our service provider, State Street Bank and Trust. You must sign the Application Form. Include a check made payable to DAVIS FUNDS or, in the case of a retirement account, the custodian or trustee. All purchases by check should be in U.S. dollars. DAVIS FUNDS WILL NOT ACCEPT THIRD-PARTY CHECKS.

2. BY DEALER. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for buying these shares.

3. BY WIRE. You may wire federal funds directly to our service provider, State Street Bank and Trust. Before you wire an initial investment, you must call Davis Distributors and obtain an account number and Application Form. A customer service representative will assist you with your initial investment by wire. After the initial wire purchase is made, you will need to return the Application Form to State Street Bank and Trust. To ensure that the purchase is credited properly, follow these wire instructions:

     State Street Bank and Trust Company
     Boston, MA 02210
     Attn: Mutual Fund Services
     DAVIS RESEARCH FUND
     Shareholder Name
     Shareholder Account Number
     Federal Routing Number 011000028
     DDA Number 9904-606-2


RETIREMENT PLAN ACCOUNTS

You can invest in Davis Funds using any of these types of retirement plan accounts:

o    Deductible IRAs
o    Non-deductible IRAs
o    Roth IRAs
o    Education Savings Accounts
o    Simple IRAs
o    Simplified Employee Pension (SEP) IRAs
o    403(b) Plans

State Street Bank and Trust acts as custodian (service provider) for the retirement plans and charges the participant a $10 maintenance fee each year regardless of the number of plans established per Social Security Number. These fees are automatically deducted from each account, unless you elect to pay the fee directly. To open a retirement plan account, you must fill out a special application form. You can request this form by calling Davis Distributors.


HOW TO BUY, SELL AND EXCHANGE SHARES

Once you have established an account with Davis Funds, you can add to--or withdraw from--your investment. This section provides an overview of the types of transactions you can perform as a Davis Funds shareholder. This includes how to initiate these transactions, and the charges that you may incur (if any) when buying, selling and exchanging shares.

An exchange occurs when you sell shares in one Davis Fund to buy shares in another Davis Fund in the same class of shares in response to changes in your goals or in market conditions.


THREE WAYS TO BUY, SELL AND EXCHANGE SHARES

1. BY TELEPHONE. Call 1-800-279-0279. You can speak directly with a Davis Funds representative during our business hours (9 a.m. to 6 p.m. Eastern Standard Time) or use our automated telephone system anytime, day or night.

2. BY MAIL. Send the request to our service provider, State Street Bank and Trust.

         Regular mail:
         State Street Bank and Trust Company
         c/o Davis Funds
         P.O. Box 8406
         Boston, MA 02266-8406

         Express shipping:
         State Street Bank and Trust Company
         c/o Davis Funds
         66 Brooks Drive
         Braintree, MA 02184

3. BY DEALER. Contact a dealer, who will then make the transaction through our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for each transaction.

The Davis Funds do not issue certificates for any Class of shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Davis Funds by State Street Bank and Trust. You will receive a statement showing the details of the transaction and any other transactions you had during the current year each time you add to or withdraw from your account.


WHEN YOUR TRANSACTIONS ARE PROCESSED

The per-share price for purchases or sales made through our distributor, Davis Distributors, will be processed on the same day if the order is received before 4 p.m. Eastern Standard Time. If State Street Bank and Trust requires additional documents to complete the purchase or sale, the transaction price will be determined at the close of business after all required documents are received.

For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must:

o   Receive your order before 4 p.m. Eastern Standard Time.
o   Promptly transmit the order to State Street Bank and Trust.


BUYING MORE SHARES

You can buy more shares at any time by mail or through a dealer. The minimum purchase amount is $25.

When you purchase shares by mail, send a check made payable to DAVIS FUNDS for the amount of purchase to our service provider, State Street Bank and Trust. If you have the purchase form from your most recent statement, include it with the check. If you do not have a purchase form, include a letter with your check stating the name of the Fund, the class of shares you wish to buy and your account number.

When you buy shares through a dealer, you may be charged a service fee or commission for performing the transaction.


MAKING AUTOMATIC INVESTMENTS

An easy way to increase your investments in this or other Davis Funds is to sign up for the AUTOMATIC INVESTMENT PLAN. Under this plan, you arrange for a set amount of money to be taken from your bank account and invested in Fund shares. The minimum amount you can invest each month is $25. The account minimum of $1,000 for non-retirement accounts or $250 for retirement accounts will be waived if you meet the minimum requirement within a year.

Purchases can be processed electronically on any day of the month between the 5th and 28th if the institution that services your bank account is a member of the Automated Clearing House system. After each automatic investment, you will receive a transaction confirmation, and the debit should show up on your next bank statement.

To sign up for the Automatic Investment Plan, fill out the appropriate section of the Application Form. After your account has been opened and you wish to establish this plan, you must submit a letter of instruction signed by the account owner(s). You can stop automatic investments at any time by calling Davis Distributors.

You also can use our Dividend Diversification Program to buy more shares in any Davis Fund. See ONCE YOU INVEST IN DAVIS FUNDS.

The Automated Clearing House system is used by most banks for electronic transfers of money into and out of your bank account, and is regulated by the Federal Reserve.


SELLING SHARES

You may sell back all or part of your shares in any Davis Fund in which you invest (known as a redemption) on any business day, at net asset value minus any sales charges that may be due. You can sell the shares by telephone, by mail or through a dealer.

When you sell shares by mail, indicate the number of shares or dollar amount you wish to redeem and send the request to our service provider, State Street Bank and Trust. If more than one person owns the shares you wish to sell, all owners must sign the redemption request. You may be required to have the owners' signatures medallion-guaranteed (see "Medallion Signature Guarantee" following).

When you sell shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Redemption proceeds usually are paid to you in cash within seven days after State Street Bank and Trust receives your proper sale request. If any of the shares redeemed recently were purchased, payment to you will be delayed until your purchase check has cleared, up to a maximum of 15 days from the date of purchase.


WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES

o You always will receive cash for sales that total less than $250,000 or 1% of the Fund's net asset value during any 90-day period. Any sales above the cash limit may be paid in securities and would mean you would have to pay brokerage fees if you sold the securities.

o You will need a medallion signature guarantee on a stock power or redemption request for sales paid by check totaling more than $100,000. However, if your address of record has changed in the last 30 days, or if you wish to send redemption proceeds to a third party, you will need a medallion signature guarantee for all sales.

o In the past the Davis Funds issued certificates. If a certificate was issued for the shares you wish to sell, the certificate must be sent by certified mail to State Street Bank and Trust and accompanied by a letter of instruction signed by the owner(s).

o    A sale may produce a gain or loss. Gains may be subject to tax.

o The Securities and Exchange Commission can suspend payment of sales under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.

MEDALLION SIGNATURE GUARANTEE. A written endorsement from an eligible guarantor institution that the signature(s) on the written request is(are) valid. Eligible guarantors include federally insured financial institutions, registered broker-dealers or participants in a recognized medallion signature guarantee program. Davis Funds cannot accept guarantees from institutions that do not provide reimbursement in cases of fraud. No other form of signature verification can be accepted.

STOCK POWER. A letter of instruction signed by the owner of the shares that gives State Street Bank and Trust permission to transfer ownership of the shares to another person or group. Any transfer of ownership requires that all shareholders have their signatures medallion-guaranteed.


SPECIAL NOTE: When you make a sale or withdrawal, a deferred sales charge may be imposed if:

o You buy $1 million or more of Class A shares and sell them within a year of purchase.
o    You sell Class B shares within six years of purchase.
o    You sell Class C shares within one year of purchase.


IF YOU DECIDE TO BUY BACK SHARES YOU SOLD

If you decide to buy back some or all of the shares you sold in a Davis Fund within 60 days of sale and notify us in writing, you can take advantage of the SUBSEQUENT REPURCHASE PRIVILEGE. With this privilege, which you can use only once, you will not be charged a sales charge, and any deferred sales charge you paid on the original sale will be returned to your account. Shares will be purchased at the current price, into the same Davis Fund, and into the same account. You must send a letter to our service provider, State Street Bank and Trust, along with a check for the repurchased shares.


IF YOUR ACCOUNT FALLS BELOW $250

If your account balance falls below $250 as a result of a redemption or exchange, we may sell your remaining shares in the Fund at net asset value. We first will notify you by mail, giving you at least 60 days' notice that an INVOLUNTARY REDEMPTION may take place. If you can increase your account balance to above $250 during the notice period, the Involuntary Redemption will be canceled.


MAKING AUTOMATIC WITHDRAWALS

If your account balance is more than $10,000, you can sell a set dollar or percentage amount each month or quarter. Because withdrawals are sales, they may produce a gain or loss. If you purchase additional shares at the same time that you make a withdrawal, you may have to pay taxes and a sales load. When you participate in this plan, known as the AUTOMATIC WITHDRAWAL PLAN, shares are sold so that you will receive payment by one of three methods:

o You may receive funds at the address of record provided that this address has been unchanged for a period of not less than 30 days. These funds are sent by check on or after the 25th day of the month.

o You also may choose to receive funds by Automated Clearing House (ACH) to the banking institution of your choice. You may elect an ACH draft date between the 5th and the 28th days of the month. You must complete the appropriate section of the Application Form. Once your account has been established, you must submit a letter of instruction with a medallion signature guarantee to execute an Automatic Withdrawal Plan by ACH.

o You may have funds sent by check to a third party at an address other than the address of record. You must complete the appropriate section of the Application Form. Once your account has been established, you must submit a letter of instruction with a medallion signature guarantee to designate a third-party payee.

You may stop automatic withdrawals at any time without charge or penalty by calling Davis Distributors or by notifying the service agent in writing.


WIRING SALE PROCEEDS TO YOUR BANK ACCOUNT

You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust for wire service, and receiving banks also may charge for this service. Redemption by federal funds wire usually is credited to your bank account on the next business day after the sale. Alternatively, redemption through Automated Clearing House usually will arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you first must fill out the "Banking Instruction" section on the account application form and attach a voided check or deposit slip. If the account already has been established, an Account Service Form or letter of instruction must be submitted with a medallion guarantee and a copy of a voided check or deposit slip.


EXCHANGING SHARES

You can sell shares of any Davis Fund to buy shares in the same class of any other Davis Fund without having to pay a sales charge. This is known as an exchange. You can exchange shares by telephone, by mail or through a dealer. The initial exchange must be for at least $1,000 for a non-retirement account (unless you are participating in the Automatic Exchange Program). Exchanges normally are performed on the same day of the request if received in proper form (all necessary documents, signatures, etc.) by 4 p.m. Eastern Standard Time.

Shares in different Davis Funds may be exchanged at relative net asset value. However, if any Davis Fund shares being exchanged are subject to a deferred sales charge, Statement of Intention or other limitation, the limitation will continue to apply to the shares received in the exchange. When you exchange shares in a Davis Fund for shares in Davis Government Money Market Fund, the holding period for any deferred sales charge does not continue during the time that you own Davis Government Money Market Fund shares. For example, Class B shares are subject to a declining sales charge for six years. Any period that you are invested in shares of Davis Government Money Market Fund will be added to the six-year declining sales charge period.

When you exchange shares by mail, you must send our service provider, State Street Bank and Trust, a written request for the exchange. In the past the Davis Funds issued certificates. If you wish to exchange shares for which you hold share certificates, these certificates must be sent by certified mail to State Street Bank and Trust accompanied by a letter of instruction signed by the owner(s). If your shares are being sold for cash, this is known as a redemption. Please see the section WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES for restrictions that might apply to this type of transaction.

When you exchange shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Before you decide to make an exchange, you must obtain the current prospectus of the desired Fund. For federal income tax purposes, exchanges between Funds are treated as a sale and a purchase. Therefore, there usually will be a recognizable capital gain or loss due to an exchange.

There are limits to the number of exchanges you can make each year. Currently, four exchanges between Funds are allowed during a 12-month period. You may make an unlimited number of exchanges out of Davis Government Money Market Fund. Automatic exchanges are excluded from this provision. Davis Distributors must approve any exchanges above the limit in writing.


YOU CAN MAKE EXCHANGES AMONG ANY OF THE DAVIS FUNDS WITHOUT HAVING TO PAY ANY SALES CHARGE:

EQUITY FUNDS
Davis New York Venture Fund
Davis Growth Opportunity Fund
Davis Financial Fund
Davis Research Fund
Davis International Total Return Fund

GROWTH & INCOME FUNDS
Davis Real Estate Fund
Davis Convertible Securities Fund

GOVERNMENT BOND FUND
Davis Government Bond Fund

GOVERNMENT MONEY MARKET FUND
Davis Government Money Market Fund

For more information about any of the other Davis Funds, including risks, fees and expenses, ask for a prospectus. Read it carefully before investing or sending money.


MAKING AUTOMATIC EXCHANGES

You can elect to make automatic monthly exchanges if all accounts involved are registered under the same name and have a minimum initial value of $250. You must exchange at least $25 to participate in this program, known as the AUTOMATIC EXCHANGE PROGRAM. To sign up for this program, fill out the appropriate section of the Application Form. Once your account has been established, you may contact our customer service department to establish this program.


TELEPHONE TRANSACTIONS

A benefit of investing through Davis Funds is that you can use our automated telephone system to buy, sell or exchange shares. If you do not wish to have this option activated for your account, complete the appropriate section of the Application Form.

When you call Davis Distributors, you can perform a transaction with Davis Funds in one of two ways:

o Speak directly with a representative during business hours (9 a.m. to 6 p.m. Eastern Standard Time).
o If you have a TouchTone(TM)telephone, you can use the automated telephone system, known as DAVIS DIRECT ACCESS, 24 hours a day, seven days a week.

If you wish to sell shares by telephone and receive a check in the mail:

o    The maximum amount that can be issued is $100,000.
o    The check can be issued only to the registered account owner.

o    The check must be sent to the address on file with Davis Distributors.
o    Your current address must be on file for at least 30 days.

When you buy, sell or exchange shares over the telephone, you agree that Davis Funds are not liable for following telephone instructions believed to be genuine (that is, directed by the account holder or registered representative on file). We use certain procedures to confirm that your instructions are genuine, including a request for personal identification and a tape recording of the conversation. If these procedures are not used, the Fund may be liable for any loss from unauthorized instructions.

Be aware that during unusual market conditions, Davis Funds may not be able to accept all requests by telephone.


INTERNET TRANSACTIONS

You can use our Website--WWW.DAVISFUNDS.COM--to review your account balance and recent transactions. Your account may qualify for the privilege to purchase, sell or exchange shares online through the Internet. You also may request confirmation statements and tax summary information be mailed to the address on file. Please review our Website for more complete information. If you do not wish to have this option activated for your account, please contact our customer service department.

To access your accounts, you will need the name of the fund(s) in which you are invested, an account number and your Social Security Number. Davis Funds provides written confirmation of your initial access and any time you buy, sell or exchange shares. You also must establish a unique and confidential Personal Identification Number (PIN). This PIN is required each time you access your Davis account online.

When you buy, sell or exchange shares over the Internet, you agree that Davis Funds are not liable for following instructions believed to be genuine (that is, directed by the account holder or registered representative on file). We use certain procedures to confirm that your instructions are genuine. If these procedures are not used, the Fund may be liable for any loss from unauthorized instructions.


YOU CAN USE DAVIS DIRECT ACCESS TO:

o    GET THE PRICE, TOTAL RETURN AND FUND DESCRIPTION FOR ANY DAVIS FUND.

o    CHECK YOUR ACCOUNT BALANCE AND OTHER ACCOUNT INFORMATION.

o    BUY, SELL AND EXCHANGE SHARES.*

o    GET THE MAILING ADDRESS AND WIRE INSTRUCTIONS FOR ANY DAVIS FUND.

* RETIREMENT ACCOUNTS MAY BE SUBJECT TO RESTRICTIONS.

DAVIS FUNDS:
OVER 30 YEARS OF RELIABLE INVESTING(R)

Davis Selected Advisers, investment adviser of Davis Funds, has a history of investing for the long term. Since our founding in 1969, we have been dedicated to delivering superior investment performance and service to our clients.

WE ARE LONG-TERM INVESTORS. We analyze high-quality growth companies that have been overlooked, buy their stock at value prices, and hold the shares for the long term. This strategy first was developed by legendary Wall Street investor Shelby Cullom Davis, a leading financial adviser to governors and presidents.

Our investment approach has been refined for more than 25 years by his son, Shelby M.C. Davis, Senior Research Adviser and Founder of Davis Selected Advisers. The Davis strategy still is followed today by the third generation of family members: Christopher C. Davis and Andrew A. Davis serve as Portfolio Managers for many funds and institutional accounts managed by Davis Selected Advisers.

WE ARE FELLOW SHAREHOLDERS. The Davis family, directors and employees not only manage the company's mutual funds but also invest in them. Currently, we have more than $2 billion of our own money invested side by side with our shareholders.

Please take the time to read this prospectus carefully and, if you decide to invest with us, keep it as a reference guide. If you need more information about Davis Funds, please call us or visit our Website.

                           ADDRESS AND TELEPHONE GUIDE

OUR TELEPHONE NUMBER:           OUR SERVICE PROVIDER'S REGULAR MAILING ADDRESS:
1-800-279-0279                  State Street Bank and Trust Company
                                c/o Davis Funds
                                P.O. Box 8406
                                Boston, MA 02266-8406

OUR MAILING ADDRESS:            OUR SERVICE PROVIDER'S EXPRESS SHIPPING ADDRESS:
Davis Funds                     State Street Bank and Trust Company
2949 East Elvira Road           c/o Davis Funds
Suite 101                       66 Brooks Drive
Tucson, AZ 85706                Braintree, MA 02184

OUR INTERNET ADDRESS:
http://www.davisfunds.com
-------------------------

OTHER FUND DOCUMENTS

For more information about any Davis Fund, request a free copy of the Statement of Additional Information or the Annual and Semi-Annual Reports. The STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about the Fund and its management and operations. An ANNUAL REPORT discusses the market conditions and investment strategies that materially affected Fund performance during the most recent fiscal year. A SEMI-ANNUAL REPORT updates information provided in the Annual Report for the succeeding six months.

The Fund's Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.

WHERE YOU CAN GET THESE DOCUMENTS:

o BY TELEPHONE. Call Davis Funds toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time. You also may call this number for account inquiries.

o    VIA THE INTERNET. Visit the SEC Website (WWW.SEC.GOV).

o FROM THE SEC. The SEC's Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-942-8090. Additional copies of this information can be obtained, for a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

o    BY MAIL. Specify the document you are requesting when writing to us.

DAVIS FUNDS
2949 EAST ELVIRA ROAD
SUITE 101
TUCSON, AZ 85706
1-800-279-0279



The Fund's Investment Company Act File Number is 811-1701

DAVIS RESEARCH FUND

Prospectus

Class Y shares

October 31, 2001


The Securities and Exchange Commission has not approved or disapproved of these securities. The Securities and Exchange Commission has not determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.



Over 30 Years Of Reliable Investing(R)

{Inside Front Cover]


Class A, B, C and Y shares of Davis Research Fund have been registered with the Securities and Exchange Commission and the states of Arizona, New Mexico and New York. Shares of Davis Research Fund are not available for sale in any other state or jurisdiction. Currently, only the directors, officers and employees of the Fund or its investment adviser (and the investment adviser itself and affiliated companies) are eligible to purchase Fund shares. The Adviser reserves the right to reject any offer to purchase shares.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                                TABLE OF CONTENTS


Overview of the Fund
       Investment Objective and Strategy
       Determining If This Fund Is Right for You
       Principal Risks
       Past Performance
       Fees and Expenses of the Fund

Who Is Responsible for Your Davis Account

How We Manage the Fund

Once You Invest in Davis Funds

Privacy Notice

How to Open an Account

How to Buy, Sell and Exchange Shares

Davis Funds: Over 30 Years of Reliable Investing(R)

Other Fund Documents

OVERVIEW OF DAVIS RESEARCH FUND


INVESTMENT OBJECTIVE AND STRATEGY

Davis Research Fund's investment objective is long-term growth of capital. Under normal circumstances the Fund invests the majority of its assets in equity securities issued by large capitalization and medium capitalization companies.

Our portfolio managers use the Davis investment philosophy--searching for high-quality, well-managed, growing companies that can be purchased at value prices, and holding them for the long term--to identify companies that we believe have favorable prospects for long-term growth. The Fund has the flexibility to invest a limited portion of its assets in companies of any size and to invest in non-equity securities. We consider selling a company if the company no longer exhibits the characteristics that we believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns.


DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:
>>   You are seeking long-term growth of capital.
>> You prefer to invest in large capitalization and medium capitalization companies but are willing to own companies of all sizes.
>>   You are investing for the long term.

YOU SHOULD NOT INVEST IN THIS FUND IF:
>> You are worried about the possibility of sharp price swings and dramatic market declines.
>>   You are interested in earning current income.
>>   You are investing for the short term.


PRINCIPAL RISKS

If you buy shares of Davis Research Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

>> MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

>> COMPANY RISK. The market values of a common stock vary with the success or failure of the company issuing the stock. As a result, the success of the companies in which the Fund invests largely determines the Fund's long term performance. The Fund is expected to invest the majority of its assets in equity securities issued by large capitalization and medium capitalization companies. Investing in medium capitalization companies may be more risky than investing in large capitalization companies. Small and medium capitalization companies typically have more limited product lines, markets and financial resources than large capitalization companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

>> FOCUSED PORTFOLIO RISK. Davis Research Fund is non-diversified and, therefore, is allowed to focus its investments in fewer companies than a fund that is required to diversify its portfolio. The Fund may be subject to greater volatility and risk, and the Fund's investment performance, both good and bad, is expected to reflect the economic performance of the fewer companies the Fund focuses on.

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

You can find more detailed information about the risks of the Fund's particular investments in the section called HOW WE MANAGE THE FUND.


PAST PERFORMANCE

Davis Research Fund began selling shares to the public (on a limited basis) on October 31, 2001. The past performance of the Fund will be included in the next annual update of the Fund's prospectus after it has been operating for a full calendar year.

FEES AND EXPENSES OF THE FUND

                  FEES YOU MAY PAY AS A DAVIS FUND SHAREHOLDER
                      (Paid Directly from Your Investment)

----------------------------------------------------------------------------
                                                                    CLASS Y
                                                                     SHARES
----------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)                                         None
----------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)                                  None
----------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends           None
----------------------------------------------------------------------------
Exchange Fee                                                          None
----------------------------------------------------------------------------


       ANNUAL FUND OPERATING EXPENSES FOR FISCAL YEAR ENDING JULY 31, 2002
                        (Deducted from the Fund's Assets)

-----------------------------------------------------------------------
                                                               CLASS Y
                                                                SHARES
-----------------------------------------------------------------------
Management Fees                                                 0.75%
-----------------------------------------------------------------------
Distribution (12b-1) Fees                                       None
-----------------------------------------------------------------------
Other Expenses                                                  1.75%
-----------------------------------------------------------------------
Total Annual Operating Expenses                                 2.50%
-----------------------------------------------------------------------
Fee Waiver and Expense Reimbursement(2)                         1.25%
-----------------------------------------------------------------------
Net Expenses                                                    1.25%
-----------------------------------------------------------------------

(1) "Other Expenses" are based upon estimated operating expenses for the first fiscal year.
(2) The Adviser is contractually committed to waive fees and/or reimburse the Fund's expenses to the extent necessary to cap total annual fund operating expenses at 1.25% until December 1, 2002; after that date, there is no assurance that expenses will be capped.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:

--------------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES IN...     1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------------
       CLASS Y SHARES              $127          $397           $686          $1,511
--------------------------------------------------------------------------------------


WHO IS RESPONSIBLE FOR YOUR DAVIS ACCOUNT

A number of entities provide services to Davis Funds. This section describes how the Fund is organized, the entities that perform these services, and how these entities are compensated. Additional information on the organization of the Fund is provided in the Fund's Statement of Additional Information. For information on how to receive the Statement of Additional Information, see the back cover of this prospectus.


INVESTMENT ADVISER

DAVIS SELECTED ADVISERS, L.P.
Referred to throughout this prospectus as "Davis Selected Advisers" 2949 East Elvira Road, Suite 101
Tucson, AZ 85706

o    Serves as investment adviser for the Davis Funds. Manages the Davis
o    Funds' business affairs. Has served as investment adviser for various
o    clients since 1969.
o Estimated Annual Adviser Fee for fiscal year ending July 31, 2002 (based on average net assets): 0.75%.


INVESTMENT SUB-ADVISER

DAVIS SELECTED ADVISERS - NY, INC.
609 Fifth Avenue
New York, NY 10017

o    Serves as a sub-adviser for the Davis Funds.
o    Has served as investment sub-adviser for various clients since 1996.
o    Wholly owned subsidiary of Davis Selected Advisers.
o Davis Selected Advisers pays for Davis Selected Advisers - NY, Inc.'s sub-advisory services. The Funds do not pay for these services. As a wholly owned subsidiary, sub-advisory fees are based on the subsidiary's operating expenses and not on Fund assets.


CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
Referred to throughout this prospectus as "State Street Bank and Trust" P.O. Box 8406
Boston, MA 02266-8406

o    Prices the Fund's shares daily.
o    Holds securities and other assets of the Fund.
o    Maintains records of shareholders.
o    Supervises the payment of dividends.

BOARD OF DIRECTORS

Davis Funds' board of directors has general supervisory responsibilities for the Funds. The directors monitor and supervise the performance of the investment adviser, sub-advisers and other service providers, monitors the Funds' business and investment activities, and determines whether to renew agreements with the adviser, sub-adviser and distributor.


DISTRIBUTOR

DAVIS DISTRIBUTORS, LLC
Referred to throughout this prospectus as "Davis Distributors"
2949 East Elvira Road, Suite 101
Tucson, AZ 85706

o Oversees purchases of shares and promotional activities for Davis Funds and other mutual funds managed by Davis Selected Advisers.
o    Wholly owned subsidiary of Davis Selected Advisers.


SENIOR RESEARCH ADVISER AND FOUNDER OF THE ADVISER

SHELBY M.C. DAVIS
Responsibilities:
o    Senior Research Adviser of Davis Selected Advisers.
o    Founder of Davis Selected Advisers.

Other Experience:
o Served as a Portfolio Manager of Davis New York Venture Fund from its inception in February 1969 until February 1997.
o Served as a Portfolio Manager of a growth and income fund managed by Davis Selected Advisers from May 1993 until February 1997.


PORTFOLIO MANAGERS

DANTON GOEI
Responsibilities:
o A Portfolio Manager of Davis Research Fund since its inception on October 31, 2001.
o Research Analyst at Davis Selected Advisers since November 1998, specializing in health care and media companies.

Other Experience:
o From May 1995 until joining Davis Selected Advisers, Mr. Goei worked as a consultant with Bain & Company, with Morgan Stanley Asia Limited in its Corporate Finance Group, and earned an MBA from the Wharton School of the University of Pennsylvania.

ADAM SEESSEL
Responsibilities:
o A Portfolio Manager of Davis Research Fund since its inception on October 31, 2001.
o Research Analyst at Davis Selected Advisers since October 1999, with a special focus on consumer products and media companies

Other Experience:
o From 1996 until joining Davis Selected Advisers, Mr. Seessel worked as a research analyst, first with Sanford C. Bernstein & Co. and then with Baron Capital.

o Former journalist and winner of the George Polk Award, generally considered the 2nd highest honor in U.S. reporting.

KENT WHITAKER
Responsibilities:
o A Portfolio Manager of Davis Research Fund since its inception on October 31, 2001.
o Research Analyst at Davis Selected Advisers since August 2000, specializing in energy and manufacturing companies.

Other Experience:
o From 1989 until joining Davis Selected Advisers, Mr. Whitaker worked at Amoco Corp. and BP PLC in a variety of general management and financial management positions.


OUR CODE OF ETHICS

We allow the officers and employees of the Adviser and its affiliates to buy and sell securities for their own personal accounts. However, in order to do so, they must agree to a number of restrictions listed in the Fund's Code of Ethics.


HOW WE MANAGE THE FUND


PRINCIPAL INVESTMENT STRATEGIES

Davis Research Fund's investment objective is long-term growth of capital. Under normal circumstances the Fund invests the majority of its assets in equity securities issued by large capitalization and medium capitalization companies.

For more details concerning current investments and market outlook, please see the most recent annual or semi-annual report.

The Davis investment philosophy stresses a back-to-basics approach: We use extensive research to buy growing companies at value prices and hold on to them for the long term. Over the years, Davis Selected Advisers has developed a list of 10 characteristics that we believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. While very few companies have all 10, we search for those possessing several of the characteristics that are listed in the following chart.


                          WHAT WE LOOK FOR IN A COMPANY

1. FIRST-CLASS MANAGEMENT. We believe that great companies are created by great managers. In visiting companies, we look for managers with a record of doing what they say they are going to do.

2. MANAGEMENT OWNERSHIP. Just as we invest heavily in our own funds, we look for companies where individual managers own a significant stake.

3. STRONG RETURNS ON CAPITAL. We want companies that invest their capital wisely and reap superior returns on those investments.

4. LEAN EXPENSE STRUCTURE. Companies that can keep costs low are able to compete better, especially in difficult times. A low cost structure sharply reduces the risk of owning a company's shares.

5. DOMINANT OR GROWING MARKET SHARE IN A GROWING MARKET. A company that is increasing its share of a growing market has the best of both worlds.

6. PROVEN RECORD AS AN ACQUIRER. When an industry or market downturn occurs, it is a good idea to own companies that can take advantage of attractive prices to expand operations through inexpensive acquisitions.

7. STRONG BALANCE SHEET. Strong finances give a company staying power to weather difficult economic cycles.

8. COMPETITIVE PRODUCTS OR SERVICES. We invest in companies with products that are not vulnerable to obsolescence.

9. SUCCESSFUL INTERNATIONAL OPERATIONS. A proven ability to expand internationally reduces the risk of being tied too closely to the U.S. economic cycle.

10. INNOVATION. The savvy use of technology in any business, from a food company to an investment bank, can help reduce costs and increase sales.


OTHER INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests the majority of its assets in equity securities issued by large capitalization and medium capitalization companies. Companies with market capitalizations of $10 billion or more are considered large capitalization companies. Companies with market capitalizations of between $3 billion and $10 billion are considered medium capitalization companies. The Fund may invest a portion of its assets in small capitalization companies, foreign companies, and engage in active trading (which would increase portfolio turnover and may increase taxable distributions), and may employ other investment strategies, but they are not principal investment strategies. The Statement of Additional Information discusses these securities and investment strategies.

The Fund uses short-term investments to maintain flexibility while we evaluate long-term opportunities. The Fund also may use short-term investments for temporary defensive purposes. In the event our portfolio managers anticipate a decline in the market values of the companies the Fund invests in, we may reduce the Fund's risk by investing in short-term securities until market conditions improve. Unlike equity securities, short-term investments will not appreciate in value when the market advances. When the Fund is temporarily invested in short-term investments with the intend of preserving capital, it will not be pursuing its investment objective of long-term growth of capital.


RISK SPECTRUM

Davis Selected Advisers manages eight retail mutual funds in the Davis family. Each Fund has a distinct investment objective and strategy. The following graph shows how these Funds compare to each other in terms of risk.

------------------------------------------------------------------------
DAVIS FUNDS                                     LOW       MED      HIGH
------------------------------------------------------------------------
DAVIS INTERNATIONAL TOTAL RETURN FUND                               o
------------------------------------------------------------------------
DAVIS GROWTH OPPORTUNITY FUND                                       o
------------------------------------------------------------------------
DAVIS FINANCIAL FUND                                                o
------------------------------------------------------------------------
DAVIS RESEARCH FUND                                                 o
------------------------------------------------------------------------
DAVIS REAL ESTATE FUND                                     o
------------------------------------------------------------------------
DAVIS NEW YORK VENTURE FUND                                o
------------------------------------------------------------------------
DAVIS CONVERTIBLE SECURITIES FUND                          o
------------------------------------------------------------------------
DAVIS GOVERNMENT BOND FUND                       o
------------------------------------------------------------------------
DAVIS GOVERNMENT MONEY MARKET FUND               o
------------------------------------------------------------------------

For more information about any of the other Davis Funds, including risks, charges and expenses, ask for a prospectus. Read it carefully before investing or sending money.

ONCE YOU INVEST IN DAVIS FUNDS

This section describes how your investment is valued, how you earn money on your investment, and how the government may tax these earnings.


HOW YOUR SHARES ARE VALUED

Once you open an account in the Fund, you may buy or sell shares on any business day. The share price of your investment changes, depending on the total value of the Fund's investments.

Each business day, we determine the value of fund shares by adding up the total value of investments plus other assets (such as cash), subtracting liabilities, and dividing the result by the total number of shares outstanding. This share figure is known as the net asset value.

Net asset values for all Davis Funds are determined each business day. A business day is any day the New York Stock Exchange is open for trading. We calculate net asset value either at the close of the New York Stock Exchange or at 4 p.m. Eastern Standard Time, whichever comes first.

The net asset values of most Davis Funds shares are published daily in the business section of many major newspapers. If you have access to the Internet, you also can check net asset value on our Website (WWW.DAVISFUNDS.COM).


HOW SECURITIES IN THE PORTFOLIO ARE VALUED

We use current market valuations to price the Fund's securities:

o Securities that trade on an organized exchange are valued at the last published sales price on the exchange. If no sales are recorded, the securities are valued at the average of the closing bid and asked prices on the exchange.

o Over-the-counter securities are valued at the average of closing bid and asked prices.

o Debt securities may be valued by an independent pricing service. In particular, the Fund relies on a professional pricing service that has experience in valuing securities with limited resale markets so as to obtain prices that reflect the market as accurately as possible.

o Discount securities purchased with a maturity of 60 days or less usually are valued at amortized cost.

o Securities with unavailable market quotations and other assets are valued at "fair value," which is determined by the Board of Directors.

If any of the Fund's securities are traded in markets that close at different times, events affecting portfolio values that occur after the time that their prices are determined and the time the Fund's shares are priced may not be reflected in the Fund's share price. The Fund has adopted procedures designed to identify and react to significant events in foreign markets which would have a material effect on the Fund's net asset value. The net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

Securities denominated in foreign currencies and traded in foreign markets will have their value converted into U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank and Trust. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Fund's shares even if there has not been any change in the foreign currency price of the Fund's investments.


HOW WE PAY EARNINGS

There are two ways you can receive payments from the Fund:

o DIVIDENDS. Dividends are distributions to shareholders of net investment income and short-term capital gains on investments.

o CAPITAL GAINS. Capital gains are profits received by the Fund from the sale of securities held for the long term, which are then distributed to shareholders.

If you would like any information about when a particular Fund pays dividends and distributes capital gains, if any, please call 1-800-279-0279. Unless you choose otherwise, the Fund automatically reinvests your dividends and capital gains in additional Fund shares.

You can request to have your dividends and capital gains paid to you by check, deposited directly into your bank account, paid to a third party or sent to an address other than your address of record.

We also offer a DIVIDEND DIVERSIFICATION PROGRAM, which allows you to have your dividends and capital gains reinvested in shares of another Davis Fund.

You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Davis Funds Application Form or on the IRS Form W-9 that your Tax Identification Number is correct and you are not subject to backup withholding. Backup withholding is required for taxpayers who are subject to back taxes for failure to report all interest and dividends.

If you fail to report a correct Taxpayer Identification Number, under-report dividend or interest income or already are subject to backup withholding, Davis Funds are required by law to withhold a portion of any distributions you may receive and send it to the U.S. Treasury.


HOW TO PUT YOUR DIVIDENDS AND CAPITAL GAINS TO WORK

You can have all dividends and capital gains automatically invested in the same share class of this or other Davis Funds. To be eligible for this DIVIDEND DIVERSIFICATION PROGRAM, all accounts involved must be registered under the same name, the same class of shares, and have a minimum initial value of $250. Shares are purchased at the chosen Fund's net asset value on the dividend payment date. You can make changes to your selection or withdraw from the program with 10 days' notice. To participate in this program, fill out the cross-reinvest information in the appropriate section of the Application Form. Once your account has been opened and you wish to establish this program, call for more information.


HOW YOUR DIVIDENDS AND CAPITAL GAINS ARE TAXED

o If the Fund pays dividends, the dividends are taxable to shareholders as ordinary income. Dividends include both net investment income and short-term capital gains.

o If the Fund pays net capital gains, they generally will be taxed as a long-term capital gain distribution.

These payments may be taxed at different rates, depending on the length of time the Fund holds its assets. More information is provided in the instructions that come with your tax return.

Investment earnings (dividends and capital gains), whether received in cash or reinvested in shares, are taxable in the year in which they are declared, not the year they are paid.

Also, keep in mind that when you sell or exchange shares of the Fund, it may result in a taxable gain or loss.

We recommend that you consult with a tax adviser about dividends and capital gains that may be received from the Fund.


PRIVACY NOTICE

We collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our funds, to open an account for you, or to process a transaction. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We also may provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you, or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.


HOW TO OPEN AN ACCOUNT

You can open an account if you invest:

o At least $5 million for an institution (trust company, bank trust, endowment, pension plan, foundation) acting on behalf of its own account or one or more clients.

o At least $5 million for a government entity (a state, county, city, department, authority or similar government agency).

o With an account established under a "wrap account" or other fee-based program that is sponsored and maintained by a registered broker-dealer approved by our distributor, Davis Distributors.

o Generally, the Fund does not issue share certificates for purchases. Each time you add to or withdraw from your account, you will receive a statement showing the details of the transaction--along with any other transactions you made during the current year.


THREE WAYS YOU CAN OPEN AN ACCOUNT

1. BY MAIL. Fill out the Application Form and mail it to our service provider, State Street Bank and Trust. You must sign the Application Form. Include a check made payable to DAVIS FUNDS or, in the case of a retirement account, the custodian or trustee. All purchases by check should be in U.S. dollars. DAVIS FUNDS WILL NOT ACCEPT THIRD-PARTY CHECKS.

2. BY DEALER. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for buying these shares.

3. BY WIRE. You may wire federal funds directly to our service provider, State Street Bank and Trust. Before you wire an initial investment, you must call Davis Distributors and obtain an account number and Application Form. A customer service representative will assist you with your initial investment by wire. After the initial wire purchase is made, you will need to return the Application Form to State Street Bank and Trust. To ensure that the purchase is credited properly, follow these wire instructions:

     State Street Bank and Trust Company
     Boston, MA 02210
     Attn: Mutual Fund Services
     DAVIS RESEARCH FUND
     Shareholder Name
     Shareholder Account Number
     Federal Routing Number 011000028
     DDA Number 9904-606-2


HOW TO BUY, SELL AND EXCHANGE SHARES

Once you have established an account with Davis Funds, you can add to--or withdraw from--your investment. This section provides an overview of the types of transactions you can perform as a Davis Funds shareholder. This includes how to initiate these transactions, and the charges that you may incur (if any) when buying, selling and exchanging shares.

An exchange occurs when you sell shares in one Davis Fund to buy shares in another Davis Fund in the same class of shares in response to changes in your goals or in market conditions.


THREE WAYS TO BUY, SELL AND EXCHANGE SHARES

1. BY TELEPHONE. Call 1-800-279-0279. You can speak directly with a Davis Funds representative during our business hours (9 a.m. to 6 p.m. Eastern Standard Time) or use our automated telephone system anytime, day or night.

2. BY MAIL. Send the request to our service provider, State Street Bank and Trust.

         Regular mail:
         State Street Bank and Trust Company
         c/o Davis Funds
         P.O. Box 8406
         Boston, MA 02266-8406

         Express shipping:
         State Street Bank and Trust Company
         c/o Davis Funds
         66 Brooks Drive
         Braintree, MA 02184

3. BY DEALER. Contact a dealer, who will then make the transaction through our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for each transaction.

The Davis Funds do not issue certificates for any Class of shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Davis Funds by State Street Bank and Trust. You will receive a statement showing the details of the transaction and any other transactions you had during the current year each time you add to or withdraw from your account.

WHEN YOUR TRANSACTIONS ARE PROCESSED

The per-share price for purchases or sales made through our distributor, Davis Distributors, will be processed on the same day if the order is received before 4 p.m. Eastern Standard Time. If State Street Bank and Trust requires additional documents to complete the purchase or sale, the transaction price will be determined at the close of business after all required documents are received.

For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must:

o    Receive your order before 4 p.m. Eastern Standard Time.
o    Promptly transmit the order to State Street Bank and Trust.


BUYING MORE SHARES

When you purchase shares by mail, send a check made payable to DAVIS FUNDS for the amount of purchase to our service provider, State Street Bank and Trust. If you have the purchase form from your most recent statement, include it with the check. If you do not have a purchase form, include a letter with your check stating the name of the Fund, your account number and that the investment should be made in Class Y shares.

When you buy shares through a dealer, you may be charged a service fee or commission for performing the transaction.


SELLING SHARES

You may sell back all or part of your shares in any Davis Fund in which you invest (known as a redemption) on any business day, at net asset value. You can sell the shares by telephone, by mail or through a dealer.

When you sell shares by mail, indicate the number of shares or dollar amount you wish to redeem and send the request to our service provider, State Street Bank and Trust. If more than one person owns the shares you wish to sell, all owners must sign the redemption request. You may be required to have the owners' signatures medallion-guaranteed (see "Medallion Signature Guarantee" following).

When you sell shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Redemption proceeds usually are paid to you in cash within seven days after State Street Bank and Trust receives your proper sale request. If any of the shares redeemed recently were purchased, payment to you will be delayed until your purchase check has cleared, up to a maximum of 15 days from the date of purchase.

WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES

o You always will receive cash for sales that total less than $250,000 or 1% of the Fund's net asset value during any 90-day period. Any sales above the cash limit may be paid in securities and would mean you would have to pay brokerage fees if you sold the securities.

o You will need a medallion signature guarantee on a stock power or redemption request for sales paid by check totaling more than $100,000. However, if your address of record has changed in the last 30 days, or if you wish to send redemption proceeds to a third party, you will need a medallion signature guarantee for all sales.

o In the past the Davis Funds issued certificates. If a certificate was issued for the shares you wish to sell, the certificate must be sent by certified mail to State Street Bank and Trust and accompanied by a letter of instruction signed by the owner(s).

o    A sale may produce a gain or loss. Gains may be subject to tax.

o The Securities and Exchange Commission can suspend payment of sales under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.

MEDALLION SIGNATURE GUARANTEE. A written endorsement from an eligible guarantor institution that the signature(s) on the written request is(are) valid. Eligible guarantors include federally insured financial institutions, registered broker-dealers or participants in a recognized medallion signature guarantee program. Davis Funds cannot accept guarantees from institutions that do not provide reimbursement in cases of fraud. No other form of signature verification can be accepted.

STOCK POWER. A letter of instruction signed by the owner of the shares that gives State Street Bank and Trust permission to transfer ownership of the shares to another person or group. Any transfer of ownership requires that all shareholders have their signatures medallion-guaranteed.


WIRING SALE PROCEEDS TO YOUR BANK ACCOUNT

You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust for wire service, and receiving banks also may charge for this service. Redemption by federal funds wire usually is credited to your bank account on the next business day after the sale. Alternatively, redemption through Automated Clearing House usually will arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you first must fill out the "Banking Instruction" section on the account application form and attach a voided check or deposit slip. If the account already has been established, an Account Service Form or letter of instruction must be submitted with a medallion guarantee and a copy of a voided check or deposit slip.


EXCHANGING SHARES

You can sell Class Y shares of any Davis Fund to buy Class Y shares in any other Davis Fund. This is known as an exchange. You can exchange shares by telephone, by mail or through a dealer. The initial exchange must be for at least$5 million for institutions or government entities or minimums set by wrap program sponsors. Class A shareholders who are eligible to buy Class Y shares also may exchange their shares for Class Y shares of the Fund. Exchanges normally are performed on the same day of the request if received in proper form (all necessary documents, signatures, etc.) by 4 p.m. Eastern Standard Time.

When you exchange shares by mail, you must send our service provider, State Street Bank and Trust, a written request for the exchange. No medallion signature guarantee is required unless shares also are being sold for cash, which is known as a redemption. Please see the section WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES for restrictions that might apply to this type of transaction.

When you exchange shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Before you decide to make an exchange, you must obtain the current prospectus of the desired Fund. For federal income tax purposes, exchanges between Funds are treated as a sale and a purchase. Therefore, there usually will be a recognizable capital gain or loss due to an exchange.

There are limits to the number of exchanges you can make each year. You may make an unlimited number of exchanges out of Davis Government Money Market Fund. Currently, four exchanges are allowed during a 12-month period. Davis Distributors must approve any exchanges above the limit in writing.

YOU CAN MAKE EXCHANGES AMONG ANY OF THE DAVIS FUNDS WITHOUT HAVING TO PAY ANY SALES CHARGE:

EQUITY FUNDS
Davis New York Venture Fund
Davis Growth Opportunity Fund
Davis Financial Fund
Davis Research Fund
Davis International Total Return Fund

GROWTH & INCOME FUNDS
Davis Real Estate Fund
Davis Convertible Securities Fund

GOVERNMENT BOND FUND
Davis Government Bond Fund

GOVERNMENT MONEY MARKET FUND
Davis Government Money Market Fund

For more information about any of the other Davis Funds, including risks, fees and expenses, ask for a prospectus. Read it carefully before investing or sending money.


TELEPHONE TRANSACTIONS

A benefit of investing through Davis Funds is that you can use our automated telephone system to buy, sell or exchange shares. If you do not wish to have this option activated for your account, complete the appropriate section of the Application Form.

When you call Davis Distributors, you can perform a transaction with Davis Funds in one of two ways:

o Speak directly with a representative during business hours (9 a.m. to 6 p.m. Eastern Standard Time).
o If you have a TouchTone(TM)telephone, you can use the automated telephone system, known as DAVIS DIRECT ACCESS, 24 hours a day, seven days a week.

When you buy, sell or exchange shares over the telephone, you agree that Davis Funds are not liable for following telephone instructions believed to be genuine (that is, directed by the account holder or registered representative on file). We use certain procedures to confirm that your instructions are genuine, including a request for personal identification and a tape recording of the conversation. If these procedures are not used, the Fund may be liable for any loss from unauthorized instructions.

Be aware that during unusual market conditions, Davis Funds may not be able to accept all requests by telephone.

INTERNET TRANSACTIONS

You can use our Website--WWW.DAVISFUNDS.COM--to review your account balance and recent transactions. Your account may qualify for the privilege to purchase, sell or exchange shares online through the Internet. You also may request confirmation statements and tax summary information be mailed to the address on file. Please review our Website for more complete information. If you do not wish to have this option activated for your account, please contact our customer service department.

To access your accounts, you will need the name of the fund(s) in which you are invested, an account number and your Social Security Number. Davis Funds provides written confirmation of your initial access and any time you buy, sell or exchange shares. You also must establish a unique and confidential Personal Identification Number (PIN). This PIN is required each time you access your Davis account online.

When you buy, sell or exchange shares over the Internet, you agree that Davis Funds are not liable for following instructions believed to be genuine (that is, directed by the account holder or registered representative on file). We use certain procedures to confirm that your instructions are genuine. If these procedures are not used, the Fund may be liable for any loss from unauthorized instructions.


YOU CAN USE DAVIS DIRECT ACCESS TO:

o    GET THE PRICE, TOTAL RETURN AND FUND DESCRIPTION FOR ANY DAVIS FUND.

o    CHECK YOUR ACCOUNT BALANCE AND OTHER ACCOUNT INFORMATION.

o    BUY, SELL AND EXCHANGE SHARES.*

o    GET THE MAILING ADDRESS AND WIRE INSTRUCTIONS FOR ANY DAVIS FUND.

* RETIREMENT ACCOUNTS MAY BE SUBJECT TO RESTRICTIONS.

DAVIS FUNDS:
OVER 30 YEARS OF RELIABLE INVESTING(R)

Davis Selected Advisers, investment adviser of Davis Funds, has a history of investing for the long term. Since our founding in 1969, we have been dedicated to delivering superior investment performance and service to our clients.

WE ARE LONG-TERM INVESTORS. We analyze high-quality growth companies that have been overlooked, buy their stock at value prices, and hold the shares for the long term. This strategy first was developed by legendary Wall Street investor Shelby Cullom Davis, a leading financial adviser to governors and presidents.

Our investment approach has been refined for more than 25 years by his son, Shelby M.C. Davis, Senior Research Adviser and Founder of Davis Selected Advisers. The Davis strategy still is followed today by the third generation of family members: Christopher C. Davis and Andrew A. Davis serve as Portfolio Managers for many funds and institutional accounts managed by Davis Selected Advisers.

WE ARE FELLOW SHAREHOLDERS. The Davis family, directors and employees not only manage the company's mutual funds but also invest in them. Currently, we have more than $2 billion of our own money invested side by side with our shareholders.

Please take the time to read this prospectus carefully and, if you decide to invest with us, keep it as a reference guide. If you need more information about Davis Funds, please call us or visit our Website.

                           ADDRESS AND TELEPHONE GUIDE

OUR TELEPHONE NUMBER:          OUR SERVICE PROVIDER'S REGULAR MAILING ADDRESS:
1-800-279-0279                 State Street Bank and Trust Company
                               c/o Davis Funds
                               P.O. Box 8406
                               Boston, MA 02266-8406

OUR MAILING ADDRESS:           OUR SERVICE PROVIDER'S EXPRESS SHIPPING ADDRESS:
Davis Funds                    State Street Bank and Trust Company
2949 East Elvira Road          c/o Davis Funds
Suite 101                      66 Brooks Drive
Tucson, AZ 85706               Braintree, MA 02184

OUR INTERNET ADDRESS:
http://www.davisfunds.com

OTHER FUND DOCUMENTS

For more information about any Davis Fund, request a free copy of the Statement of Additional Information or the Annual and Semi-Annual Reports. The STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about the Fund and its management and operations. An ANNUAL REPORT discusses the market conditions and investment strategies that materially affected Fund performance during the most recent fiscal year. A SEMI-ANNUAL REPORT updates information provided in the Annual Report for the succeeding six months.

The Fund's Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.


WHERE YOU CAN GET THESE DOCUMENTS:

o BY TELEPHONE. Call Davis Funds toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time. You also may call this number for account inquiries.

o    VIA THE INTERNET. Visit the SEC Website (WWW.SEC.GOV).

o FROM THE SEC. The SEC's Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-942-8090. Additional copies of this information can be obtained, for a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

o    BY MAIL. Specify the document you are requesting when writing to us.

DAVIS FUNDS
2949 EAST ELVIRA ROAD
SUITE 101
TUCSON, AZ 85706
1-800-279-0279



The Fund's Investment Company Act File Number is 811-1701

                       STATEMENT OF ADDITIONAL INFORMATION
                                OCTOBER 31, 2001

                               DAVIS RESEARCH FUND

                                     PART OF
                        DAVIS NEW YORK VENTURE FUND, INC.
                        2949 EAST ELVIRA ROAD, SUITE 101
                              TUCSON, ARIZONA 85706
                                 1-800-279-0279




THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE CLASS A, CLASS B AND CLASS C PROSPECTUS DATED OCTOBER 31, 2001, AND THE CLASS Y PROSPECTUS DATED OCTOBER 31, 2001, FOR DAVIS RESEARCH FUND THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES THE PROSPECTUSES BY REFERENCE. THE PROSPECTUSES MAY BE OBTAINED FROM THE FUND.

THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS ARE SEPARATE DOCUMENTS WHICH ARE AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY CALLING SHAREHOLDER SERVICES. AS A NEW FUND, THE FIRST SEMI-ANNUAL REPORT IS EXPECTED TO BE AVAILABLE ABOUT APRIL 1, 2002. THE FUNDS FIRST ANNUAL REPORT IS EXPECTED TO BE AVAILABLE ABOUT SIX MONTHS THEREAFTER. THE ANNUAL REPORT, ACCOMPANYING NOTES AND REPORT OF INDEPENDENT AUDITORS APPEARING IN THE ANNUAL REPORT ARE INCORPORATED BY REFERENCE IN THIS STATEMENT OF ADDITIONAL INFORMATION.

                                TABLE OF CONTENTS

                                                                            PAGE
Section I: Investment Strategies, Risks and Restrictions......................4
--------------------------------------------------------

   Additional Information About the Fund's Investment Strategies and Risks....4
   Portfolio Transactions....................................................22
   Investment Restrictions...................................................24

Section II: Key Persons......................................................27
-----------------------

   Organization of the Fund..................................................27
   Directors and Officers....................................................28
   Certain Shareholders of the Fund..........................................30
   Investment Advisory Services..............................................30
   Distribution of Fund Shares...............................................31
   Other Important Service Providers.........................................34

Section III: Classes of Shares, Purchases, Exchanges and Redemptions.........35
--------------------------------------------------------------------

   Selecting the Appropriate Class of Shares.................................35
   How to Purchase Shares....................................................40
   Special Services..........................................................41
   Exchange of Shares........................................................43
   Redemption of Shares......................................................44

Section IV: General Information..............................................47
-------------------------------

   Determining the Price of Shares...........................................47
   Dividends and Distributions...............................................47
   Federal Income Taxes......................................................48
   Performance Data..........................................................48

APPENDIX A: QUALITY RATINGS OF DEBT SECURITIES...............................51

APPENDIX B: TERMS AND CONDITIONS FOR A STATEMENT OF INTENTION................53

SECTION I: INVESTMENT STRATEGIES, RISKS  AND RESTRICTIONS
---------------------------------------------------------


                     ADDITIONAL INFORMATION ABOUT THE FUNDS'
                         INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES AND ADDITIONAL INVESTMENT STRATEGIES. The investment objectives, principal investment strategies and the main risks of Davis Research Fund ("Fund") are described in the Fund's prospectuses. The Fund is not limited to just investing in the securities and using the principal investment strategies described in the prospectus. The Fund may invest in other securities and use additional investment strategies if, in the Adviser's professional judgment, they are consistent with the Fund's investment strategy, may assist the Fund in pursuing its investment objective, and will not cause the Fund to violate any of its investment restrictions. This section of the Statement of Additional Information contains supplemental information about the Fund's principal investment strategies and also describes additional investment strategies that Davis Selected Advisers, L.P. ("Adviser") and/or Davis Selected Advisers - NY, Inc. (the "Sub-Adviser") may use to try to achieve the Funds' objectives. The composition of the Fund's portfolio and the strategies that the Adviser may use to try to achieve the Fund's investment objectives may vary depending upon market conditions and available investment opportunities. The Fund is not required to use any of the investment strategies described below in pursing its investment objectives The Fund may use some of the investment strategies rarely or not at all. Whether the Fund uses a given investment strategy at a given time depends on the professional judgment of the Adviser.

There is no assurance that the Fund will achieve its investment objective. An investment in the Fund may not be appropriate for all investors, and short-term investing is discouraged. The Fund's investment objective is not a fundamental policy and may be changed by the Board of Directors without a vote of shareholders. The Fund's prospectuses would be amended prior to any change in investment objective and shareholders would be promptly notified of the change.

DAVIS RESEARCH FUND. The Fund's investment objective is long-term growth of capital. Under normal circumstances the Fund invests the majority of its assets in equity securities issued by large capitalization and medium capitalization companies. However, the Fund also may invest a portion of its assets in other securities which, in the Adviser's judgment, contribute to the Fund's investment objective.

EQUITY SECURITIES. Equity securities represent an ownership position in a company. These securities may include, without limitation, common stocks, preferred stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected in a decline in their equity securities. Furthermore, when the stock market declines, most equity securities, even those issued by strong companies, likely will decline in value.

RIGHTS AND WARRANTS. Rights and warrants are a form of equity security. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

INITIAL PUBLIC OFFERINGS ("IPOS"). IPOs are a form of equity security. IPOs can have dramatic impact on Fund performance and assumptions about future performance based on that impact may not be warranted. Investing in IPOs involves risks. Many of the companies issuing IPOs are small, unseasoned companies. These are companies that have been in operation for a short period of time. Small company securities, including IPOs, are subject to greater volatility in their prices than are securities issued by more established companies. If the Fund does not intend to make a long-term investment in the IPO (it is sometimes possible to immediately sell an IPO at a profit) the Adviser may not perform the same detailed research on the company that it does for core holdings.

SMALL- AND MID- CAPITALIZATION COMPANIES. Companies with less than $10 billion in market captialization are considered mid- or small- capitalization companies. Investing in mid- and small capitalization companies may be more risky than investing in large capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a mid-or small- capitalization company for whom there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings in that security. In that case the Fund might receive a lower price for its holdings than otherwise might be obtained. Small capitalization companies also may be unseasoned. These are companies that have been in operation for less than three years, including the operations of any predecessors.

FINANCIAL SERVICES SECTOR. The Adviser has developed a special expertise in financial services companies and the Fund may, from time to time, invest a significant portion of its assets in the financial services sector if the Adviser believes that such investments are consistent with the Fund's investment strategy, may contribute to the Fund achieving its investment objectives, and will not cause the Fund to violate any of its investment restrictions.

A company is "principally engaged" in financial services if it owns financial services related assets constituting at least 50% of the total value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments; for example, banking, insurance and securities brokerage houses. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

Due to the wide variety of companies in the financial services sector, they may react in different ways to changes in economic and market conditions.

Banking. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.

Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

Other Considerations. Regulations of the Securities and Exchange Commission ("SEC") impose limits on: (1) investments in the securities of companies that derive more than 15% of their gross revenues from the securities or investment management business. Although there are exceptions, a Fund is prohibited from investing more than 5% of its total assets in a single company that derives more than 15% of its gross revenues from the securities or investment management business; and (2) investments in insurance companies. A Fund is prohibited from owning more than 10% of the outstanding voting securities of an insurance company.

REAL ESTATE SECURITIES, INCLUDING REITS. Real estate securities are a form of equity security. Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. The Fund does not invest directly in real estate. Real estate companies include real estate investment trusts ("REITs") or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income, and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) each taxable year. REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs also can realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid to the Fund, there will be a layering of fees, which would increase expenses and decrease returns.

Real estate securities, including REITs, are subject to risks associated with the direct ownership of real estate. The Fund also could be subject to such risks by reason of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent on management skill, may not be diversified, and are subject to project financing risks. Such trusts also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, and failing to maintain exemption from registration under the Investment Company Act of 1940 ("1940 Act"). Changes in interest rates also may affect the value of the debt securities in the Fund's portfolio. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expense of the Fund but also, indirectly, similar expenses of the REITs, including compensation of management. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid to the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Some real estate securities may be rated less than investment grade by rating services. Such securities may be subject to the risks of high-yield, high-risk securities discussed below.

CONVERTIBLE SECURITIES. Convertible Securities are a form of equity security. Generally, convertible securities are bonds, debentures, notes, preferred stocks, warrants or other securities that convert or are exchangeable into shares of the underlying common stock at a stated exchange ratio. Usually, the conversion or exchange is solely at the option of the holder. However, some convertible securities may be convertible or exchangeable at the option of the issuer or are automatically converted or exchanged at a time certain, or on the occurrence of certain events, or have a combination of these characteristics. Usually a convertible security provides a long-term call on the issuer's common stock and therefore tends to appreciate in value as the underlying common stock appreciates in value. A convertible security also may be subject to redemption by the issuer after a certain date and under certain circumstances (including a specified price) established on issue. If a convertible security held by the Fund is called for redemption, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it.

Convertible bonds, debentures and notes are varieties of debt securities, and as such are subject to many of the same risks, including interest rate sensitivity, changes in debt rating and credit risk. In addition, convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer's non-convertible debt obligations. Thus, convertible securities are subject to many of the same risks as high-yield, high-risk securities. A more complete discussion of these risks is provided below in the sections titled "Bonds and Other Debt Securities" and "High-Yield, High-Risk Debt Securities."

Due to its conversion feature, the price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock. A convertible security also normally will provide a higher yield than the underlying common stock (but generally lower than comparable non-convertible securities). Due to their higher yield, convertible securities generally sell above their "conversion value," which is the current market value of the stock to be received on conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because the yield acts as a price support. When the underlying common stocks rise in value, the value of convertible securities also may be expected to increase, but generally will not increase to the same extent as the underlying common stocks.

Fixed-income securities generally are considered to be interest rate-sensitive. The market value of convertible securities will change in response to changes in interest rates. During periods of falling interest rates, the value of convertible bonds generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

FOREIGN SECURITIES. Equity securities are issued by both domestic and foreign companies. Foreign securities are: (1) issued by companies organized under the laws of a foreign country; (2) principally traded in securities markets outside of the United States; (3) issued by companies earning at least 50% of their revenues or profits outside of the United States; or (4) issued by companies having at least 50% of their assets outside of the United States. Foreign securities include equity securities, real estate securities, convertible securities and bonds. Investments in foreign securities may be made through the purchase of individual securities on recognized exchanges and developed over-the-counter markets, through American Depository Receipts ("ADRs") or Global Depository Receipts ("GDRs") covering such securities, and through U.S.-registered investment companies investing primarily in foreign securities. To the extent that the management fees paid to an investment company are for the same or similar services as the management fees paid to the Fund, there would be a layering of fees that would increase expenses and decrease returns. When the Fund invests in foreign securities, their operating expenses are likely to be higher than that of an investment company investing exclusively in U.S. securities, since the custodial and certain other expenses are expected to be higher.

Investments in foreign securities may involve a higher degree of risk than investments in domestic issuers. Foreign securities are often denominated in foreign currencies, which means that their value will be affected by changes in exchange rates, as well as other factors that affect securities prices. There is generally less information publicly available about foreign securities and securities markets, and there may be less government regulation and supervision of foreign issuers and securities markets. Foreign securities and markets also may be affected by political and economic instabilities and may be more volatile and less liquid than domestic securities and markets. Investment risks may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets and significant withholding taxes. Foreign economies may differ from the United States favorably or unfavorably with respect to inflation rates, balance of payments, capital reinvestment, gross national product expansion and other relevant indicators. The Fund may attempt to reduce exposure to market and currency fluctuations by trading in currency futures contracts or options on futures contracts for hedging purposes only.

SPECIAL RISKS OF EMERGING MARKETS. Emerging and developing markets abroad may offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. Securities in emerging market countries may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. There may be even less liquidity in their securities markets, and settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. Emerging countries may have less developed trading markets and exchanges. They may have less developed legal and accounting systems.

BONDS AND OTHER DEBT SECURITIES. Bonds and other debt securities may be purchased by the Fund if the Adviser believes that they are consistent with the Fund's investment strategies, may contribute to the Fund's investment objective, and will not cause the Fund to violate any of its investment restrictions. The U.S. government, corporations and other issuers sell bonds and other debt securities to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate, depending on such factors as interest rates, credit quality and maturity.

Bonds and other debt securities generally are subject to credit risk and interest rate risk. While debt securities issued by the U.S. Treasury generally are considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk. Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities. Credit risk is described more fully in the section titled "High-Yield, High-Risk Debt Securities."

Bonds and other debt securities generally are interest rate-sensitive. During periods of falling interest rates, the value of debt securities held by the Fund generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

GOVERNMENT SECURITIES. U.S. Government Securities are debt securities that are obligations of or guaranteed by the U.S. government, its agencies or instrumentalities. There are two basic types of U.S. Government Securities: (1) direct obligations of the U.S. Treasury; and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. government. Agencies and instrumentalities include the Federal Farm Credit System ("FFCS"), Student Loan Marketing Association ("SLMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Loan Banks ("FHLB"), Federal National Mortgage Association ("FNMA") and Government National Mortgage Association ("GNMA"). Some obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed by the U.S. government. Others, such as FNMA bonds, rely on the assets and credit of the instrumentality with limited rights to borrow from the U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.

U.S. Government Securities include mortgage-related securities issued by an agency or instrumentality of the U.S. government. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the Certificate.

Pools of mortgages also are issued or guaranteed by other agencies of the U.S. government. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened or lengthened by unscheduled or early payment, or by slower than expected prepayment of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.

A CMO is a debt security issued by a corporation, trust or custodian, or by a U.S. government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government Securities or corporate debt obligations. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. CMOs are most often issued in two or more classes (each of which is a separate security) with varying maturities and stated rates of interest. Interest and principal payments from the underlying collateral (generally a pool of mortgages) are not necessarily passed directly through to the holders of the CMOs; these payments typically are used to pay interest on all CMO classes and to retire successive class maturities in a sequence. Thus, the issuance of CMO classes with varying maturities and interest rates may result in greater predictability of maturity with one class and less predictability of maturity with another class than a direct investment in a mortgage-backed pass-through security (such as a GNMA Certificate). Classes with shorter maturities typically have lower volatility and yield while those with longer maturities typically have higher volatility and yield. Thus, investments in CMOs provide greater or lesser control over the investment characteristics than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.

Investments in mortgage-related U.S. Government Securities, such as GNMA Certificates and CMOs, also involve other risks. The yield on a pass-through security typically is quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium; the opposite is true for pass-throughs purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvest the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses. Investment in such securities could also subject the Fund to "maturity extension risk," which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered a short or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

The guarantees of the U.S. government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased. The value of the shares issued by the Fund is not guaranteed and will fluctuate with the value of the Fund's portfolio. Generally when the level of interest rates rise, the value of the Fund's investment in government securities is likely to decline and, when the level of interest rates decline, the value of the Fund's investment in government securities is likely to rise.

The Fund may engage in portfolio trading primarily to take advantage of yield disparities. Such trading strategies may result in minor temporary increases or decreases in the Fund's current income, and in its holding of debt securities that sell at substantial premiums or discounts from face value. If expectations of changes in interest rates or the price of the securities prove to be incorrect, the Fund's potential income and capital gain will be reduced or its potential loss will be increased.

HIGH-YIELD, HIGH-RISK DEBT SECURITIES. The real estate securities, convertible securities, bonds and other debt securities in which the Fund may invest may include high-yield, high-risk debt securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Service ("Moody's") or unrated securities. Securities rated BB or lower by S&P and Ba or lower by Moody's are referred to in the financial community as "junk bonds" and may include D-rated securities of issuers in default. See Appendix A for a more detailed description of the rating system. Ratings assigned by credit agencies do not evaluate market risks. The Adviser considers the ratings assigned by S&P or Moody's as one of several factors in its independent credit analysis of issuers. A brief description of the quality ratings of these two services is contained in the section titled "Quality Ratings of Debt Securities."

While likely to have some quality and protective characteristics, high-yield, high-risk debt securities, whether convertible into common stock, usually involve increased risk as to payment of principal and interest. Issuers of such securities may be highly leveraged and may not have available to them traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

High-yield, high-risk debt securities are subject to greater price volatility than higher-rated securities, tend to decline in price more steeply than higher-rated securities in periods of economic difficulty or accelerating interest rates, and are subject to greater risk of non-payment in adverse economic times. There may be a thin trading market for such securities. This may have an adverse impact on market price and the ability of the Fund to dispose of particular issues and may cause the Fund to incur special securities' registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Unexpected net redemptions may force the Fund to sell high-yield, high-risk debt securities without regard to investment merit, thereby possibly reducing return rates. Such securities may be subject to redemptions or call provisions, which, if exercised when investment rates are declining, could result in the replacement of such securities with lower-yielding securities, resulting in a decreased return. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income in excess of the cash actually received on these issues. In order to avoid taxation to the Fund, the Fund may have to sell portfolio securities to meet taxable distribution requirements.

The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic and industry conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis regarding individual lower-rated bonds, and the high-yield, high-risk market may depress the prices for such securities. If the negative factors such as the aforementioned adversely impact the market value of high-yield, high-risk securities, net asset value will be adversely affected.

The Fund may have difficulty disposing of certain high-yield, high-risk bonds because there may be a thin trading market for such bonds. Because not all dealers maintain markets in all high-yield, high-risk bonds, the Fund anticipates that such bonds could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on market price and the ability to dispose of particular issues, and also may make it more difficult to obtain accurate market quotations or valuations for purposes of valuing the Fund's assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bid prices of such dealers or prices for actual sales. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of high-yield, high-risk bonds regardless of a fundamental analysis of the investment merits of such bonds. To the extent that the Fund purchases illiquid or restricted bonds, it may incur special securities' registration responsibilities, liabilities and costs, and liquidity and valuation difficulties relating to such bonds.

Bonds may be subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, the Fund will be likely to replace such bonds with lower-yielding bonds, resulting in a decreased return. Zero-coupon, pay-in-kind and deferred interest bonds involve additional special considerations. Zero-coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically, and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently, having similar maturities and credit quality. Pay-in-kind bonds pay interest in the form of other securities rather than cash. Deferred interest bonds defer the payment of interest to a later date. Zero-coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds that pay interest in cash throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold. There is no assurance of the value or the liquidity of securities received from pay-in-kind bonds. If the issuer defaults, the Fund may obtain no return at all on their investment. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income in excess of the cash actually received on these issues. In order to distribute such income to avoid taxation, the Fund may have to sell portfolio securities to meet its taxable distribution requirements under circumstances that could be adverse.

Federal tax legislation limits the tax advantages of issuing certain high-yield, high-risk bonds. This could have a materially adverse effect on the market for high-yield, high-risk bonds.

A description of each bond quality category is set forth in Appendix A. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. The Fund may retain a security whose rating has changed or has become unrated.

CASH MANAGEMENT. For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the Fund may temporarily and without limitation hold high-grade short-term money market instruments, cash and cash equivalents, including repurchase agreements. The Fund also may invest in other investment companies (or companies exempted under Section 3(c)(7) of the 1940
Act) that themselves primarily invest in temporary defensive investments, including commercial paper. To the extent that the management fees paid to the other investment company are for the same or similar services as the management fees paid to the Fund, there will be a layering of fees that would increase expenses and decrease returns. Investments in other investment companies are limited by the 1940 Act.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original owner at an agreed-on price. The resale price reflects the purchase price plus an agreed-on incremental amount, which is unrelated to the coupon rate or maturity of the purchased security. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible loss of all or a part of the income during this period; and (c) expenses of enforcing its rights.

The Fund will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Fund may enter into tri-party repurchase agreements in which a third-party custodian bank ensures the timely and accurate exchange of cash and collateral. The majority of these transactions run from day to day and delivery pursuant to the resale typically occurs within one to seven days of the purchase. The Fund normally will not enter into repurchase agreements maturing in more than seven days.

BORROWING. The Fund may borrow money for temporary or emergency purposes. The Fund will not borrow money with the intent of leveraging its investments. Borrowing activities are strictly limited as described in the section titled "Investment Restrictions." Borrowing may be useful in a number of situations, such as to meet unanticipated redemptions without selling portfolio securities at disadvantageous prices. However, borrowing money to meet redemptions or other purposes would have the effect of temporarily leveraging the Fund's assets and potentially exposing the Fund to leveraged losses.

LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Directors. The Fund may engage in securities lending to earn additional income or to raise cash for liquidity purposes. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. The collateral must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest.

Lending activities are strictly limited as described in the section titled "Investment Restrictions." Lending money or securities involves the risk that the Fund may suffer a loss if a borrower does not repay a loan when due. To manage this risk the Fund deals only with counter-parties they believe to be creditworthy and require that the counter-party deposit collateral with the Fund.

When it loans securities, the Fund still owns the securities, receive amounts equal to the dividends or interest on loaned securities, and are subject to gains or losses on those securities. The Fund also receives one or more of: (a) negotiated loan fees, (b) interest on securities used as collateral, and/or (c) interest on any short-term debt instruments purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund also may pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities which, are subject to contractual restrictions on resale. The Fund's policy is to not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Fund's net assets would then be illiquid.

The restricted securities which the Fund may purchase include securities which have not been registered under the 1933 Act but are eligible for purchase and sale pursuant to Rule 144A ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under criteria established by the Fund's Board of Directors, will consider whether Rule 144A Securities being purchased or held by the Fund are illiquid and thus subject to the Fund's policy limiting investments in illiquid securities. In making this determination, the Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities also will be monitored by the Adviser and, if as a result of changed conditions it is determined that a Rule 144A Security is no longer liquid, the Fund's holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS. The Fund can invest in securities on a "when-issued" basis and can purchase or sell securities on a "delayed-delivery" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date (generally within 45 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment.

The Fund may engage in when-issued transactions to secure what the Adviser considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Adviser considers to be advantageous. When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and strategies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it can dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid securities of any type at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

When issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

A segregated account is not required when the Fund holds securities, options or futures positions whose values are expected to offset its obligations which would otherwise require a segregated account.

SEGREGATED ACCOUNTS. A number of the Fund's investment strategies require it to establish segregated accounts. When the Fund enters into an investment strategy which would result in a "senior security" as that term is defined in the 1940 Act, the Fund will either: (i) own an offsetting position in securities, options or futures positions, or (ii) set aside liquid securities in a segregated account with its custodian bank (or designated in the Fund's books and records) in the amount prescribed. The Fund will maintain the value of such segregated account equal to the prescribed amount by adding or removing additional liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the senior security is outstanding, unless they are replaced with similar securities.

DERIVATIVES. The Fund can invest in a variety of derivative investments to pursue its investment objective or for hedging purposes. Some derivative investments the Fund can use are the hedging instruments described below.

Hedging. The Fund can use hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated or to facilitate selling securities for investment reasons. To do so, the Fund could:

o    sell futures contracts;
o    buy puts on such futures or on securities; or
o    write covered calls on securities or futures.

The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:

o    buy futures; or
o    buy calls on such futures or on securities.

The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Adviser's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund can employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

Futures. The Fund can buy and sell futures contracts that relate to: (1) broadly-based stock indices ("stock index futures"), (2) debt securities (these are referred to as "interest rate futures"), (3) other broadly-based securities indices (these are referred to as "financial futures"), (4) foreign currencies (these are referred to as "forward contracts"), or (5) commodities (these are referred to as "commodity futures").

A broadly based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party also may settle the transaction by entering into an offsetting contract.

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

No money is paid or received by the Fund on the purchase or sale of a future. On entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

At any time prior to expiration of the future, the Fund can elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options and options on the other types of futures described above.

Writing Covered Call Options. The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding or, for certain types of calls, the call can be covered by identifying liquid assets on the Fund's books to enable the Fund to satisfy its obligations if the call is exercised.

When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

When the Fund writes an over-the-counter ("OTC") option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the marked-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker. To terminate its obligation on a call it has written, the Fund can purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending on whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

The Fund also can write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying an equivalent dollar amount of liquid assets on the Fund's books. The Fund will identify additional liquid assets on its books if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

Writing Put Options. The Fund can sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.

If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price usually will exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets.

As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates on expiration of the put. It also may terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

The Fund can decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction also will permit the Fund to write another put option on the security or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes and, when distributed by the Fund, are taxable as ordinary income.

Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

The Fund can buy puts whether it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund can sell the put prior to its expiration. That sale may or may not be at a profit.

When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely correlated currency. The Fund also can use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed on by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

The Fund can use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund might enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared and the date on which the payments are made or received.

The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed-dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

The Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge. However, to avoid excess transactions and transaction costs, the Fund can maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund can purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund can purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Adviser might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency, the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received on the sale of the security. There will be additional transaction costs on the spot market in those cases.

The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements would not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first and offsetting contracts.

The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts usually are entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund can convert foreign currency from time to time and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

Index-Linked Notes. Principal and/or interest payments on these notes depend on the performance of an underlying index. Currency-indexed securities are another derivative the Fund can use. Typically these are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Debt Exchangeable for Common Stock of an Issuer or "Equity-Linked Debt Securities" of an Issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Adviser expected.

Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. Also, the Fund will identify liquid assets on its books (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Adviser will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

Hedging Foreign Currency. To attempt to reduce exposure to currency fluctuations, the Fund may trade in forward foreign currency exchange contracts (forward contracts), currency futures contracts and options thereon and securities indexed to foreign securities. These techniques are not always effective and their use may expose the Fund to other risks, such as liquidity and counterparty risk. The Adviser exercises its professional judgment as to whether the reduction in currency risk justifies the expense and exposure to liquidity and counterparty risk. In past years, the Adviser has typically not used these techniques to any significant extent. These techniques may be used to lock in an exchange rate in connection with transactions in securities denominated or traded in foreign currencies, to hedge the currency risk in foreign securities held by the Fund and to hedge a currency risk involved in an anticipated purchase of foreign securities. Cross-hedging also may be utilized; that is, entering into a hedge transaction with respect to a foreign currency different from the one in which a trade is to be made or in which a portfolio security is principally traded. There is no limitation on the amount of assets that may be committed to currency hedging. However, the Currency hedging transactions may be utilized as a tool to reduce currency fluctuation risks due to a current or anticipated position in foreign securities. The successful use of currency hedging transactions usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements. Should interest or exchange rates move in an unexpected manner, the anticipated benefits of futures contracts, options or forward contracts may not be achieved or losses may be realized and thus the Fund could be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements therefore could continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. When taking a position in an anticipatory hedge (when the Fund purchases a futures contract or other similar instrument to gain market exposure in anticipation of purchasing the underlying securities at a later date), the Fund is required to set aside cash or high-grade liquid securities to fully secure the obligation.

A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers. Such a contract gives the Fund a position in a negotiated, currently non-regulated market. The Fund may enter into a forward contract; for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. When the Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency, the Fund may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount in anticipation of purchasing foreign traded securities ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract with respect to a different foreign currency for a fixed U.S. dollar amount ("cross hedge"). This may be done, for example, where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.

The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter. Currently, a significant portion or all of the value of an over-the-counter option may be treated as an illiquid investment and subject to the restriction on such investments as long as the Securities and Exchange Commission ("SEC") requires that over-the-counter options be treated as illiquid. Generally, the Fund would utilize options traded on exchanges where the options are standardized.

The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies ("currency futures contracts") and may purchase and write put and call options to buy or sell currency futures contracts. A "sale" of a currency futures contract means the acquisition of a contractual obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a currency futures contract means the incurring of a contractual obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. Options on currency futures contracts to be purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter.

The Fund also may purchase securities (debt securities or deposits) that have their coupon rate or value at maturity determined by reference to the value of one or more foreign currencies. These strategies will be used for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into a currency hedging position that exposes the Fund to an obligation to another party unless it follows its segregated account procedures.

The Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies still are developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that: (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit, and (ii) the Fund may not be able to sell currencies covering an option written by the Fund until the option expires or it delivers the underlying futures currency on exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. The Fund's ability to engage in currency hedging transactions may be limited by tax considerations.

Risks of Hedging With Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Adviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund also could experience losses if the prices of its futures and options positions were not correlated with its other investments.

The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

There is a risk in using short hedging by selling futures or purchasing puts on broadly based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices on which the hedging instruments are based. The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund can write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund can invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss generally is allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and (2) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.


                             PORTFOLIO TRANSACTIONS

The Adviser is responsible for the placement of portfolio transactions, subject to the supervision of the Board of Directors. The Fund has adopted a policy of seeking to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. Subject to this policy, research services, payment of bona fide fund expenses and placement of orders by securities firms for Fund shares may be taken into account as a factor in placement of portfolio transactions. In seeking the Fund's investment objective, the Fund may trade to some degree in securities for the short term if the Adviser believes that such trading is advisable.

The Adviser serves as a discretionary investment adviser for many clients. Accordingly, the Adviser generally determines the securities and quantities to be bought and sold for each client's account. On a quarterly basis or as requested, clients receive itemized account statements reflecting present holdings and transactions for the account's stated period.

Best Execution
--------------
The Adviser seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, the Adviser considers, among other factors, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communication and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on the particular security or market in which the transaction is to occur, the range and quality of the services made available to clients, research services, the payment of bona fide client expenses and (for clients who are registered investment companies or unregistered private investment companies) the sale of fund shares. At times the Adviser may pay a higher price to receive research services, as described below. The applicability of specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers.

Directed Brokerage
------------------
Clients may designate the use of a specified broker-dealer, whether because the broker provides services to the client or for other reasons. In the event a client instructs the Adviser to direct brokerage to a specified broker-dealer, that broker-dealer assumes responsibility for execution. Clients who designate the use of a particular broker-dealer should understand that they may lose: (i) the possible advantage that non-designating clients derive from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security; and (ii) the ability of the Adviser to effectively negotiate the commission rate. Such a client's trades may be effected after the trades of clients that have not designated a particular broker-dealer. Transactions in client accounts participating in managed account/wrap programs are typically executed through the program sponsor. Executing the transaction away from the program sponsor would result in the client account being charged an additional commission.

Investment Allocations
----------------------
the Adviser considers many factors when allocating securities among clients, including but not limited to, the client's investment style, applicable restrictions, availability of securities, available cash and other current holdings. the Adviser attempts to allocate investment opportunities among clients in a manner, that is fair and equitable when viewed over a period of time and involving many allocations. However, clients are not ensured of participating equally or at all in particular investment allocations. The nature of a client's investment style may exclude it from participating in many investment opportunities, even if the client is not strictly precluded from participation based upon written investment restrictions. For example: (i) large cap equity clients are unlikely to participate in initial public offerings of small capitalization companies, and; (ii) the Adviser is likely to allocate short-term trading opportunities to clients pursuing active trading strategies rather than clients pursing long-term buy-and-hold strategies. the Adviser serves as investment adviser for a number of clients and may deal with conflicts of interest when allocating investment opportunities among its various clients. For example, the Adviser receives different advisory fees from different clients, including performance incentive fees; the performance records of some clients are more public than the performance records of other clients; and the Adviser and its affiliates, owners, officers and employees have invested substantial amounts of their own capital in some client accounts (notably mutual funds and hedge funds) but do not invest their own capital in every client's account. The majority of the Adviser's clients pursue specific investment strategies, many of which are similar. the Adviser expects that, over long periods of time, most clients pursuing similar investment strategies should experience similar, but not identical, investment performance. Many factors affect investment performance, including, but not limited to, the timing of cash deposits and withdrawals to and from an account, the Adviser may not purchase or sell a given security on behalf of all clients pursuing similar strategies, price and timing differences when buying or selling securities, and clients pursuing similar investment strategies may impose different investment restrictions. the Adviser has adopted written trading policies designed to minimize possible conflicts of interest in trading for its clients.

the Adviser's trading desk prioritizes incoming orders of similar purchases and sales of securities between institutional and managed accounts/wrap orders. the Adviser's trading desk typically executes orders for institutional clients, including investment companies, institutional private accounts, sub-advised accounts and others. Managed account/wrap program sponsors typically execute orders for managed account/wrap clients. the Adviser's trading desk attempts to coordinate the timing of orders to prevent the Adviser from "bidding against" itself on such orders.

the Adviser serves as investment adviser for a number of clients, which are patterned after model portfolios or patterned after designated mutual funds managed by the Adviser. The portfolio holdings and transactions of these clients are similar to, but not exactly the same as, the model portfolios or designated mutual funds. the Adviser may not purchase or sell a given security on behalf of all clients (even clients managed in a similar style), and it may not execute a purchase of securities or a sell of securities in all participating clients at the same time.

the Adviser generally executes trades for patterned client accounts after the trade has been executed for the designated mutual fund or the model portfolio that the client account is patterned after. Since most of the Adviser's transactions are in large capitalization exchange-traded equities, the Adviser believes that this does not usually impact the long-term performance of these clients.

Managed account/wrap clients have contractual relationships with their program sponsors which typically makes it advantageous for the program sponsors to execute most or all of their transactions. Managed account/wrap clients trade throughout the day as directed by the Adviser's trading desk. While managed account/wrap clients are trading, the Adviser's trading desk typically suspends trading for other clients until the program sponsors have completed their transactions. In determining the priority of transactions involving managed account/wrap clients the Adviser's trading desk considers a number of factors, including a fair rotation among clients, the size of the transaction relative to the size of the managed account/wrap client, the depth and liquidity of the trading market and potential market impact of the transactions.

Orders for accounts which are not patterned after model portfolios or designated mutual funds shall generally be executed in the order received by the trading desk, with the following exceptions: (i) execution of orders for clients that have directed that particular brokers to be used will generally be delayed until the orders which do not direct a particular broker have been filled; (ii) execution of orders may be delayed when the client (or responsible portfolio manager) requests such delay due to market conditions in the security to be purchased or sold; and (iii) execution of orders which are to be bunched or aggregated with other orders for the purchase or sale of the same security may be delayed.

Aggregated Trades
-----------------
the Adviser frequently follows the practice of aggregating orders of various institutional clients for execution, if the Adviser believes that this will result in the best net price and most favorable execution. In such event, the allocation will be made by the Adviser in the manner considered to be most equitable and consistent with its fiduciary obligations to all such clients. In certain cases where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price and commission rate paid or received with respect to the total order placed on that day. In some instances, this procedure could adversely affect a given client but the Adviser believes that any disadvantage in the procedure would be outweighed by the increased selection available and the increased opportunity to engage in volume transactions.

In accordance with the various managed account/wrap programs in which the Adviser participates, the Adviser typically directs all trading to the applicable program sponsor, unless in the Adviser's reasonable discretion, doing so would adversely affect the client. Clients typically pay no commissions on trades executed through program sponsors.

There are occasions when the Adviser varies the trading procedures described above. the Adviser exercises its best judgment in determining whether clients should execute portfolio transactions simultaneously with, prior to, or subsequent to the model portfolio or designated mutual fund that they are patterned after. The factors that the Adviser considers in exercising its judgment include, but are not limited to, the need for confidentiality of the purchase or sale, market liquidity of the securities in issue, the particular events or circumstances that prompt the purchase or sale of the securities, and operational efficiencies. Even when transactions are executed on the same day, clients may not receive the same prices as the model portfolios or designated mutual funds they are patterned after. If the transactions are not aggregated, such prices may be better or worse.

Research Paid for With Commissions
----------------------------------
In selecting brokers, the Adviser may consider selecting those brokers that assist the Adviser in fulfilling its investment management responsibilities.

In return for brokerage the Adviser receives published research reports from multiple sources and access to brokerage firms' research departments. Research received from brokerage firms is used to supplement the Adviser's internal research. While there are no formal procedures for allocation of brokerage, the Adviser follows the concepts of Section 28(e) of the Securities Exchange Act of 1934. Subject to the criteria of Section 28(e), the Adviser may pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transactions, in recognition of the value of the brokerage and research services provided by or through the broker. the Adviser believes it is important to its investment decision-making to have access to independent research.

the Adviser provides the Boards of Directors of mutual funds which it serves as the primary manager (does not sub-advise) with quarterly reports detailing all research services purchased with commissions. The Directors and their independent counsel review these reports.

the Adviser's compliance officer regularly reviews brokerage paid in return for research and execution and makes a good faith determination that: (1) the amount of commissions allocated to a broker are reasonable in relation to the value of the brokerage and research services received, and (2) the research and services received provide lawful and appropriate assistance to the Adviser in the performance of its investment decision making responsibilities.

Portfolio Turnover. Because of the Fund's investment stategies, portfolio turnover rate will vary. At times it could be high, which could require the payment of larger amounts in brokerage commissions. The Adviser is authorized to place portfolio transactions with Shelby Cullom Davis & Co., a member of the New York Stock Exchange that may be deemed to be an affiliate of the Adviser, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms for similar services. The Fund anticipates that, during normal market conditions, its annual portfolio turnover rate will be less than 100%.

When the Adviser deems it to be appropriate, the Fund may engage in active and frequent trading to achieve its investment objective. Active trading may include participation in initial public offerings. Active trading may result in the realization and distribution to shareholders of higher capital gains compared with a fund with less active trading strategies, which would increase shareholder tax liability. Frequent trading also increases transaction costs, which could detract from the Fund's performance.


                             INVESTMENT RESTRICTIONS

The Fund follows investment strategies developed in accordance with the investment objective, policies and restrictions described in its prospectuses and this Statement of Additional Information.

The Fund has adopted the fundamental investment policies set forth below, which may not be changed without a shareholder vote. Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote.

The fundamental investment restrictions set forth below may not be changed without the approval of the holders of the lesser of: (i) 67% of the eligible votes, if the holders of more than 50% of the eligible votes are represented, or
(ii) more than 50% of the eligible votes.

Except for the fundamental investment policies regarding illiquid securities and borrowing, all percentage restrictions apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets. All references to the assets of the Fund are in terms of current market value.

(1) DIVERSIFICATION. The Fund is not required to diversify its investments.

Further Explanation of Diversification Policy. The Fund is classified as non-diversified under the 1940 Act. The Fund intends to remain classified as a regulated investment company under the Internal Revenue Code. This requires the Fund to conform to the following: at the end of each quarter of the taxable year, at least 50% of the value of the Fund's total assets must be represented by: cash and cash items; U.S. government securities; securities of other regulated investment companies and "other securities." For this purpose, "other securities" does not include investments in the securities of any one issuer representing more than 5% of the value of the Fund's total assets or more than 10% of the issuer's outstanding voting securities.

(2) CONCENTRATION. The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry.

Further Explanation of Concentration Policy. The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities). The Fund generally uses BLP Equity Economic Sectors ("BLP Code") as published by Bloomberg L.P. to determine industry classification. The Adviser may re-classify a company if it believes that the BLP Code on a specific company does not accurately describe the company.

(3) ISSUING SENIOR SECURITIES. The Fund may not issue senior securities, except as permitted under applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Issuing Senior Securities. The Fund may not issue senior securities nor sell short more than 5% of its total assets, except as provided by the 1940 Act and any rules, regulations, orders or letters issued thereunder. This limitation does not apply to selling short against the box. The 1940 Act defines a "Senior Security" as any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness.

(4) BORROWING. The Fund may not borrow money, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Borrowing Policy. The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund also may borrow up to an additional 5% of its total assets from banks or others. The Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within three business days), although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.

(5) UNDERWRITING. The Fund may not underwrite securities of other issuers except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Underwriting Policy. The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

(6) INVESTMENTS IN COMMODITIES AND REAL ESTATE. The Fund may not purchase or sell commodities or real estate, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Policy Restricting Investments in Commodities and Real Estate. The Fund may purchase or sell financial futures contracts, options on financial futures contracts, currency contracts and options on currency contracts as described in its prospectus and Statement of Additional Information. The Fund may not purchase or sell real estate, except that the Fund may invest in securities that are directly or indirectly secured by real estate or securities issued by issuers that invest in real estate.

(7) MAKING LOANS. The Fund may not make loans to other persons, except as allowed by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Lending Policy. The acquisition of investment securities or other investment instruments is not deemed to be the making of a loan.

To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions that the Adviser believes to be creditworthy in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. The Fund still is subject to gains or losses due to changes in the market value of securities that it has lent.

When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.


NON-FUNDAMENTAL RESTRICTIONS

In addition to the foregoing restrictions, the Fund has adopted the following non-fundamental policies that may be changed without shareholder approval:

1. Illiquid Securities. The Fund may not purchase illiquid securities if more than 15% of the value of the Fund's total assets would be invested in such securities.

2. High-Yield, High-Risk Securities. The Fund will not purchase debt securities rated BB or Ba or lower if the securities are in default at the time of purchase or if such purchase would then cause more than 35% of the Fund's net assets to be invested in such lower-rated securities.

3. Options. The Fund will not purchase an option if the purchase would cause the total premiums (at market) of all options then owned to exceed 5% of the Fund's total assets. The Fund will not sell covered calls if the transaction would cause the total premiums (at market) of all covered calls then written to exceed 25% of the Fund's total assets.

4. Futures Contracts. The Fund will not engage in a futures transaction if the transaction would cause the nominal value of futures contracts then purchased or sold to exceed 25% of the Fund's total assets.

5. Borrowing. Pursuant to the fundamental policy stated above, the Fund is allowed to borrow in an amount up to 33 1/3% of its total assets, taken at market value. The Board of Directors will be notified in the event borrowings exceed 10% of the Fund's total assets.

6. Short Selling. The Fund will not sell any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short. This limitation does not apply to selling short against the box.

7. Investing For Control. The Fund does not invest for the purpose of exercising control or management of other companies.

SECTION II: KEY PERSONS
-----------------------


                            ORGANIZATION OF THE FUND

DAVIS NEW YORK VENTURE FUND, INC. Davis New York Venture Fund, Inc., is an open-end, management investment company incorporated in Maryland in 1968 and registered under the 1940 Act. Davis New York Venture Fund, Inc., is a series investment company that may issue multiple series, each of which would represent an interest in its separate portfolio. Davis New York Venture Fund, Inc., currently offers two series: Davis New York Venture Fund which is classified under the 1940 Act as a diversified company and Davis Research Fund which is classified under the 1940 act as an non-diversified company. Davis New York Venture Fund is available for public investment and its shares are offered through separate prospectuses and a Statement of Additional Information that may be obtained by calling Davis Funds Shareholder Services at 1-800-279-0279.

FUND SHARES. The Fund may issue shares in different classes. The Fund's shares currently are divided into four classes: Class A, Class B, Class C and Class Y shares. The Board of Directors may offer additional series or classes in the future and may at any time discontinue the offering of any series or class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable. The Fund's shares represent an interest in the assets of the Fund issuing the share and have identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that: (i) each dollar of net asset value per share is entitled to one vote, (ii) the expenses related to a particular class, such as those related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class, (iii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan that pertain to a particular class, and (iv) other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Due to the differing expenses of the classes, dividends of Class B and Class C shares are likely to be lower than for Class A shares and are likely to be higher for Class Y shares than for any other class of shares.

For some issues, such as the election of directors, all of Davis New York Venture Fund, Inc.'s authorized series vote together. For other issues, such as approval of the advisory agreement, each authorized series votes separately. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power can elect all of the directors. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted on unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

In accordance with Maryland law and the Fund's By-laws, the Fund does not hold regular annual shareholder meetings. Shareholder meetings are held when they are required under the 1940 Act or when otherwise called for special purposes. Special shareholder meetings may be called on the written request of shareholders of at least 25% of the voting power that could be cast at the meeting. The Funds will provide assistance in calling and holding such special meeting to the extent required by Maryland statutes or SEC rules and regulations then in effect.

                             DIRECTORS AND OFFICERS

The Board of Directors supervises the business and management of the Fund. The Board approves all significant agreements between the Fund and those companies that furnish services to the Fund. The names and addresses of the directors and officers are set forth below, together with their principal business affiliations and occupations for the last five years. As indicated below, certain directors and officers hold similar positions with the following mutual funds that are managed by the Adviser: Davis New York Venture Fund, Inc., Davis Series, Inc., Davis International Series, Inc., and Davis Variable Account Fund, Inc. (collectively the "Davis Funds"). As indicated below, certain directors and officers also may hold similar positions with the following mutual funds that are managed by the Adviser: Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust (collectively the "Selected Funds").


                                    DIRECTORS

WESLEY E. BASS, JR. (8/21/31), 710 Walden Road, Winnetka, IL 60093. Director of each of the Davis Funds; President, Bass & Associates (a financial consulting firm); formerly First Deputy City Treasurer, City of Chicago, and Executive Vice President, Chicago Title and Trust Company.

JEREMY H. BIGGS (8/16/35),* Two World Trade Center, 94th Floor, New York, NY 10048. Director and Chairman of each of the Davis Funds; Director of the Van Eck Chubb Funds; Consultant to the Adviser; Vice Chairman, Head of Equity Research Department; Chairman of the U.S. Investment Policy Committee, and Member of the International Investment Committee of Fiduciary Trust Company International.

MARC P. BLUM (9/9/42), 233 East Redwood Street, Baltimore, MD 21202. Director of each of the Davis Funds; Chief Executive Officer, World Total Return Fund, LLP; Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (attorneys); Director, Mid-Atlantic Realty Trust and Legg Mason Trust, fsb (a federal savings bank organized under the laws of the United States).

ANDREW A. DAVIS (6/25/63),* 124 East Marcy Street, Santa Fe, NM 87501. Director of each of the Davis Funds and Selected Funds; President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

CHRISTOPHER C. DAVIS (7/13/65),* 609 Fifth Avenue, New York, NY 10017. Director of each of the Davis Funds and Selected Funds; Chief Executive Officer, President, or Vice President of each Davis Fund and Selected Fund; Chairman and Chief Executive Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co., a registered broker/dealer; Director, Kings Bay Ltd., an offshore investment management company.

JERRY D. GEIST (5/23/34), 931 San Pedro Drive S.E., Albuquerque, NM 87108. Director of each of the Davis Funds; Chairman, Santa Fe Center Enterprises; Chairman, Energy & Technology Company, Ltd.; Director, CH2M-Hill, Inc.; Member, Investment Committee for Microgeneration Technology Fund, UTECH Funds; Retired Chairman and President, Public Service Company of New Mexico.

D. JAMES GUZY (3/7/36), P.O. Box 128, Glenbrook, NV 89413. Director of each of the Davis Funds; Chairman, PLX Technology, Inc. (a manufacturer of semi-conductor circuits); Director, Intel Corp. (a manufacturer of semi-conductor circuits), Cirrus Logic Corp. (a manufacturer of semi-conductor circuits), Alliance Technology Fund (a mutual fund), Micro Component Technology, Inc., and Novellus Systems, Inc. (a manufacturer of semi-conductor equipment).

G. BERNARD HAMILTON (3/18/37), Avanti Partners, P.O. Box 1119, Richmond, VA 23218. Director of each of the Davis Funds; Managing General Partner, Avanti Partners, L.P.

THEODORE B. SMITH, JR. (12/23/32), John Hassall, Inc., Westbury, Long Island, NY 11590. Director of each of the Davis Funds; Chairman, President and CEO of John Hassall, Inc.; Managing Director John Hassall, Ltd.; Chairman of John Hassall Japan, Ltd.; Chairman of Cantrock Realty; Chairman of McCallum Die; Trustee, Deputy Mayor and Commissioner of Public Services for the Incorporated Village of Mill Neck.

CHRISTIAN R. SONNE (5/6/36), 207 West Lake Road, Tuxedo Park, NY 10987. Director of each of the Davis Funds; General Partner of Tuxedo Park Associates (a land holding and development firm); President and Chief Executive Officer of Mulford Securities Corporation (a private investment fund) until 1990; formerly Vice President of Goldman Sachs & Co. (investment banker).

MARSHA WILLIAMS (3/28/51), 725 Landwehr Road, Northbrook, IL 60062. Director of each of the Davis Funds; a Director of each of the Selected Funds; Chief Administrative Officer of Crate & Barrel; Director, Modine Manufacturing, Inc.; Director, Chicago Bridge & Iron Company, M.V.; former Vice President and Treasurer, Amoco Corporation.

* Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis are considered to be "interested persons" of the Funds, as defined in the Investment Company Act. Andrew A. Davis and Christopher C. Davis are brothers.


                        DIRECTORS' COMPENSATION SCHEDULE

During the fiscal year ended July 31, 2001, the compensation paid to the directors who are not considered to be interested persons of the Fund was as follows:

                                  AGGREGATE FUND                 TOTAL
         NAME                     COMPENSATION(1)        COMPLEX COMPENSATION(2)
         ----                     ---------------        -----------------------
Wesley E. Bass                       $30,200                    $57,800
Marc P. Blum                         $30,715                    $58,700
Jerry D. Geist                       $29,300                    $56,000
D. James Guzy                        $27,200                    $51,650
G. Bernard Hamilton                  $29,300                    $61,000
LeRoy E. Hoffberger(3)               $19,355                    $38,450
Laurence W. Levine(4)                $29,300                    $56,000
Theodore B. Smith, Jr.(5)                 $0                     $6,250
Christian R. Sonne                   $29,300                    $56,000
Marsha Williams                      $27,680                    $80,500

(1) Davis Research Fund began operations on October 31, 2001, thus all of the Aggregate Fund Compensation was paid by other authorized series of Davis New York Venture Fund, Inc.

(2) Complex compensation is the aggregate compensation paid, for services as a Director, by all mutual funds with the same investment adviser. There are seven registered investment companies in the complex.

(3) Mr. Hoffberger retired as a Director as of January 1, 2000, but still serves in a non-voting emeritus status.

(4)  Mr. Levine passed away in April 2001.

(5) Mr. Smith became a Director of the Davis Funds on December 5, 2000. Prior to that he served only as a director of Davis International Series, Inc.


                                    OFFICERS

KENNETH C. EICH (8/14/53), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President of each of the Davis Funds and Selected Funds; Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser; former President and Chief Executive Officer of First of Michigan Corporation; former Executive Vice President and Chief Financial Officer of Oppenheimer Management Corporation.

SHARRA L. REED (9/25/66), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President, Treasurer and Assistant Secretary of each of the Davis Funds and Selected Funds; Vice President Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

THOMAS D. TAYS (3/7/57), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President and Secretary of each of the Davis Funds and Selected Funds; Vice President, General Counsel and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

ARTHUR DON (9/24/53), 111 East Wacker Drive, Suite 2800, Chicago, IL 60601. Assistant Secretary of each of the Davis Funds and Selected Funds; Member, D'Ancona & Pflaum LLC, the Davis Funds' counsel.

The Davis Funds do not pay salaries to any of their officers. The Adviser performs certain services on behalf of the Davis Funds and is reimbursed by them for the costs of providing these services.


                        CERTAIN SHAREHOLDERS OF THE FUND

As of the effective date of this Statement of Additional Information, the Fund had only one shareholder for each class of shares, which owned 100% of its outstanding shares:

Shelby Cullom Davis & Co.
Investment #3
609 Fifth Avenue, 11th Floor
New York, NY 10017-1021


                          INVESTMENT ADVISORY SERVICES

Davis Selected Advisers, L.P. (the "Adviser"), whose principal office is at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, serves as investment adviser for Davis New York Venture Fund, Inc., Davis Series, Inc., Davis International Series, Inc., Davis Variable Account Fund, Inc. (collectively with the Fund, the "Davis Funds"), Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust (collectively the "Selected Funds"). The Adviser also provides advisory or sub-advisory services to other parties including other registered investment companies, private accounts, offshore funds, a hedge fund and managed money/wrap accounts. Davis Investments, LLC, an entity controlled by Christopher C. Davis is the Adviser's sole general partner. Christopher C. Davis is Chief Executive Officer of the Adviser and as the sole member of the general partner controls the Adviser. Davis Distributors, LLC ("the Distributor"), a subsidiary of the Adviser, serves as the distributor or principal underwriter of the funds which the Adviser administers, including Davis Funds, Selected Funds, a hedge fund, and offshore funds. Davis Selected Advisers - NY, Inc. ("Sub-Adviser"), a wholly owned subsidiary of the Adviser, performs investment management, research and other services for the Davis Funds and Selected Funds on behalf of the Adviser under sub-advisory agreements with the Adviser.

ADVISORY AGREEMENT. Advisory fees are allocated among each Class of shares in proportion to each Class's relative total net assets.

Davis Research Fund pays the Adviser a fee at an annual rate based on average net assets, as follows: 0.75% on the first $250 million; 0.65% on the next $250 million; 0.55% on total net assets more than $500 million.

These fees may be higher than those of many other mutual funds, but are not necessarily higher than those paid by funds with similar objectives.

Davis Research Fund began operations on October 31, 2001, and as of that date had not yet paid any advisory fees.

The Adviser has entered into a Sub-Advisory Agreement with its wholly owned subsidiary, Davis Selected Advisers - NY, Inc. ("Sub-Adviser"), where the Sub-Adviser performs research and other services on behalf of the Adviser. Under the Agreement, the Adviser pays all of the Sub-Adviser's direct and indirect costs of operation. All of the fees paid to the Sub-Adviser are paid by the Adviser and not the Fund.

The Advisory Agreement also makes provisions for portfolio transactions and brokerage policies of the Fund, which are discussed above under "Portfolio Transactions."

In accordance with the provisions of the 1940 Act, the Advisory Agreement and Sub-Advisory Agreement will terminate automatically on assignment, and are subject to cancellation on 60 days' written notice by the Board of Directors, the vote of the holders of a majority of the Fund's outstanding shares or the Adviser. The continuance of the Advisory Agreement and Sub-Advisory Agreement must be approved at least annually by the Fund's Board of Directors or by the vote of holders of a majority of the outstanding shares of the Fund. In addition, any new agreement, or the continuation of the existing agreement, must be approved by a majority of directors who are not parties to the agreements or interested persons of any such party.

Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Fund's Board of Directors, provides management and investment advice, and furnishes statistical, executive and clerical personnel, bookkeeping, office space and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as requested by the Board of Directors of the Fund. The Fund bears all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations, transaction and accounting matters related to its custodian bank, transfer agency, custodial and shareholder services, and qualification of its shares under federal and state securities laws. The Fund reimburses the Adviser for providing certain services, including accounting and administrative services, qualifying shares for sale with state agencies, and shareholder services.

UNIQUE NATURE OF EACH FUND. The Adviser may serve as the investment adviser or sub-adviser to other funds that have investment objectives and principal investment strategies similar to those of the Davis Funds. While the Davis Funds may have many similarities to these other funds, their investment performance may differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

CODE OF ETHICS. The Adviser, Distributor and the Davis Funds have adopted Codes of Ethics that regulate the personal securities transactions of the Adviser's investment personnel, other employees and affiliates with access to information regarding securities transactions of the Davis Funds. Such employees may invest in securities, including securities, which may be purchased or held by the Davis Funds. A copy of the Code of Ethics is on public file with, and available from, the Securities and Exchange Commission.

NELSON V. DUNN is a proposed class action filed in the United States District Court for the District of Illinois. The plaintiffs seek to represent a class composed of individuals who purchased shares issued by a number of different mutual funds and sold by the defendant investment advisors or their affiliated broker dealers. The plaintiffs claim that the defendants and the directors of the funds they represent approved payment of excessive distribution and advisory fees in violation of their fiduciary duties to the plaintiffs and in violation of statutory law. Davis Selected Advisers, L.P., is a named defendant in the action as is its distributor, Davis Distributors, LLC. Davis Selected Advisers, L.P., and Davis Distributors, LLC, believe the action is without merit and intend to vigorously defend the proceeding.


                           DISTRIBUTION OF FUND SHARES

DISTRIBUTION PLANS. Each of the Davis Funds has adopted Distribution Plans under which Class A, Class B and Class C shares reimburse the Distributor for some of its distribution expenses. The Distribution Plans were approved by the Board of Directors of each Davis Fund in accordance with Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares. Payments pursuant to a Distribution Plan are included in the operating expenses of the Class.

CLASS A SHARES. Payments under the Class A Distribution Plan may be up to the annual rate of 0.25% of the average daily net asset value of the Class A shares. Such payments are made to reimburse the Distributor for the fees it pays to its salespersons and other firms for selling Class A shares, servicing its shareholders and maintaining its shareholder accounts. Normally, servicing fees are paid at an annual rate of 0.25% of the average net asset value of the accounts serviced and maintained on the books of each Davis Fund. In addition, when the Distributor pays a commission to a broker-dealer for purchases of $1 million or more of Class A shares, the Fund may reimburse the Distributor for this commission. The Fund will not reimburse this commission if the result would be that Class A shares would pay Distribution Plan fees in excess of 0.25% of average assets. Payments under the Class A Distribution Plan also may be used to reimburse the Distributor for other distribution costs (excluding overhead) not covered in any year by any portion of the sales charges the Distributor retains.

CLASS B SHARES. Payments under the Class B Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., which currently is 1%. Therefore, the effective rate of the Class B Distribution Plan is currently 1.00%.In accordance with current applicable rules, such payments also are limited to 6.25% of gross sales of Class B shares plus interest at 1% over the prime rate on any unpaid amounts. The Distributor pays broker/dealers up to 4% in commissions on new sales of Class B shares. Up to an annual rate of 0.75% of the average daily net assets is used to reimburse the Distributor for these commission payments. Most or all of such commissions are reallowed to salespersons and to firms responsible for such sales. No commissions are paid by the Davis Funds with respect to sales by the Distributor to officers, directors and full-time employees of the Davis Funds, the Distributor, the Adviser, the Adviser's general partner or the Sub-Adviser. Up to 0.25% of average net assets is used to reimburse the Distributor for the payment of service and maintenance fees to its salespersons and other firms for shareholder servicing and maintenance of its shareholder accounts.

CLASS C SHARES. Payments under the Class C Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc, which currently is 1%. Therefore, the effective rate of the Class C Distribution Plan is currently 1.00%. Class C shares are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan. The entire amount of payments may be used to reimburse the Distributor for the payments of commissions, service and maintenance fees to its salespersons and other firms for selling new Class C shares, shareholder servicing and maintenance of its shareholder accounts.

CARRYOVER PAYMENTS. If, due to the foregoing payment limitations, any Davis Fund is unable to pay the Distributor the 4% commission on new sales of Class B shares or the 1% commission on new sales of Class C shares, the Distributor intends, but is not obligated, to accept new orders for shares and pay commissions in excess of the payments it receives from the Fund. The Distributor intends to seek full payment from each Davis Fund of any excess amounts with interest at 1% over the prime rate at such future date, when and to the extent such payments on new sales would not be in excess of the limitations. Davis Funds are not obligated to make such payments; the amount (if any), timing and condition of any such payments are solely within the discretion of the directors who are not interested persons of the Distributor or the Davis Funds, and have no direct or indirect financial interest in the Class B or C Distribution Plans (the "Independent Directors"). If any Davis Fund terminates its Class B share or Class C share Distribution Plan, the Distributor will ask the Independent Directors to take whatever action they deem appropriate with regard to the payment of any excess amounts.

ADDITIONAL INFORMATION CONCERNING THE DISTRIBUTION PLANS. In addition, to the extent that any investment advisory fees paid by the Davis Funds may be deemed to be indirectly financing any activity which is primarily intended to result in the sale of Fund shares within the meaning of Rule 12b-1, the Distribution Plans authorize the payment of such fees.

The Distribution Plans continue annually so long as they are approved in the manner provided by Rule 12b-1, or unless earlier terminated by vote of the majority of the Independent Directors or a majority of the Fund's outstanding Class of shares. The Distributor is required to furnish quarterly written reports to the Board of Directors detailing the amounts expended under the Distribution Plans. The Distribution Plans may be amended, provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Currently, Rule 12b-1 provides that as long as the Distribution Plans are in effect, the Davis Funds must commit the selection and nomination of candidates for new Independent Directors to the sole discretion of the existing Independent Directors.

DEALER COMPENSATION. As described herein, dealers or others may receive different levels of compensation depending on which class of shares they sell. The Distributor may make expense reimbursements for special training of a dealer's registered representatives or personnel of dealers and other firms who provide sales or other services with respect to the Davis Funds and/or their shareholders, or to defray the expenses of meetings, advertising or equipment. Any such amounts may be paid by the Distributor from the fees it receives under the Class A, Class B and Class C Distribution Plans.

In addition, the Distributor may, from time to time, pay additional cash compensation or other promotional incentives to authorized dealers or agents who sell shares of the Davis Funds. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Davis Funds during a specified period of time.

FUND SUPERMARKETS. The Davis Funds participate in various "Fund Supermarkets" in which a supermarket sponsor (usually a registered broker-dealer) offers many mutual funds to the supermarket sponsor's clients without charging the clients a sales charge. The Davis Funds pay the supermarket sponsor a negotiated fee for distributing the shares and for continuing services provided to their shareholders.

A portion of the supermarket sponsor's fee (that portion related to sales, marketing or distribution of shares) is paid with fees authorized under the Distribution Plans.

A portion of the supermarket sponsor's fee (that portion related to shareholder services such as new account setup, shareholder accounting, shareholder inquiries, transaction processing, and shareholder confirmations and reporting) is paid as a shareholder servicing fee of each Davis Fund. Each Davis Fund typically would be paying these shareholder servicing fees directly, were it not that the supermarket sponsor holds all customer accounts in a single omnibus account with each Davis Fund. The amount of shareholder servicing fees that a Davis Fund may pay to supermarket sponsors may not exceed the lesser of: (a) 1/10 of 1 percent of net assets held by such supermarket sponsors per year, or
(b) the shareholder servicing costs saved by the Fund with the omnibus account (determined in the reasonable judgement of the Adviser).

If the supermarket sponsor's fees exceed the sum available from the Distribution Plans and shareholder servicing fees, then the Adviser pays the remainder out of its profits.

THE DISTRIBUTOR. Davis Distributors, LLC ("the Distributor"), 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, is a wholly owned subsidiary of the Adviser and, pursuant to a Distributing Agreement, acts as principal underwriter of the Davis Funds' shares on a continuing basis. By the terms of the Distributing Agreement, the Distributor pays for all expenses in connection with the preparation, printing, and distribution of advertising and sales literature for use in offering the Davis Funds' shares to the public, including reports to shareholders to the extent they are used as sales literature. The Distributor also pays for the preparation and printing of prospectuses other than those forwarded to existing shareholders. The continuance and assignment provisions of the Distributing Agreement are the same as those of the Advisory Agreement.

Davis Research Fund began operations on October 31, 2001, and the Distributor had not yet received any sales charges on the sale of Class A shares or any compensation on redemptions and repurchases of shares or reimbursements under the Distribution plans.

                        OTHER IMPORTANT SERVICE PROVIDERS

CUSTODIAN. State Street Bank and Trust Company ("State Street" or "Custodian"), 66 Brooks Drive, Braintree, MA 02184, serves as custodian of each Davis Fund's assets. The Custodian maintains all of the instruments representing the Davis Funds' investments and all cash. The Custodian delivers securities against payment on sale and pays for securities against delivery on purchase. The Custodian also remits the Davis Funds' assets in payment of their expenses, pursuant to instructions of officers or resolutions of the Board of Directors. The Custodian also provides certain fund accounting and transfer agent services.

AUDITORS. KPMG LLP ("KPMG"), 707 17th Street, Suite 2300, Denver, Colorado 80202, serves as independent auditors for each of the Davis Funds. The auditors consult on financial accounting and reporting matters, and meet with the Audit Committee of the Board of Directors. In addition, KPMG reviews federal and state income tax returns and related forms.

COUNSEL. D'Ancona & Pflaum LLC, 111 East Wacker Drive, Suite 2800, Chicago, Illinois 60601, serves as counsel to the Davis Funds and also serves as counsel for those members of the Board of Directors who are not affiliated with the Adviser.

SECTION III: CLASSES OF SHARES, PURCHASES, EXCHANGES AND REDEMPTIONS
--------------------------------------------------------------------


                    SELECTING THE APPROPRIATE CLASS OF SHARES

Each of the Davis Funds offers four classes of shares. With certain exceptions described below, Class A shares are sold with a front-end sales charge at the time of purchase and are not subject to a sales charge when they are redeemed. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within six years after purchase. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. Class C shares are purchased at their net asset value per share without the imposition of a front-end sales charge but are subject to a 1% deferred sales charge if redeemed within one year after purchase, and do not have a conversion feature. The four classes of Davis Government Money Market Fund shares are available so as to enable investors to facilitate exchanges since, with the exception of exchanges from Class A shares to Class Y shares, shares may be exchanged only for shares of the same class. Davis Government Money Market shares are sold directly without sales charges; however, front-end or deferred sales charges may be imposed, in certain cases, on their exchange into shares of other Davis Funds (see "Exchange of Shares"). Class Y shares are offered to: (i) trust companies, bank trusts, pension plans, endowments or foundations acting on behalf of their own account or one or more clients for which such institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time ("Institutions"); (ii) any state, county, city, department, authority or similar agency that invests at least $5,000,000 at any one time ("Governmental Entities"); and (iii) any investor with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Distributor ("Wrap Program Investors"). Class Y shares are sold at net asset value without the imposition of Rule 12b-1 charges. Shares of the Davis Government Money Market Fund are offered at net asset value. However, in the case of certain exchanges, the Money Market Fund shares received may be subject to an escrow, pursuant to a Statement of Intention, or a contingent deferred sales load. See "Exchange of Shares."

Depending on the amount of the purchase and the anticipated length of time of the investment, investors may choose to purchase one Class of shares rather than another. Investors who would rather pay the entire cost of distribution, or sales charge, at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or Class C shares, in which case 100% of the purchase price is invested immediately. The Davis Funds will not accept any purchase of Class B shares in the amount of $250,000 or more per investor. Such purchase must be made in Class A shares. Class C shares may be more appropriate for the short-term investor. The Davis Funds will not accept any purchase of Class C shares when Class A shares may be purchased at net asset value.

CLASS A SHARES. Class A shares of the Davis Funds (other than shares of Davis Government Money Market Fund) are sold at their net asset value plus a sales charge. The amounts of the sales charges are shown in the following table:

                                                                            Customary Concession to
                              Sales Charge         Charge as Approximate        Your Dealer as
                            as Percentage of       Percentage of Amount     Percentage of Offering
                             Offering Price              Invested                     Price
---------------------------------------------------------------------------------------------------
$99,999 or less                   4-3/4%                   5.0%                          4%
$100,000 to $249,999              3-1/2%                   3.6%                          3%
$250,000 to $499,999              2-1/2%                   2.6%                          2%
$500,000 to $749,999                  2%                   2.0%                      1-3/4%
$750,000 to $999,999                  1%                   1.0%                   3/4 of 1%
$1,000,000 or more                    0%                   0.0%                         0%*

*On purchases of $1 million or more, the investor pays no front-end sales charge but a contingent deferred sales charge of 0.75% is imposed if shares purchased at net asset value without a sales load are redeemed within the first year after purchase. The Distributor may pay the financial service firm a commission during the first year after such purchase at an annual rate as follows:


         Purchase Amount                                     Commission
         ---------------                                     ----------
         First $3,000,000  ...............................      .75%
         Next $2,000,000   ...............................      .50%
         More than $5,000,000.............................      .25%

Where a commission is paid for purchases of $1 million or more, such payment will be made from 12b-1 distribution fees received from the Davis Funds and, in cases where the limits of the distribution plan in any year have been reached, from the Distributor's own resources.

REDUCTION OF CLASS A SALES CHARGE. There are a number of ways to reduce the sales charge imposed on the purchase of the Davis Funds' Class A shares, as described below. These reductions are based on the fact that there is less sales effort and expense involved with respect to purchases by affiliated persons and purchases made in large quantities. If you claim any reduction of sales charges, you or your dealer must so notify the Distributor (or State Street Bank and Trust if the investment is mailed to State Street Bank and Trust) when the purchase is made. Enough information must be given to verify that you are entitled to such right.

(1) FAMILY OR GROUP PURCHASES. Certain purchases made by or for more than one person may be considered to constitute a single purchase, including: (i) purchases for family members, including spouses and children under 21, (ii) purchases by trust or other fiduciary accounts and purchases by Individual Retirement Accounts for employees of a single employer, and (iii) purchases made by an organized group of persons, whether incorporated or not, if the group has a purpose other than buying shares of mutual funds. For further information on group purchase reductions, contact the Adviser or your dealer.

(2) STATEMENTS OF INTENTION. Another way to reduce the sales charge is by signing a Statement of Intention ("Statement"). See Appendix B: "Terms and Conditions of a Statement of Intention." If you enter into a Statement of Intention you (or any "single purchaser") may state that you intend to invest at least $100,000 in the Fund's Class A shares over a 13-month period. The amount you say you intend to invest may include Class A shares that you already own (except purchases into Davis Government Money Market
     Fund) valued at the offering price, at the end of the period covered by the Statement. A Statement may be backdated up to 90 days to include purchases made during that period, but the total period covered by the Statement may not exceed 13 months.

     Shares having a value of 5% of the amount you state you intend to invest will be held "in escrow" to make sure that any additional sales charges are paid. If any of the Fund's shares are in escrow pursuant to a Statement and such shares are exchanged for shares of another Davis Fund, the escrow will continue with respect to the acquired shares.

     No additional sales charge will be payable if you invest the amount you have indicated. Each purchase under a Statement will be made as if you were buying the total amount indicated at one time. For example, if you indicate that you intend to invest $100,000, you will pay a sales charge of 3-1/2% on each purchase.

     If during the 13-month period you invest less than the amount you have indicated, you will pay an additional sales charge. For example, if you state that you intend to invest $250,000 and actually invest only $100,000, you will, by retroactive adjustment, pay a sales charge of 3-1/2%. The sales charge you actually pay will be the same as if you had purchased the shares in a single purchase.

     A Statement does not bind you to buy, nor does it bind the Adviser or Distributor to sell, the shares covered by the Statement.

(3) RIGHTS OF ACCUMULATION. Another way to reduce the sales charge is under a right of accumulation. This means that the larger purchase entitled to a lower sales charge does not have to be in dollars invested at one time. The larger purchases that you (or any "single purchaser") make at any one time can be determined by adding to the amount of a current purchase the value of Fund shares (at offering price) already owned by you. Money market fund shares are not counted in determining the total amount of Funds shares owned.

     For example, if you owned $100,000 worth (at offering price) of shares (including Class A, B and C shares of all Davis Funds except money market fund shares), and invest $5,000 in additional shares, the sales charge on that $5,000 investment would be 3-1/2%, not 4-3/4%.

(4) COMBINED PURCHASES WITH OTHER DAVIS FUNDS. Your ownership or purchase of Class A, B and C shares of other Davis Funds (except money market fund shares) also may reduce your sales charges in connection with the purchase of the Fund's Class A shares. This applies to all three situations for reduction of sales charges discussed above.

     If a "single purchaser" decides to buy the Fund's Class A shares as well as Class A, B or C shares of any of the other Davis Funds (except money market fund shares) at the same time, these purchases will be considered a single purchase for the purpose of calculating the sales charge. For example, a single purchaser can invest at the same time $100,000 in Davis New York Venture Fund's Class A shares and $150,000 in the Class A shares of Davis Financial Fund and pay a sales charge of 2-1/2%, not 3-1/2%.

     Similarly, a Statement of Intention for the Fund's Class A shares and for the Class A shares of the other Davis Funds may be aggregated. In this connection, the Fund's Class A shares and the Class A, B, and C shares of the other Davis Funds that you already own, valued at the current offering price at the end of the period covered by your Statement of Intention, may be included in the amount you have stated you intend to invest pursuant to your Statement.

     Lastly, the right of accumulation also applies to the Class A, Class B and Class C shares of the other Davis Funds that you own. Thus, the amount of current purchases of the Fund's Class A shares that you make may be added to the value of the Class A, B and C shares of the other Davis Funds (valued at their current offering price, excluding money market fund shares) already owned by you in determining the applicable sales charge.

     In all of the above instances where you wish to assert this right of combining the shares you own of the other Davis Funds, you or your dealer must notify the Distributor (or State Street Bank and Trust, if the investment is mailed to State Street Bank and Trust) of the pertinent facts. Enough information must be given to permit verification as to whether you are entitled to a reduction in sales charges.

(5) PURCHASES FOR EMPLOYEE BENEFIT PLANS. Trustees or other fiduciary accounts and Individual Retirement Accounts ("IRA") of a single employer are treated as purchases of a single person. Purchases of and ownership by an individual and such individual's spouse under an IRA are combined with their other purchases and ownership.

SALES AT NET ASSET VALUE. There are situations where the sales charge will not apply to the purchase of Class A shares. A sales charge is not imposed on these transactions either because the purchaser deals directly with the Fund (as in employee purchases), or because a responsible party (such as a financial institution) is providing the necessary services usually provided by a registered representative. However, if investors effect purchases in Fund shares through a broker or agent, the broker or agent may charge a fee. The sales charge will not apply to:

(1) Class A shares purchased through the automatic reinvestment of dividends and distributions;

(2) Class A shares purchased by directors, officers and employees of any fund for which the Adviser acts as investment adviser, or officers and employees of the Adviser, Sub-Adviser or Distributor, including former directors and officers and any spouse, child, parent, grandparent, brother or sister ("immediate family members") of all of the foregoing, and any employee benefit or payroll deduction plan established by or for such persons;

(3) Class A shares purchased by any registered representatives, principals and employees (and any immediate family member) of securities dealers having a sales agreement with the Distributor;

(4) initial purchases of Class A shares totaling at least $250,000 but less than $5,000,000, made at any one time by banks, trust companies and other financial institutions on behalf of one or more clients for which such institution acts in a fiduciary capacity;

(5) Class A shares purchased by any single account covering a minimum of 250 eligible employees or participants (the Fund may, at its discretion, waive this 250 participant minimum; for example, the 250 participant minimum may be waived for certain financial institutions providing transfer agent and/or administrative services, or for fee-based mutual fund marketplace programs) and representing a defined benefit plan, defined contribution plan, cash or deferred plan qualified under 401(a) or 401(k) of the Internal Revenue Code, or a plan established under Section 403(b), 457 or 501(c)(9) of such Code, "rabbi trusts," or other nonqualified plans;

(6) Class A shares purchased by persons participating in a "wrap account" or similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Fund's Distributor or by investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts, if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent;

(7) Class A shares amounting to less than $5,000,000 purchased by any state, county, city, department, authority or similar agency; and

(8) Shareholders making purchases in certain accounts offered by securities firms that have entered into contracts with the Fund and which charge fees based on assets in the account.

The Fund also may issue Class A shares at net asset value incident to a merger with or acquisition of assets of an investment company. The Fund occasionally may be provided with an opportunity to purchase substantially all the assets of a public or private investment company or to merge another such company into the Fund. This offers the Fund the opportunity to obtain significant assets. No dealer concession is involved. It is industry practice to effect such transactions at net asset value, as it would adversely affect the Fund's ability to do such transactions if the Fund had to impose a sales charge.

CLASS B SHARES. Class B shares are offered at net asset value, without a front-end sales charge. The Distributor receives and usually re-allows commissions to firms responsible for the sale of such shares. With certain exceptions described below, the Davis Funds (except for Davis Government Money Market Fund) impose a deferred sales charge of 4% on shares redeemed during the first year after purchase, 3% on shares redeemed during the second or third year after purchase, 2% on shares redeemed during the fourth or fifth year after purchase and 1% on shares redeemed during the sixth year after purchase. Class B shares will be subject to a maximum Rule 12b-1 fee at the annual rate of 1% of the class's average daily net asset value. The Davis Funds will not accept any purchase of Class B shares in the amount of $250,000 or more per investor.

Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under a private Internal Revenue Service Ruling, such a conversion will not constitute a taxable event under the federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B shareholders. In addition, certain Class B shares held by certain defined contribution plans automatically convert to Class A shares based on increases of plan assets.

CLASS B SPECIAL DISTRIBUTION ARRANGEMENT. Davis Funds have entered into an agreement with Merrill Lynch to waive the Contingent Deferred Sales Charge ("CDSC") of Class B share sold to Qualifying Retirement Plans. Under this agreement Class B shares of the Davis Funds are made available to Retirement Plan participants such as 401K or 403B plans at net asset value with the waiver of the CDSC if:

(i) the Retirement Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Retirement Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Retirement Plan has less than $3 million in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Services Agreement between Merrill Lynch and the Funds' principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

(ii) the Retirement Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract of alliance arrangement with Merrill Lynch, and on the date the Retirement Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Retirement Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments; or

(iii) the Retirement Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Retirement Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

Retirement Plans record-kept on a daily basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch that are currently investing in Class B shares of the Davis Mutual Funds convert to Class A shares once the Retirement Plan has reached $5 million invested in Applicable Investments. The Retirement Plan will receive a Retirement Plan level share conversion.

CLASS C SHARES. Class C shares are offered at net asset value without a sales charge at the time of purchase. Class C shares redeemed within one year of purchase will be subject to a 1% charge on redemption. Class C shares do not have a conversion feature. The Davis Funds will not accept any purchases of Class C shares when Class A shares may be purchased at net asset value.

The Distributor will pay a commission to the firm responsible for the sale of Class C shares. No other fees will be paid by the Distributor during the one-year period following purchase. The Distributor will be reimbursed for the commission paid from 12b-1 fees paid by the Fund during the one-year period. If Class C shares are redeemed within the one-year period after purchase, the 1% redemption charge will be paid to the Distributor. After Class C shares have been outstanding for more than one year, the Distributor will make quarterly payments to the firm responsible for the sale of the shares in amounts equal to 0.75% of the annual average daily net asset value of such shares for sales fees and 0.25% of the annual average daily net asset value of such shares for service and maintenance fees.

CONTINGENT DEFERRED SALES CHARGES. Any contingent deferred sales charge ("CDSC") imposed on the redemption of Class A, Class B or Class C shares is a percentage of the lesser of: (i) the net asset value of the shares redeemed, or (ii) the original cost of such shares. No CDSC is imposed when you redeem amounts derived from: (a) increases in the value of shares redeemed above the net cost of such shares, or (b) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions. On request for a redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be redeemed.

The CDSC on Class A, B and C shares that are subject to a CDSC will be waived if the redemption relates to the following: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including registered joint owner) occurring after the purchase of the shares being redeemed; (b) in the event of the death of the shareholder (including a registered joint owner); (c) for redemptions made pursuant to an automatic withdrawal plan in an amount, if the aggregate value of the redeemed shares does not exceed 12% of the account's value on an annual basis; (d) for redemptions from a qualified retirement plan or IRA that constitute a tax-free return of excess contributions to avoid tax penalty; (e) on redemptions of shares sold to directors, officers and employees of any fund for which the Adviser acts as investment adviser, or officers and employees of the Adviser, Sub-Adviser or Distributor, including former directors and officers and immediate family members of all of the foregoing, and any employee benefit or payroll deduction plan established by or for such persons; and (f) on redemptions pursuant to the right of the Funds to liquidate a shareholder's account if the aggregate net asset value of the shares held in such account falls below an established minimum amount.

Shares in different Davis Funds may be exchanged at relative net asset value; however, if any Davis Fund shares being exchanged are subject to a sales charge, Statement of Intention, or other limitation, the limitation will continue to apply to the shares received in the exchange. When an investor exchanges Class B or Class C shares in a Davis Fund for shares in Davis Government Money Market Fund, the holding period for any deferred sales charge does not continue during the time that the investor owns Davis Government Money Market Fund shares. For example, Class B shares are subject to a declining sales charge for six years. Any period that an investor owns shares of Davis Government Money Market Fund will be added to the six-year declining sales charge period. Class A shares sold at net asset value subject to a deferred sales charge will continue to age while invested in Davis Government Money Market Fund shares.

CLASS Y SHARES. Class Y shares are offered through a separate Prospectus to: (i) trust companies, bank trusts, endowments, pension plans or foundations ("Institutions") acting on behalf of their own account or one or more clients for which such Institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time; (ii) any state, county, city, department, authority or similar agency which invests at least $5,000,000 ("Government Entities"); and
(iii) any investor with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Davis Funds' Distributor ("Wrap Program Investors"). Wrap Program Investors may only purchase Class Y shares through the sponsors of such programs who have entered into agreements with Davis Distributors, LLC.

Wrap Program Investors should be aware that both Class A and Class Y shares are made available by the Davis Funds at net asset value to sponsors of wrap programs. However, Class A shares are subject to additional expenses under the Fund's Rule 12b-1 Plan and sponsors of wrap programs utilizing Class A shares generally are entitled to payments under the Plan. If the sponsor has selected Class A shares, investors should discuss these charges with their program's sponsor and weigh the benefits of any services to be provided by the sponsor against the higher expenses paid by Class A shareholders.


                             HOW TO PURCHASE SHARES

You can purchase Class A, Class B or Class C shares of any Davis Fund from any dealer or other person having a sales agreement with the Distributor. Class Y shares are offered only to certain qualified purchasers, as described below.

There are three ways to make an initial investment of Class A, Class B, or Class C shares in the Davis Funds. One way is to fill out the Application Form and mail it to the service provider, State Street Bank and Trust. Your dealer or sales representative will help you fill out the Form. The dealer must also sign the Form. All purchases made by check (minimum $1,000, except $250 for retirement plans) should be in U.S. dollars and made payable to THE DAVIS FUNDS, or, in the case of a retirement account, to the custodian or trustee. THIRD-PARTY CHECKS WILL NOT BE ACCEPTED. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

The second way to make an initial investment is to have your dealer order and remit payment for the shares on your behalf. The dealer can also order the shares from the Distributor by telephone or wire.

The third way to purchase shares is by wire. Shares may be purchased at any time by wiring federal funds directly to State Street Bank and Trust. Prior to an initial investment by wire, the shareholder should telephone Davis Distributors, LLC, at 1-800-279-0279 to advise them of the investment amount, class of shares and obtain an account number. A completed Application Form should be mailed to State Street Bank and Trust after the initial wire purchase. To assure proper credit, the wire instructions should be made as follows:

                           State Street Bank and Trust Company
                           Boston, MA 02210
                           Attn.: Mutual Fund Services
                           DAVIS RESEARCH FUND
                           Shareholder Name
                           Shareholder Account Number
                           Federal Routing Number 011000028
                           DDA Number 9904-606-2

SUBSEQUENT INVESTMENTS. After your initial investment, you can make additional investments of at least $25. Simply mail a check payable to THE DAVIS FUNDS to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406. For overnight delivery, please send your check to State Street Bank and Trust Company, c/o The Davis Funds, 66 Brooks Drive, Braintree, MA 02184. THIRD-PARTY CHECKS WILL NOT BE ACCEPTED. The check should be accompanied by a purchase form which State Street Bank and Trust will provide with each confirmation statement. If you do not have a purchase form, include a letter with your check stating the name of the Fund, the class of shares you wish to buy and your account number.

CERTIFICATES. The Davis Funds do not issue certificates for any Class of shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Davis Funds by State Street Bank and Trust. You will receive a statement showing the details of the transaction and any other transactions you had during the current year each time you add to or withdraw from your account.


                                SPECIAL SERVICES

PROTOTYPE RETIREMENT PLANS. The Distributor and certain qualified dealers have available prototype retirement plans (e.g. profit sharing, money purchase, Simplified Employee Pension ("SEP") plans, model 403(b) and 457 plans for charitable, educational and governmental entities) sponsored by the Davis Funds for corporations and self-employed individuals. The Distributor and certain qualified dealers also have prototype Individual Retirement Account ("IRA") plans (deductible IRAs, non-deductible IRAs, including "Roth IRAs"), Education Savings Accounts, and SIMPLE IRA plans for both individuals and employers. These plans utilize the shares of the Davis Funds as their investment vehicle. State Street Bank and Trust acts as custodian or trustee for certain retirement plans, and charges the participant an annual maintenance fee of $10 per Social Security Number regardless of the number of plans established. The maintenance fee will be redeemed automatically at year-end from your account, unless you elect to pay the fee directly prior to that time.

AUTOMATIC INVESTMENT PROGRAM. You may arrange for automatic monthly investing, whereby State Street Bank and Trust will be authorized to initiate a debit to your bank account of a specific amount (minimum $25) each month that will be used to purchase shares of one or more of the Funds. The account minimum of $1,000 for non-retirement accounts or $250 for retirement accounts will be waived if, pursuant to the automatic investment program, the account balance will meet the minimum investment requirements within 12 months of the initial investment. For banking institutions that are members of the Automated Clearing House system (ACH), such purchases can be processed electronically on any day of the month between the fifth and the 28th. After each automatic investment, you will receive a transaction confirmation from State

Street Bank and Trust and the debit should be reflected on your next bank statement. You may terminate the Automatic Investment Program at any time. If you desire to utilize this program, you may complete the appropriate section of the Application Form. Once you have established your account, you may use the Account Service Form to establish this program or submit a letter of instruction signed by the account owner(s). Class Y shares are not eligible to participate in the Automatic Investment Program.

DIVIDEND DIVERSIFICATION PROGRAM. You also may establish a dividend diversification program, which allows you to have all dividends and any other distributions automatically invested in shares of one or more of the Davis Funds, subject to state securities law requirements and the minimum investment requirements. You must receive a current prospectus for the other Davis Funds prior to investment. Shares will be purchased at the chosen Davis Fund's net asset value on the dividend payment date. A dividend diversification account must be in the same registration as the distributing Fund account and must be of the same class of shares. All accounts established or utilized under this program must have a minimum initial value, and all subsequent investments must be at least $25. This program can be amended or terminated at any time, on at least 60 days' notice. If you would like to participate in this program, you may complete the appropriate section of the Application Form. Once you have established your account, you may use the Account Service Form to establish this program or submit a letter of instruction signed by the account owner(s). Class Y shares are not eligible to participate in the Dividend Diversification Program.

TELEPHONE PRIVILEGE. Unless you have provided in your application that the telephone privilege is not to be available, the telephone privilege is automatically available under certain circumstances for exchanging shares and for redeeming shares. BY EXERCISING THE TELEPHONE PRIVILEGE TO SELL OR EXCHANGE SHARES, YOU AGREE THAT THE DISTRIBUTOR SHALL NOT BE LIABLE FOR FOLLOWING TELEPHONE INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE. Reasonable procedures will be employed to confirm that such instructions are genuine and, if not employed, the Davis Funds may be liable for unauthorized instructions. Such procedures will include a request for personal identification (account or Social Security Number) and tape recording of the instructions. You should be aware that during unusual market conditions we might have difficulty in accepting telephone requests, in which case you should contact us by mail.

IN-KIND PURCHASES. Shares of the Davis Funds are continuously offered at their public offering price next determined after an order is accepted. The methods available for purchasing shares of a fund are described in the fund's Prospectus. In addition, shares of the Davis Funds may be purchased using securities if the Adviser determines that doing so is in the best interest of the applicable fund and its shareholders. The Adviser must review the securities that are offered in exchange for the "in-kind" purchase to determine that the securities delivered to the fund: (i) meet the investment objective, strategy, and policies of the fund, (ii) do not cause the violation of any investment restrictions at the time of acceptance, (iii) are readily marketable, (iv) may be accurately and objectively valued on a daily basis and (v) represent securities that are desirable for the fund to own given the fund's investment strategy and the Adviser's view of market conditions. The Adviser reserves the right to reject all or any part of the securities offered in exchange for shares of the fund. On any such in-kind purchase, the following conditions will apply:

(1) the securities offered by the investor in exchange for shares of a fund must not be in any way restricted as to resale or otherwise be illiquid;
(2) the securities must have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the NYSE, AMEX or NASDAQ or other appropriate method; and
(3) The transaction involves a net purchase of $1 million or more in fund shares.

Davis Funds believe that this ability to purchase shares of a fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market. Benefits to the fund include the ability to purchase desirable securities without brokerage commissions.

An investor who wishes to make an in-kind purchase must provide the Adviser with a full and exact written description of each security that he or she proposes to deliver to the applicable Davis Fund. The fund will advise the investor as to those securities that it is prepared to accept and will provide the forms required to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer and with the necessary forms, to the Adviser and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the fund in the same manner as portfolio securities of the fund are valued. The number of shares of the fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.

The exchange of securities by the investor pursuant to this in-kind offer will constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. Each investor should consult his tax adviser to determine the tax consequences under Federal and state law of making such an in-kind purchase. This service may be discontinued at any time without prior notice.


                               EXCHANGE OF SHARES

GENERAL. Exchanges provide an easy way for shareholders to reallocate assets among different Davis Funds when warranted by tax considerations or changes in a shareholder's investment objective. The Davis Funds offer funds pursuing a variety of investment objectives. Call our customer service department for details. However, the Davis Funds are intended as long-term investments and are not intended for short-term trades. Shares of a particular class of a Davis Fund may be exchanged only for shares of the same class of another Davis Fund, some Class A shareholders maybe eligible to purchase Class Y shares and exchange their shares for Class Y shares of the same Fund. All of the Davis Funds offer Class A, Class B, Class C and Class Y shares. The shares to be received on exchange must be legally available for sale in your state. For Class A, Class B or Class C shares the net asset value of the initial shares being acquired must meet the required minimum of $1,000 (and $250 for retirement accounts) unless such exchange is under the Automatic Exchange Program described below. For Class Y shares the net asset value of the initial shares being acquired must be at least $5,000,000 for Institutions and Government Entities or minimums set by wrap program sponsors.

Shares may be exchanged at relative net asset value without any additional charge. However, if any shares being exchanged are subject to an escrow or segregated account pursuant to the terms of a Statement of Intention or a CDSC, such shares will be exchanged at relative net asset value, but the escrow or segregated account will continue with respect to the shares acquired in the exchange. In addition, the terms of any CDSC, or redemption fee applicable at the time of exchange, will continue to apply to any shares acquired on exchange. Exchanges of Class A shares of Davis Government Money Market Fund into Class A shares of another Davis Fund will be made at the public offering price of the acquired shares (which includes the applicable front-end sales load) unless such shares were acquired by exchange of shares on which you already have paid a sales charge.

Before you decide to make an exchange, you must obtain the current prospectus of the desired Fund. Call your broker or the Distributor for information and a prospectus for any of the other Davis Funds registered in your state. Read the prospectus carefully. If you decide to exchange your shares, contact your broker/dealer or the Distributor, or send State Street Bank and Trust a written unconditional request for the exchange and follow the instructions regarding delivery of share certificates (in the past Davis Funds issued share certificates) contained in the section on "Redemption of Shares." An unconditional request does not specify an exchange date, price or other condition for the execution of the exchange. A medallion signature guarantee is not required for such an exchange. However, if shares are also redeemed for cash in connection with the exchange transaction, a medallion signature guarantee may be required. A medallion signature guarantee is a written confirmation from an eligible guarantor institution, such as a securities broker-dealer or a commercial bank, that the signature(s) on the account is (are) valid. Unfortunately, no other form of signature verification can be accepted. Your dealer may charge an additional fee for handling an exercise of the exchange privilege.

An exchange involves both a redemption and a purchase, and normally both are done on the same day. However, in certain instances, such as when a large redemption is involved, the investment of redemption proceeds into shares of other Davis Funds may take up to seven days. For federal income tax purposes, exchanges between Davis Funds are treated as a sale and purchase. Therefore, there usually will be a recognizable capital gain or loss due to an exchange. An exchange between different classes of the same Fund is not a taxable event.

The number of times you may exchange shares among the Davis Funds within a specified period of time may be limited at the discretion of the Distributor. Davis Funds encourages long-term investing and discourages "market timing" whereby a shareholder attempts to maximize return and minimize risk by purchasing a fund just before an increase in its net asset value and to sell a fund just before a decrease in its net asset value. Excessive exchanges interfere with a fund's ability to implement long-term investment strategies, increase a fund's portfolio turnover ratio, increase a fund's portfolio transaction expenses, may increase taxable distributions and decrease tax-efficiency, and may decrease investment performance for the fund's long-term shareholders. Currently, more than four exchanges out of a Davis Fund during a twelve-month period are not permitted without the prior written approval of the Distributor. The Davis Funds reserve the right to terminate or amend the exchange privilege at any time by filing amended registration statements.

SEGREGATION OF DAVIS GOVERNMENT MONEY MARKET FUND SHARES. In order to secure the payment of any sales charge or CDSC that may be due on shares exchanged into shares of Davis Government Money Market Fund, the number of shares equal in value to the sales charge are segregated and separately maintained in Davis Government Money Market Fund. The purpose of the segregation is to assure that redemptions utilizing the Davis Government Money Market Fund check writing privilege do not deplete the account without payment of any applicable sales charge and therefore no draft will be honored for liquidation of shares in excess of the shares in the Davis Government Money Market Fund account that are free of segregation.

BY TELEPHONE. You may exchange shares by telephone into accounts with identical registrations and the same share class. Please see the discussion of procedures with respect to telephone instructions in the section titled "Telephone Privilege," as such procedures also are applicable to exchanges.

AUTOMATIC EXCHANGE PROGRAM. The Davis Funds also offers an automatic monthly exchange program. All accounts established or utilized under this program must have the same registration and share class, and a minimum initial value of at least $250. All subsequent exchanges must have a value of at least $25. Each month, shares simultaneously will be redeemed and purchased at the chosen Fund's applicable price. If you would like to participate in this program, you may complete the appropriate section of the Application Form. Once you have established your account, you may use the Account Service Form or a letter of instruction signed by the account owner(s) to establish this program.


                              REDEMPTION OF SHARES

GENERAL. You can redeem, or sell back to any Davis Fund, all or part of your shares at any time at net asset value less any applicable sales charges. You can do this by sending a written request to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406, indicating how many of your shares or what dollar amount you want to redeem. If more than one person owns the shares to be redeemed, all owners must sign the request. The signatures on the request must correspond to the names on the account from which the shares are being redeemed.

Sometimes State Street Bank and Trust needs more documents to verify authority to make a redemption. This usually happens when the owner is a corporation, partnership or fiduciary (such as a trustee or the executor of an estate), or if the person making the request is not the registered owner of the shares.

In the past the Davis Funds issued share certificates, and some are still outstanding. If shares to be redeemed are represented by a certificate, the certificate must be sent to State Street Bank and Trust with a letter of instruction signed by all account owner(s).

For the protection of all shareholders, the Davis Funds also require that signatures appearing on a letter of instruction, stock power or redemption request where the proceeds would be more than $100,000 mailed to the address of record, must be medallion signature-guaranteed by an eligible guarantor institution, such as a securities broker-dealer or a commercial bank. In some situations where corporations, trusts or estates are involved, additional documents, such as a certified copy of the corporate resolution, may be necessary to effect the redemption. The transfer agent may reject a request from any of the foregoing eligible guarantors, if such guarantor does not satisfy the transfer agent's written standards or procedures, or if such guarantor is not a member or participant of a medallion signature guarantee program or does not reimburse in the case of fraud. This provision also applies to exchanges when there is also a redemption for cash. A medallion signature guarantee on redemption requests where the proceeds would be $100,000 or less is not required, provided that such proceeds are being sent to the address of record and, in order to ensure authenticity of an address change, such address of record has not been changed within the last 30 days.

Redemption proceeds normally are paid to you within seven days after State Street Bank and Trust receives your proper redemption request. Payment for redemptions can be suspended under certain emergency conditions determined by the SEC, or if the New York Stock Exchange is closed for other than customary or holiday closings. If any of the shares redeemed were just bought by you, payment to you may be delayed until your purchase check has cleared (normally up to 15 days from the purchase date). You can avoid any redemption delay by paying for your shares with a bank wire or federal funds.

Redemptions are ordinarily paid to you in cash. However, the Board of Directors is authorized to decide if conditions exist making cash payments undesirable (although the Board has never reached such a decision). If the Board of Directors should decide to make payments other than in cash, redemptions could be paid in securities, valued at the value used in computing a Fund's net asset value. There would be brokerage costs incurred by the shareholder in selling such redemption proceeds. We must, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value, whichever is smaller, during any 90-day period for any one shareholder.

Your shares also may be redeemed through participating dealers. Under this method, the Distributor repurchases the shares from your dealer, if your dealer is a member of the Distributor's selling group. Your dealer may, but is not required to, use this method in selling back your shares and may place a repurchase request by telephone or wire. Your dealer may charge you a service fee or commission. No such charge is incurred if you redeem your own shares through State Street Bank and Trust rather than having a dealer arrange for a repurchase.

FEDERAL FUNDS WIRE. You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust for wire service, and receiving banks also may charge for this service. Redemption by federal funds wire is usually credited to your bank account on the next business day after the sale. Alternatively, redemption through Automated Clearing House will usually arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the "Banking Instruction" section on the account application form and attach a voided check or deposit slip. If the account has already been established, an Account Service Form or letter of instruction must be submitted with a medallion guarantee and a copy of a voided check or deposit slip.

BY TELEPHONE. You can redeem shares by telephone and receive a check by mail, but please keep in mind:

            The check can only be issued for up to $100,000; The check can only be issued to the registered owner(s); The check can only be sent to the address of record; and Your current address of record must have been on file for 30 days.

AUTOMATIC WITHDRAWAL PLAN. Under the Automatic Withdrawal Plan, you can instruct State Street Bank and Trust to sell a set dollar or percentage amount each month or each quarter. Your account must have a value of at least $10,000 to start a plan.

When you participate in this plan, shares are sold so that you will receive payment by one of three methods:

First, you may receive funds at the address of record provided that this address has been unchanged for a period of not less than 30 days. These funds are sent by check on or after the 25th day of the month.

Second, you also may choose to receive funds by Automated Clearing House (ACH) to the banking institution of your choice. You may elect an ACH draft date between the 5th and the 28th days of the month. You must complete the appropriate section of the Application Form. Once your account has been established, you must submit a letter of instruction with a medallion signature guarantee.

Third, you may have funds sent by check to a third party at an address other than the address of record. You must complete the appropriate section of the Application Form. Once your account has been established, you must submit a letter of instruction with a medallion signature guarantee to designate a third-party payee.

Withdrawals involve redemption of shares and may produce gain or loss for income tax purposes. Shares of the Fund initially acquired by exchange from any of the other Davis Funds will remain subject to an escrow or segregated account to which any of the exchanged shares were subject. If you utilize this program, any applicable CDSCs will be imposed on such shares redeemed. Purchase of additional shares concurrent with withdrawals may be disadvantageous to you because of tax and sales load consequences. If the amount you withdraw exceeds the dividends on your shares, your account will suffer depletion. You may terminate your Automatic Withdrawal Plan at any time without charge or penalty. The Davis Funds reserve the right to terminate or modify the Automatic Withdrawal Plan at any time. Class Y shares are not eligible for the Automatic Withdrawal Plan.

INVOLUNTARY REDEMPTIONS. To relieve the Davis Funds of the cost of maintaining uneconomical accounts, any Davis Fund may effect the redemption of shares at net asset value in any account if the account, due to shareholder redemptions, has a value of less than $250. At least 60 days prior to such involuntary redemption, the Davis Funds will mail a notice to the shareholder so that an additional purchase may be effected to avoid such redemption.

SUBSEQUENT REPURCHASES. After some or all of your shares are redeemed or repurchased, you may decide to put back all or part of your proceeds into same Davis Fund and the same Class of shares. Any such shares will be issued without sales charge at the net asset value next determined after you have returned the amount of your proceeds. In addition, any applicable CDSC assessed on such shares will be returned to the account. Shares will be deemed to have been purchased on the original purchase date for purposes of calculating the CDSC and the conversion period. This can be done by sending State Street Bank and Trust or the Distributor a letter of instruction signed by the account owner(s), together with a check for the reinstatement amount. The letter must be received, together with the payment, within 60 days after the redemption or repurchase. You can only use this privilege once.

SECTION IV: GENERAL INFORMATION
-------------------------------


                         DETERMINING THE PRICE OF SHARES

NET ASSET VALUE. The net asset value per share of each Class of shares is determined daily by dividing the total value of investments and other assets, less any liabilities, by the total outstanding shares. The net asset value of the Fund is determined daily as of the earlier of the close of the New York Stock Exchange (the "Exchange") or 4 p.m. Eastern Standard Time on each day that the Exchange is open for trading.

The price per share for purchases or redemptions made directly through State Street Bank and Trust is generally the value next computed after State Street Bank and Trust receives the purchase order or redemption request. In order for your purchase order or redemption request to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must: (i) receive your order before 4 p.m. Eastern Standard Time, and (ii) promptly transmit the order to State Street Bank and Trust. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders or redemption requests to State Street Bank and Trust so that you may receive the same day's net asset value. Note that in the case of redemptions and repurchases of shares owned by corporations, trusts or estates, or of shares represented by outstanding certificates (in the past Davis Funds issued share certificates), State Street Bank and Trust may require additional documents to effect the redemption and the applicable price will be determined as of the close of the next computation following the receipt of the required documentation or outstanding certificates. See "Redemption of Shares."

The Davis Funds do not price its shares or accept orders for purchases or redemptions on days when the New York Stock Exchange is closed. Such days currently include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Distributor will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the net asset value next computed after such acceptance. Such order may be transmitted to the Davis Funds or their agents several hours after the time of the acceptance and pricing.

VALUATION OF PORTFOLIO SECURITIES. Portfolio securities normally are valued using current market valuations. Securities traded on a national securities exchange are valued at the last published sales price on the exchange, or in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. Fixed-income securities may be valued on the basis of prices provided by a pricing service. Investments in short-term securities (purchased with a maturity of one year or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. Assets for which there are no quotations available will be valued at a fair value as determined by or at the direction of the Board of Directors.

To the extent that the Fund's securities are traded in markets that close at different times, events affecting portfolio values that occur between the time that their prices are determined and the time the Fund's shares are priced generally will not be reflected in the Fund's share price. The value of securities denominated in foreign currencies and traded in foreign markets will have their value converted into the U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank & Trust Company. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Fund's shares even if there has not been any change in the foreign currency price of the Fund's investments.


                           DIVIDENDS AND DISTRIBUTIONS

There are two sources of income, net income and realized capital gains, paid to you by the Fund. You will receive confirmation statements for dividends declared and shares purchased through reinvestment of dividends. You also will receive confirmations after each purchase or redemption. Different classes of shares may be expected to have different expense ratios due to differing distribution services fees and certain other expenses. Classes with higher expense ratios will pay correspondingly lower dividends than Classes with lower expense ratios. For tax purposes, information concerning distributions will be mailed annually to shareholders. Shareholders have the option of receiving all dividends and distributions in cash, of having all dividends and distributions reinvested, or of having income dividends paid in cash and capital gain distributions reinvested. Reinvestment of all dividends and distributions is automatic for accounts utilizing the Automatic Withdrawal Plan. The reinvestment of dividends and distributions is made at net asset value (without any initial or contingent deferred sales charge) on the payment date.

For the protection of the shareholder, on receipt of the second dividend check that has been returned to State Street Bank and Trust as undeliverable, undelivered dividends will be invested in additional shares at the current net asset value and the account designated as a dividend reinvestment account.

The Fund usually pays dividends and distributions, if any, once a year. However, the Board of Directors reserves the right to suspend payments or to make additional payments.


                              FEDERAL INCOME TAXES

This section is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Fund and its shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes on any investment in the Davis Funds.

Each of the Davis Funds intends to continue to qualify as a regulated investment company under the Internal Revenue Code (the "Code ") and, if so qualified, will not be liable for federal income tax to the extent its earnings are distributed. If, for any calendar year, the distribution of earnings required under the Code exceeds the amount distributed, an excise tax, equal to 4% of the excess, will be imposed on the applicable Fund. Each Davis Fund intends to make distributions during each calendar year sufficient to prevent imposition of the excise tax.

Distributions of net investment income and net realized short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains will be taxable to shareholders as long-term capital gain regardless of how long the shares have been held. Distributions will be treated the same for tax purposes whether received in cash or in additional shares. Dividends declared in the last calendar month to shareholders of record in such month and paid by the end of the following January are treated as received by the shareholder in the year in which they are declared. A gain or loss for tax purposes may be realized on the redemption of shares. If the shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during that period, then the loss is treated as a long-term capital loss to the extent of such distribution.

                                PERFORMANCE DATA

From time to time, each of the Davis Funds may advertise information regarding their performance. Such information will be calculated separately for each class of shares. These performance figures are based on historical results and are not intended to indicate future performance.

Fund performance changes over time and current performance may be higher or lower than stated. For more current information please call Davis Funds Shareholder Services at 1-800-279-0279.


CUMULATIVE TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN

Davis Research Fund began operations on October 31, 2001, and has not yet earned a performance record. When the Fund has earned a performance record it will report cumulative total return and average annual total return as detailed herein.

1 "Cumulative Total Return" is a measure of a fund's performance encompassing all elements of return. Total return reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. Total return is determined by assuming a hypothetical investment at the beginning of the period, deducting a maximum front-end or applicable contingent deferred sales charge, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period and subtracting the amount of the original investment, and by dividing by the original investment. This calculated amount is then expressed as a percentage by multiplying by 100. Periods of less than one year are not annualized.

2 "Average Annual Total Return" represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the fund's portfolio. Average annual total return is calculated separately for each class in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1+T)n = ERV

           Where:       P =     hypothetical initial payment of $1,000

                        T =     average annual total return

                        n =     number of years

                        ERV     = ending redeemable value at the end
                                of the period of a hypothetical
                                $1,000 payment made at the beginning
                                of such period

This calculation: (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum front-end or applicable contingent deferred sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.


PERFORMANCE RANKINGS

Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment style. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

Morningstar Ratings and Rankings. From time to time each Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds.

Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future result.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics. Past performance is no guarantee of future results.

 Each Fund also may compare its total return ranking to that of other funds in its Morningstar category, in addition to its star ratings. Those total return rankings are percentages from one percent to one hundred percent and are not risk adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Investors also may wish to compare the returns on each Davis Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts and other forms of fixed or variable time deposits and various other instruments such as Treasury bills. However, none of the Davis Funds' returns or share prices are guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

From time to time, the Fund may publish rankings or ratings of the Adviser or Transfer Agent, and of the investor services provided by them to shareholders of the Davis Funds, other than performance rankings of the Davis Funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based on the opinions of the rating or ranking service itself, using its research or judgment, or based on surveys of investors, brokers, shareholders or others.


OTHER PERFORMANCE STATISTICS

In reports or other communications to shareholders and in advertising material, the performance of the Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the Fund may be compared to that of other funds of comparable size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent mutual fund rating services, and the Fund may use evaluations published by nationally recognized independent ranking services and publications. Any given performance comparison should not be considered representative of the Fund's performance for any future period.

In advertising and sales literature the Davis Funds may publish various statistics describing its investment portfolio such as the Fund's average Price to Book and Price to Earnings ratios, beta, alpha, R-squared, standard deviation, etc.

The Fund's Annual Report and Semi-Annual Report contain additional performance information and will be made available on request and without charge by calling Davis Funds toll-free at 1-800-279-0279, Monday through Friday, 7 a.m. to 4 p.m. Eastern Standard Time.

                                   APPENDIX A:

                       QUALITY RATINGS OF DEBT SECURITIES


MOODY'S CORPORATE BOND RATINGS

AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

AA - Bonds that are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than AAA securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade-obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA - Bonds that are rated BAA are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds that are rated BA are judged to have speculative elements as their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any longer period of time may be small.

CAA - Bonds that are rated CAA are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

CA - Bonds that are rated CA represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATE BOND RATINGS

AAA - Debt rated AAA has the highest rating assigned by Standard and Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S COMMERCIAL PAPER RATINGS

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1 (superior capacity), Prime-2 (strong capacity) and Prime-3 (acceptable capacity). In assigning ratings to an issuer that represents that its commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

The S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in four categories, ranging from `A' for the highest quality to `D' for the lowest. Issues assigned an `A' rating are regarded as having the greatest capacity for timely payment. Within the `A' category, the numbers 1, 2 and 3 indicate relative degrees of safety. The addition of a plus sign to the category A-1 denotes that the issue is determined to possess overwhelming safety characteristics.

                                   APPENDIX B:

     TERMS AND CONDITIONS FOR A STATEMENT OF INTENTION (CLASS A SHARES ONLY)

TERMS OF ESCROW:
1.   Out of my initial purchase (or subsequent            5.   I hereby irrevocably constitute and appoint
     purchases if necessary) 5% of the dollar amount           State Street Bank and Trust my attorney to
     specified in this Statement will be held in               surrender for redemption any or all escrowed
     escrow by State Street Bank and Trust in the              shares with full power of substitution in the
     form of shares (computed to the nearest full              premises.
     share at the public offering price applicable
     to the initial purchase hereunder) registered        6.   Shares remaining after the redemption referred
     in my name. For example, if the minimum amount            to in Paragraph No. 4 will be credited to my
     specified under this statement is $100,000 and            account.
     the public offering price applicable to
     transactions of $100,000 is $10 a share, 500         7.   The duties of State Street Bank and Trust are
     shares (with a value of $5,000) would be held             only such as are herein provided being purely
     in escrow.                                                ministerial in nature, and it shall incur no
                                                               liability whatever except for willful
2.   In the event I should exchange some or all of             misconduct or gross negligence so long as it
     my shares to those of another mutual fund for             has acted in good faith. It shall be under no
     which Davis Distributors, LLC, acts as                    responsibility other than faithfully to follow
     distributor, according to the terms of this               the instructions herein. It may consult with
     prospectus, I hereby authorize State Street               legal counsel and shall be fully protected in
     Bank and Trust to escrow the applicable number            any action taken in good faith in accordance
     of shares of the new fund, until such time as             with advice from such counsel. It shall not be
     this Statement is complete.                               required to defend any legal proceedings that
                                                               may be instituted against it in respect of the
3.   If my total purchases are at least equal to the           subject matter of this Agreement unless
     intended purchases, the shares in escrow will             requested to do so and indemnified to its
     be delivered to me or to my order.                        satisfaction against the cost and expense of
                                                               such defense.
4.   If my total purchases are less than the
     intended purchases, I will remit to Davis
     Distributors, LLC, the difference in the dollar
     amount of sales charge actually paid by me and
     the sales charge which I would have paid if the
     total purchase had been made at a single time.
     If remittance is not made within 20 days after
     written request by Davis Distributors, LLC, or
     my dealer, State Street Bank and Trust will
     redeem an appropriate number of the escrowed
     shares in order to realize such difference.

                                    FORM N-1A

                        DAVIS NEW YORK VENTURE FUND, INC.

        POST-EFFECTIVE AMENDMENT NO. 64 UNDER THE SECURITIES ACT OF 1933
                       REGISTRATION STATEMENT NO. 2-29858

                                       AND

    POST-EFFECTIVE AMENDMENT NO. 39 UNDER THE INVESTMENT COMPANY ACT OF 1940
                            REGISTRATION NO. 811-1701

                                     PART C

                                OTHER INFORMATION
                                -----------------


Item 23. Exhibits:
         ---------

                       (a)(1) Articles of Incorporation. Amended and Restated Articles of Incorporation of Davis New York Venture Fund, Inc., incorporated by reference to Exhibit (1) of Registrant's registration statement 2-29858, filed on Edgar April 4, 1996.

                       (a)(2) Articles of Amendment of Articles of Incorporation, limiting liability of directors and officers, effective October 20, 1988, incorporated by reference to Exhibit 23(a)(2) of Registrant's registration statement 2-29858, filed on Edgar October 2, 2000.

                       (a)(3) Articles of Amendment, regarding stock classification, net asset value calculation and shareholder voting, dated August 29, 1994, incorporated by reference to Exhibit 23(a)(3) of Registrant's registration statement 2-29858, filed on Edgar October 2, 2000.

                       (a)(4) Articles of Amendment, changing name from New York Venture Fund, Inc., to Davis New York Venture Fund, Inc., effective October 1, 1995, incorporated by reference to Exhibit 23(a)(4) of Registrant's registration statement 2-29858, filed on Edgar October 2, 2000.

                       (a)(5) Articles Supplementary to Articles of Incorporation, designating the Davis Growth & Income Fund, incorporated by reference to
                                Exhibit 23(a)(3) of Registrant's registration statement 2-29858, filed on Edgar November 30, 1999.

                       (a)(6) Articles Supplementary to Articles of Incorporation, reorganizing Davis Growth & Income Fund and designating the Davis Research Fund. Incorporated by reference to Exhibit 23(a)(6) of Registrant's registration statement 2-29858, filed on Edgar September 21, 2001.

                       (b) By-laws. Amended and Restated Bylaws, incorporated by reference to Exhibit (2) of Registrant's registration statement 2-29858, filed on Edgar December 1, 1997.

                       (c) Instruments Defining Rights of Security Holders. Not applicable.

                       (d)(1) Investment Advisory Contracts. Investment Advisory Agreement with Davis Selected Advisers, L.P., dated January 1, 2001, incorporated by reference to Exhibit 23(d)(1) of Registrant's registration statement 2-29858, filed on Edgar November 30, 2000.

                       (d)(2) Sub-Advisory Agreement between Davis Selected Advisers, L.P., and Davis Selected Advisers - NY, Inc., dated January 1, 2001, incorporated by reference to Exhibit 23(d)(2) of Registrant's registration statement 2-29858, filed on Edgar November 30, 2000.

                       (d)(3) Amendment to Investment Advisory Agreement dated June 12, 2001 adding Davis Research Fund, incorporated by reference to Exhibit 23(d)(3) of Registrant's registration statement 2-29858, filed on Edgar August 6, 2001.

                       (e)(1) Underwriting Contracts. Distributing Agreement dated January 1, 2001 appointing Davis Distributors, LLC as the Registrant's principal underwriter. Incorporated by reference to
                                Exhibit 23(e)(1) of Registrant's registration statement 2-29858, filed on Edgar September 21, 2001.

                       (e)(2) Form of Dealer Agreement between principal underwriter and distributing broker-dealers, incorporated by reference to Exhibit 23(e)(3) of Registrant's registration statement 2-29858, filed on Edgar October 2, 2000.

                       (f)      Bonus or Profit Sharing Contracts. Not
                                applicable.

                       (g)(1) Custodian Agreements. Custodian Contract, dated September 5, 2000, incorporated by reference to
                                Exhibit 23(g)(1) of Registrant's registration statement 2-29858, filed on Edgar October 2, 2000.

                       (h)(1) Other Material Contracts. Transfer Agency and Service Agreement, dated March 10, 1998, incorporated by reference to Exhibit 23(h)(1) of Registrant's registration statement 2-29858, filed on Edgar October 2, 2000.

                       (h)(2) Amendment to Transfer Agency and Service Agreement, adding the Davis Growth & Income Fund, incorporated by reference to Exhibit 8(d) to Registrant's Post-Effective Amendment filed on Edgar May 1, 1998.

                       (h)(3)* Agreement to Waive Fees and Reimburse Expenses for Davis Research Fund.

                       (i)* Legal Opinion. Opinion and Consent of Counsel, (D'Ancona & Pflaum LLC).

                       (j)      Other Opinions. NONE

                       (k) Omitted Financial Statements. Incorporated from the Annual Report.

                       (l)      Initial Capital Agreements. Not applicable.

                       (m)(1) Rule 12b-1 Plan. Distribution Plans for Class A, B, and C shares, as amended December 5, 2000, incorporated by reference to Exhibit 23(m)(1) of Registrant's registration statement 2-29858, filed on Edgar November 30, 2000.

                       (n) Rule 18f-3 Plan. Plan pursuant to Rule 18f-3, as amended, incorporated by reference to Exhibit 18(b) of Registrant's registration statement 2-29858, filed on Edgar August 7, 1997.

                       (o)      Reserved.

                       (p) Code of Ethics. Code of Ethics as amended January 29, 2000, incorporated by reference to Exhibit (p) of Registrant's registration statement 2-29858, filed on Edgar October 2, 2000.

                       (q)(1) Other Exhibits. Powers of Attorney of the Registrant, Officers and Board of Directors of Davis New York Venture Fund, Inc., appointing Arthur Don and Thomas Tays as attorneys-in-fact, incorporated by reference to Exhibit 23(q)(1) of Registrant's registration statement 2-29858, filed on Edgar August 6, 2001.

                       (q)(2) Other Exhibits. Agreement Respecting Names, changing name from New York Venture Fund, Inc., to Davis New York Venture Fund, Inc., dated October 1, 1995, incorporated by reference to
                                Exhibit 23(d)(2) of Registrant's registration statement 2-29858, filed on Edgar October 2, 2000.

                       *        filed herein


Item 24. Persons Controlled by or Under Common Control With Registrant
         -------------------------------------------------------------

Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference from the Statement of Additional Information contained in Part B of this Registration Statement.


Item 25. Indemnification
         ---------------

Registrant's Articles of Incorporation indemnifies its directors, officers and employees to the full extent permitted by Section 2-418 of the Maryland General Corporation Law, subject only to the provisions of the Investment Company Act of 1940. The indemnification provisions of the Maryland General Corporation Law (the "Law") permit, among other things, corporations to indemnify directors and officers unless it is proved that the individual (1) acted in bad faith or with active and deliberate dishonesty, (2) actually received an improper personal benefit in money, property or services, or (3) in the case of a criminal proceeding, had reasonable cause to believe that his act or omission was unlawful. The Law was also amended to permit corporations to indemnify directors and officers for amounts paid in settlement of stockholders' derivative suits.

In addition, the Registrant's directors and officers are covered under a policy to indemnify them for loss (subject to certain deductibles) including costs of defense incurred by reason of alleged errors or omissions, neglect or breach of duty. The policy has a number of exclusions including alleged acts, errors, or omissions which are finally adjudicated or established to be deliberate, dishonest, malicious or fraudulent or to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties in respect to any registered investment company. This coverage is incidental to a general policy carried by the Registrant's adviser.

In addition to the foregoing indemnification, Registrant's Articles of Incorporation exculpate directors and officers with respect to monetary damages except to the extent that an individual actually received an improper benefit in money property or services or to the extent that a final adjudication finds that the individual acted with active and deliberate dishonesty.


Item 26. Business and Other Connections of Investment Adviser
         ----------------------------------------------------

Davis Selected Advisers, L.P. ("DSA") and affiliated companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered domestic and off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-adviser to other investment companies. Affiliated companies include:

Davis Investments, LLC: the sole general partner of DSA. Controlled by its sole member, Christopher C. Davis.

Venture Advisers, Inc.: is a corporation whose primary purpose is to hold limited partner units in DSA.

Davis Selected Advisers - NY, Inc.: a wholly-owned subsidiary of DSA, is a federally registered investment adviser which serves as sub-adviser for may of DSA's advisory clients.

Davis Distributors LLC: a wholly-owned subsidiary of DSA, is a registered broker-dealer which serves as primary underwriter of the Davis Funds and Selected Funds.

Davis Partners I, LLC: a wholly-owned subsidiary of DSA, serves as general partner of Davis Partners I, L.P., an unregistered investment company.

Other business of a substantial nature that directors or officers of DSA are or have been engaged in the last two years:

ANDREW A. DAVIS (6/25/63), 124 East Marcy Street, Santa Fe, NM 87501. Director and President or Vice President of each of the Davis Funds and the Selected Funds. President of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

CHRISTOPHER C. DAVIS (7/13/65), 609 Fifth Avenue, New York, NY 10017. Director and Chief Executive Officer, President, and/or Vice President of each of the Davis Funds and the Selected Funds; Director, Chairman and Chief Executive Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA, which are described above. Is an employee of Shelby Cullom Davis & Co., a registered broker/dealer. Is a director of Kings Bay Ltd., an offshore investment management company.

KENNETH C. EICH (8/14/53), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President of each of the Davis Funds and Selected Funds; Chief Operating Officer of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

SHARRA L. REED (9/25/66), 2949 East Elvira Road, Suite 101Tucson, Arizona 85706. Vice President, Treasurer and Assistant Secretary of each of the Davis Funds and Selected Funds; Vice President of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

THOMAS D. TAYS, 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President, Chief Legal Officer and Secretary, Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

GARY TYC (05/27/56), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President, Chief Financial Officer Treasurer, and Assistant Secretary of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

RUSSELL O. WIESE (05/18/66) 609 Fifth Avenue, New York, NY 10017. Chief Marketing Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

Item 27. Principal Underwriter
         ---------------------

     (a) Davis Distributors, LLC, a wholly owned subsidiary of the Adviser, located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706, is the principal underwriter for each of the Davis Funds and Selected Funds: Davis New York Venture Fund Inc., Davis Series, Inc., Davis Variable Account Fund, Inc., Davis International

     Series, Inc., Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust.

     (b) Management of the Principal Underwriters:

NAME AND PRINCIPAL                      POSITIONS AND OFFICES WITH        POSITIONS AND OFFICES
BUSINESS ADDRESS                        UNDERWRITER                       WITH REGISTRANT
----------------                        -----------                       ---------------
Kenneth C. Eich                         President                         Vice President
2949 East Elvira Road, Suite 101
Tucson, AZ  85706

Russell Wiese                           Chief Marketing Officer           None
609 Fifth Avenue,
New York, NY 10017

Gary P. Tyc                             Vice President, Treasurer         None
2949 East Elvira Road, Suite 101        and Assistant Secretary
Tucson, AZ 85706

Thomas D. Tays                          Vice President and Secretary      Vice President and Secretary
2949 East Elvira Road, Suite 101
Tucson, AZ  85706

(c)      Not applicable.

Item 28. Location of Accounts and Records
         --------------------------------

Accounts and records are maintained at the offices of Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, and at the offices of the Registrant's custodian, State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02107, and the Registrant's transfer agent State Street Bank and Trust, c/o Service Agent, BFDS, Two Heritage Drive, Seventh Floor, North Quincy, Massachusetts 02107.

Item 29. Management Services
         -------------------

                Not  applicable

Item 30. Undertakings
         ------------

Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.


                        DAVIS NEW YORK VENTURE FUND, INC.


SIGNATURES
----------

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tucson and State of Arizona on the 22nd day of October, 2001.

                                               DAVIS NEW YORK VENTURE FUND, INC.


                                               *By: /s/ Thomas Tays
                                                    ----------------------------
                                                        Thomas Tays
                                                        Attorney-in-Fact


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.

      Signature                              Title                             Date
      ---------                              -----                             ----
Christopher C. Davis*         President, Chief Executive Officer         October 22, 2001
---------------------
Christopher C. Davis

Sharra L. Reed*               Principal Financial Officer
---------------
Sharra L. Reed                and Treasurer                              October 22, 2001


                                                      * By: /s/ Thomas Tays
                                                            --------------------
                                                                Thomas Tays
                                                                Attorney-in-Fact


*Thomas Tays signs this document on behalf of the Registrant and each of the foregoing officers pursuant to the power of attorney filed as Exhibit 23(q)(1) of Registrant's registration statement 2-29858, filed on Edgar August 6, 2001.

                                                        /s/ Thomas Tays
                                                        ------------------------
                                                        Thomas Tays
                                                        Attorney-in-Fact

                        DAVIS NEW YORK VENTURE FUND, INC.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on October 22, 2001, by the following persons in the capacities indicated.

           Signature                                    Title
           ---------                                    -----

Wesley E. Bass. Jr.*                                  Director
---------------------------------
Wesley E. Bass, Jr.

Jeremy H. Biggs*                                      Director
---------------------------------
Jeremy H. Biggs

Marc P. Blum*                                         Director
---------------------------------
Marc P. Blum

Andrew A. Davis*                                      Director
---------------------------------
Andrew A. Davis

Christopher C. Davis*                                 Director
---------------------------------
Christopher C. Davis

Jerry D. Geist*                                       Director
---------------------------------
Jerry D. Geist

D. James Guzy*                                        Director
---------------------------------
D. James Guzy

G. Bernard Hamilton*                                  Director
---------------------------------
G. Bernard Hamilton

Theodore B. Smith, Jr.*                               Director
---------------------------------
Theodore B. Smith, Jr.

Christian R. Sonne*                                   Director
---------------------------------
Christian R. Sonne

Marsha Williams*                                      Director
-------------------------------
Marsha Williams


* Thomas Tays signs this document on behalf of each of the foregoing persons pursuant to the powers of attorney filed as Exhibit (q)(1) of Registrant's registration statement 2-29858, filed on Edgar August 6, 2001.

                                                   /s/ Thomas Tays
                                                       -------------------------
                                                       Thomas Tays
                                                       Attorney-in-Fact

                                  EXHIBIT LIST


         (h)(3) Agreement to Waive Fees and Reimburse Expenses for Davis Research Fund.
         (i) Legal Opinion. Opinion and Consent of Counsel, (D'Ancona & Pflaum LLC).